UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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ABM Industries Incorporated
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ABM Industries Incorporated
551 Fifth Avenue, Suite 300
New York, New York 10176
February 4, 2015
Dear Fellow Shareholders:
Over the last 15 years, ABM has transformed itself. From a company with annual revenues of  $1.8 billion and approximately 60,000 employees, ABM has become a leading provider of facility solutions, with revenues of more than $5.0 billion and approximately 118,000 employees in over 300 offices throughout the United States and various international locations. We now have the scope, scale and industry experience, as well as human capital, to deliver enterprise-wide solutions globally.
With the company’s recent strong performance, its depth of talent, and the completion of its reorganization and re-branding, it is well-positioned to move to the next level. As we move into the future, together we — your Board of Directors and Henrik Slipsager, your President and Chief Executive Officer — jointly agreed that now, from this position of strength, is the appropriate time to effect a leadership transition.
Scott Salmirs, a seasoned industry veteran, with more than 11 years’ experience with the Company, will succeed Mr. Slipsager as President and Chief Executive Officer on March 31, 2015. The entire Board extends enormous thanks to Henrik for all he has done to lead the successful transformation of our company. And we all look forward to having Scott serve as our next President and CEO, confident that he will contribute substantial value to the shareholders and other stakeholders of ABM.
We look forward to seeing you at the 2015 Annual Meeting of Shareholders.

Maryellen Herringer Chairman of the Board of Directors	Henrik C. Slipsager President and Chief Executive Officer

ABM Industries Incorporated
551 Fifth Avenue, Suite 300
New York, New York 10176

2015 ANNUAL MEETING OF SHAREHOLDERS
WEDNESDAY, MARCH 4, 2015
10:00 A.M.
NOTICE OF MEETING AND PROXY STATEMENT
YOUR VOTE IS IMPORTANT
ABM Industries Incorporated (ABM or the Company) will hold its 2015 Annual Meeting of Shareholders at Hotel Sofitel New York, 45 West 44th Street, New York, New York 10036, on Wednesday, March 4, 2015, at 10:00 a.m. The items of business at the Annual Meeting are:
Item One: Election of three directors to serve three-year terms until the 2018 Annual Meeting and until their successors are duly elected and qualified. The Board recommends a vote FOR each of the nominees.
Item Two: Ratification of the selection of KPMG LLP as ABM’s independent registered public accounting firm for the current year. The Board recommends a vote FOR this proposal.
Item Three: Advisory vote to approve executive compensation. The Board recommends a vote FOR this proposal.
Item Four: Approval of the Amended and Restated 2006 Equity Incentive Plan. The Board recommends a vote FOR this proposal.
Item Five: Transact such other business as may properly come before the meeting.
If you are a shareholder of record, you may vote in any one of four ways: in person by attending the Annual Meeting, by Internet, by telephone or by mail using the enclosed proxy card. Specific voting information is included under the caption “Voting Procedures.” Only shareholders of record at the close of business on January 14, 2015, are entitled to vote. On that day 55,884,518 shares of ABM common stock were outstanding. Each share entitles the holder to one vote.
The ABM Board of Directors asks you to vote in favor of the director nominees, for the ratification of KPMG LLP as ABM’s independent registered public accounting firm, for the approval, on an advisory basis, of the compensation of our executive officers and for approval of the amended and restated 2006 Equity Incentive Plan. This Proxy Statement provides you with detailed information about each of these matters. We encourage you to read this Proxy Statement carefully. In addition, you may obtain information about ABM from our Annual Report on Form 10-K for the fiscal year ended October 31, 2014, and from the ABM 2014 Annual Report to Shareholders, as well as from additional documents that we have filed with the Securities and Exchange Commission that are available on ABM’s website at www.abm.com.
This Notice and Proxy Statement are dated February 4, 2015, and were first mailed, together with a proxy card, to shareholders on or about February 4, 2015.
Shareholders may obtain free of charge a copy of our latest annual report (without exhibits) as filed with the SEC by writing to: Investor Relations, ABM Industries Incorporated, Corporate Headquarters, 551 Fifth Avenue, Suite 300, New York, New York 10176 or calling (212) 297-0200. In addition, all of our public filings, including our Annual Report on Form 10-K, can be found free of charge on the SEC’s website at www.sec.gov.

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to Be Held on March 4, 2015
The Proxy Statement, Annual Report on Form 10-K for the fiscal year ended October 31, 2014 and ABM 2014 Annual Report to Shareholders and the means to vote by Internet are available at www.proxyvote.com.
Instead of receiving paper copies of future annual reports and proxy statements in the mail, you can elect to receive an e-mail that will provide an electronic link to these documents. Choosing to receive your proxy materials online will save us the cost of producing and mailing documents to you as well as conserve natural resources. With electronic delivery, we will notify you by e-mail as soon as the annual report and proxy statement are available on the Internet, and you can easily submit your shareholder vote online. If you are a shareholder of record, you may enroll in the electronic delivery service at the time you vote by marking the appropriate box on your proxy card, or by selecting electronic delivery if you vote on the Internet, and following the enrollment instructions. If you are a beneficial holder, you may also have the opportunity to receive annual meeting materials electronically. Please check the information provided in the proxy materials mailed to you by your brokerage firm, bank or trustee.
You may contact ABM at (212) 297-0200 to obtain directions to the site of the Annual Meeting.

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Summary Information

Proxy Statement Summary This summary highlights information contained elsewhere in this proxy statement. You should read the entire proxy statement carefully before voting.

Annual Meeting of Shareholders
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Time and Date:
10:00 a.m. Eastern Time, March 4, 2015

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Place:
Hotel Sofitel New York
45 West 44th Street
New York, New York 10036

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Record Date:
January 14, 2015

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Voting:
Shareholders

Meeting Agenda
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Election of three directors

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Ratification of the selection of KPMG LLP as ABM’s independent registered public accounting firm for fiscal year 2015

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Non-binding advisory vote to approve executive compensation

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Approval of the Amended and Restated 2006 Equity Incentive Plan

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Transact any other business that may properly come before the meeting

Voting Matters
Board Proposals			Board Vote Recommendation		Page Reference (for more detail)
Election of Directors			FOR EACH DIRECTOR NOMINEE		5
Ratification of the selection of KPMG LLP as our independent registered public accounting firm for fiscal year 2015			FOR		57
Advisory vote to approve executive compensation			FOR		58
Approval of the Amended and Restated 2006 Equity Incentive Plan			FOR		59

Board Nominees
The following table provides summary information about each director who is nominated for election. Each director nominee will serve a three-year term expiring at the 2018 Annual Meeting of Shareholders.

Name	Age	Director Since	Occupation	Independent	Committee Assignments
Linda Chavez	67	1997	President — Becoming American Institute	✓	Compensation; Governance
J. Philip Ferguson	69	2009	Former Vice Chairman — University of Texas Investment Management Company	✓	Audit; Governance
Scott Salmirs	52	2015	Executive Vice President — ABM Industries Incorporated		—

General Information About The Meeting

VOTING PROCEDURES AND ANNUAL MEETING ATTENDANCE
Who may vote and how many votes do I have?
Shareholders of record at the close of business on the record date, January 14, 2015, may vote. On that date, there were 55,884,518 outstanding shares of ABM common stock.
All of the shares of ABM’s common stock are entitled to vote at the meeting. Shareholders of record will have one vote for each share they hold.

How many votes must be present to hold the annual meeting?
A majority of the votes that may be cast (at least 27,942,260 votes), present in person or represented by proxy, is needed to hold the 2015 Annual Meeting. If you properly vote on any proposal, your shares will be included in the number of shares to establish a quorum for the annual meeting. Shares represented by proxy cards marked “abstain” or returned without voting instructions will be counted as present for the purpose of determining whether the quorum for the annual meeting is satisfied. In addition, if you hold shares through a bank or brokerage account, your shares will be counted as present for the purpose of determining whether the quorum for the annual meeting is satisfied, even if you do not provide voting instructions to your bank or brokerage firm. However, neither these shares nor any abstentions will count in the voting results.
We urge you to vote by proxy even if you plan to attend the meeting. That will help us to know as soon as possible that we have enough votes to hold the meeting. Returning your proxy card will not affect your right to revoke your proxy or to attend the 2015 Annual Meeting and vote in person.

How do I vote my shares?
You may vote at the annual meeting by proxy or in person.
If you are a “holder of record” (that is, if your shares are registered in your own name with our transfer agent), you have several options. You may vote by telephone, on the Internet or by attending the meeting and voting in person. In addition, you may vote by mail using the enclosed proxy card.
If you hold your shares in “street name” (that is, if you hold your shares through a broker, bank or other holder of record), you received this proxy statement and voting instruction card from your broker, bank or other holder of record. The voting instruction card explains which voting options are available to you. As the beneficial owner of shares held in street name, you have the right to direct your bank or broker how to vote your shares, and it is required to vote your shares in accordance with your instructions. If you do not give instructions to your bank or brokerage firm, it will nevertheless be entitled to vote your shares with respect to “routine” items, but it will not be permitted to vote your shares with respect to “non-routine” items. In the case of a non-routine item, your shares will be considered “broker non-votes” on that proposal. If you want to vote in person at the annual meeting, you must obtain a power of attorney or proxy from your broker, bank or other holder or record authorizing you to vote. You must bring this power of attorney or proxy to the meeting.

How do I attend the annual meeting?
All shareholders as of the record date, January 14, 2015, or their proxy holders, are welcome to attend the annual meeting. If you are voting by mail, by telephone or via the Internet, but still wish to attend the meeting, follow the instructions on your proxy card or via the Internet (www.proxyvote.com) to tell us that you plan to attend. When you arrive at the meeting, please look for the “Shareholders’ Welcome Desk,” where you will be asked for photo identification in order to receive your admittance card.
If you hold your shares in street name and you decide to attend, you must bring to the meeting a copy of your bank or brokerage statement evidencing your ownership of ABM Industries Incorporated common stock as of the record date. Please go to the “Shareholders’ Welcome Desk” and provide the bank or brokerage statement, as well as your photo identification, in order to obtain an admittance card.

What happens if the annual meeting is postponed or adjourned?
Your proxy will still be valid and may be voted at the postponed or adjourned meeting.
You will still be able to change or revoke your proxy until it is voted.

General Information About The Meeting

Can I change or revoke my proxy?
Yes, you may change your vote or revoke your proxy at any time at or before the annual meeting. If you are a holder of record, you may change your vote or revoke your proxy through any of the following means:
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by casting a new vote by telephone or the Internet prior to the annual meeting, or by properly completing and signing another proxy card with a later date and returning the proxy card prior to the annual meeting;
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giving written revocation to our Corporate Secretary prior to the annual meeting directed to the address on page 4, or at the meeting; or

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voting in person at the annual meeting.

What if I do not indicate my vote for one or more of the matters on my proxy card?
If you are a registered shareholder and you return a proxy card without indicating your vote, your shares will be voted in accordance with the Board’s recommendations for proposals described in this proxy statement.

What if I do not return a proxy card or vote at the annual meeting?
If you are a registered shareholder and you do not return a proxy card or vote at the annual meeting, your shares will not be voted and will not count towards the quorum requirement to hold the annual meeting. Your shares that are not voted will not affect the outcome of any of the Company’s proposals.

What if my shares are held in “street name” and I do not give my bank or broker instructions on how to vote?
If your shares are held in “street name” and you do not give your bank or broker instructions on how to vote, your shares will be counted towards the quorum requirement for the annual meeting.
The failure to instruct your bank or broker how to vote will have one of two effects on the proposals for consideration at the annual meeting, depending upon the type of proposal. For the election of directors in
Proposal 1, and for Proposals 3 and 4, absent instructions from you, the bank or broker may not vote your shares at all and your shares will be considered broker non-votes, which will have no effect on the outcome of the proposal. For Proposal 2, involving ratification of our independent registered public accounting firm for 2015, the broker may vote your shares at its discretion.

Will my vote be confidential?
Yes. Your vote is confidential and will not be disclosed to our directors or employees.
Will the Company’s independent registered public accounting firm be present at the annual meeting?
Yes, representatives of KPMG LLP (KPMG) will attend the meeting. They will be available during the meeting to answer your questions and they will have the opportunity to make a statement, if they desire to do so. The Audit Committee of our Board has approved the appointment of KPMG as our independent registered public accounting firm for our 2015 fiscal year.

Will our directors attend the annual meeting?
It is expected that all of our directors will attend our annual meeting. All directors attended the 2014
Annual Meeting of Shareholders except for Stephen Kadenacy, who had a scheduling conflict.

Who will be soliciting proxies on our behalf?
The Company pays the cost of preparing proxy materials and soliciting your vote. Proxies may be solicited on our behalf by our directors, officers or employees by telephone, electronic or facsimile transmission or in person.

Who will count the vote?
Broadridge Financial Solutions, Inc. will be the proxy tabulator and IVS Associates, Inc. will act as the Inspector of Election.

General Information About The Meeting

What is “householding”?
Shareholders who hold their shares in the name of their bank or broker and live in the same household as other shareholders may receive only one copy of this Proxy Statement. This practice is known as “householding.” If you hold your shares in your broker’s name and would like additional copies of these materials, please contact your broker. If you receive multiple copies and would prefer to receive only one, please contact your broker. ABM does not use householding for the copies of the proxy statement that it delivers directly to shareholders.

SHAREHOLDER PROPOSALS, DIRECTOR NOMINATIONS AND
COMMUNICATING WITH OUR BOARD
How do I submit a shareholder proposal or director nomination for consideration at the 2016 Annual Meeting?
Our 2016 Annual Meeting is currently scheduled for March 9, 2016. If you wish to submit a proposal to be included in the 2016 proxy statement, you must submit your proposal in writing so that we receive it no later than October 12, 2015. Proposals should be sent to the Corporate Secretary, Sarah H. McConnell, ABM Industries Incorporated, 551 Fifth Avenue, Suite 300, New York, New York 10176.
Under our Bylaws, any shareholder wishing to make a nomination for director or wishing to introduce any business at the 2016 Annual Meeting of
Shareholders (other than a proposal submitted for inclusion in the Company’s proxy materials) must provide the Company advance notice of such business which must be received by the Company no earlier than November 11, 2015 and no later than December 11, 2015. Nominations for director for consideration by the Governance Committee should include the candidate’s name and qualifications for Board membership and fulfill all of the requirements set forth in the Company’s Bylaws, and should be sent within the time frame specified in the Bylaws.

How do I communicate with the Board?
You may communicate with our entire Board or the independent directors as a group by sending an e-mail to boardofdirectors@abm.com or by writing to Board of Directors, ABM Industries Incorporated, 551 Fifth Avenue, Suite 300, New York, New York 10176. Our Corporate Secretary will forward all communications relating to ABM’s interests, other than business solicitations, advertisements, job inquiries or similar communications, directly to the appropriate directors.
In addition, we maintain a Compliance Hotline that is available 24 hours a day, seven days a week, to receive calls, e-mails and letters to report a concern or complaint, anonymous or otherwise. The Compliance Hotline can be reached at 1-877-253-7804 or online at abmhotline.ethicspoint.com.

Election of Directors

OUR BOARD OF DIRECTORS
General
Our Certificate of Incorporation provides that the Board of Directors shall be divided into three classes serving staggered three-year terms, each class to be as nearly equal in number as possible as the other two. Our Board of Directors is currently comprised of ten members: Linda Chavez, J. Philip Ferguson, Anthony G. Fernandes, Luke S. Helms, Maryellen C.
Herringer, Sudhakar Kesavan, Scott Salmirs, Henrik C. Slipsager, William W. Steele and Winifred Markus Webb. The terms of Ms. Chavez and Messrs. Ferguson and Salmirs expire at the 2015 Annual Meeting. Mr. Slipsager is not seeking re-election to the Board.

Nominees
Our Board has proposed the following nominees for election as directors with three-year terms expiring at the Annual Meeting in 2018: Linda Chavez, J. Philip Ferguson and Scott Salmirs. Ms. Chavez and Mr. Ferguson were elected to serve for their present terms at the 2012 Annual Meeting of Shareholders. Mr. Salmirs was appointed to the Board in January 2015. The other continuing directors will remain in office until the expiration of their terms at the 2016 or 2017 Annual Meeting, as the case may be. The Board expects each nominee for election as a director to serve if elected. If a nominee is unable or unwilling to serve, proxies will be voted in favor of the other nominees and may be voted for a substitute nominee. Each nominee elected as a director will continue in office until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or retirement as a director.
Each nominee was recommended by the Governance Committee, has been nominated by the Board of Directors for election and has consented to serve. In recommending Ms. Chavez and Messrs.
Ferguson and Salmirs for election as directors, the Governance Committee considered these directors’ service to our Board, their independence, skills, contributions to the Board, current and previous occupations and current and former directorships with other public companies.
Our Board is composed of individuals who have experience as current or former chief executive officers, current or former senior executives with significant operational, finance or audit responsibilities, and individuals who have extensive experience in legal matters, investment management and finance, mergers and acquisitions, government and public policy as well as service on the boards of other public companies. As such, they have strong leadership skills and working knowledge of matters facing companies such as ours. The Board of Directors’ Skills Matrix sets out selection criteria used by our Board in concluding that each nominee’s service on the Board is appropriate and also reflects the current skills and experience of each of the other continuing members of our Board.

Election of Directors

Board of Directors’ Skills Matrix
Skills and Experience
Operations Experience		✓	✓	✓		✓	✓	✓	✓
Compensation Expertise	✓	✓	✓		✓	✓	✓	✓
Industry Experience						✓	✓	✓
Board Experience	✓	✓	✓	✓	✓	✓		✓	✓
Financial Experience	✓	✓	✓	✓	✓	✓	✓	✓	✓
Mergers and Acquisitions Experience		✓	✓	✓	✓	✓	✓	✓	✓
Sales and Marketing		✓		✓			✓	✓	✓
Government/Government Relations	✓	✓			✓	✓
Global			✓	✓	✓	✓	✓		✓
Diversity	✓		✓	✓	✓	✓		✓	✓
[Intentionally left blank]

Proposal 1 — Election of Directors:
Director Nominees

PROPOSAL 1 — ELECTION OF DIRECTORS
THE BOARD OF DIRECTORS RECOMMENDS VOTES
“FOR” THE ELECTION OF ALL OF THE NOMINEES AS DIRECTORS
The three persons who receive a plurality of the votes cast will be elected as directors. This means that the three director nominees with the most votes are elected. Only votes “For” affect the outcome. Withheld votes do not affect the voting calculation.
Nominees for Election as Directors with Terms Expiring in 2018
Linda Chavez	Director Since 1997	Age 67
President, Becoming American Institute

Ms. Chavez is the president of the Becoming American Institute, a position she has held since 2014. Additionally, she is founder and chairman of the Center for Equal Opportunity, a position she has held since January 2006. Prior to her appointment as chairman, Ms. Chavez served as president of the Center for Equal Opportunity from January 1995 through December 2005. Ms. Chavez was a director of Pilgrim’s Pride Corporation from 2004 to 2008 where she served on the audit committee. Previously, she was a director of Greyhound Lines, Inc. from 1995 to 1999, when it was acquired by another company. Ms. Chavez has held numerous appointed positions, including chief executive officer of the National Commission on Migrant Education from 1988 to 1992, chief executive officer of the U.S. Commission on Civil Rights from 1983 to 1985, and White House Director of Public Liaison in 1985. In 1992, she was elected by the United Nations Commission on Human Rights to serve a four-year term as U.S. Expert to the U.N. Sub-Commission on the Prevention of Discrimination and Protection of Minorities. She is a 2006 graduate of the UCLA Anderson Graduate School of Management Director Training and Certification Program and served on the advisory board of the Outstanding Directors Exchange in 2008 and 2009. Ms. Chavez serves on the board of Research Electro-Optics, a privately held company. Ms. Chavez also serves or has served on numerous non-profit boards, including the Campaign to Prevent Teen and Unplanned Pregnancies, and she is an author and nationally syndicated columnist and television commentator and writes extensively about public policy issues.

J. Philip Ferguson	Director Since 2009	Age 69
Former Vice Chairman, University of Texas Investment Management Company

Mr. Ferguson has spent 45 years in the investment management business, currently serving on the board of managers of Salient Partners, on the investment committee for Silver Ventures and Houston Endowment, Inc., and as non-executive chair of the investment committee of Ascendant Advisors. Mr. Ferguson served until April 2012, on the board of directors of the University of Texas Investment Management Company (UTIMCO), a position he held since August 2003. He chaired the UTIMCO compensation committee and served on its risk and policy committees. Mr. Ferguson also serves on the advisory committee of the MBA Investment Fund at the McCombs School of Business at the University of Texas-Austin, a position held since March 2005 and is vice-chair of the University of Texas Health Science Center Development Board. Mr. Ferguson held various executive positions with AIM Capital Management, Inc. (now Invesco AIM) from 2000 to 2007, serving most recently as president and chief investment officer. Previously, he held senior positions at several investment management firms, including: managing partner at Beutel, Goodman & Company; senior vice president at Lehman Brothers, Inc.; and vice president of Goldman, Sachs & Company. Mr. Ferguson also serves or has served on various investment and civic boards, including the Investment Adviser Association, Museum of Fine Arts, Houston, and on the Chancellor’s Advisory Council, Texas Christian University.

Proposal 1 — Election of Directors:
Director Nominees

Scott Salmirs	Director Since 2015	Age 52
Executive Vice President, ABM Industries Incorporated

Mr. Salmirs is an executive vice president of the Company, a position held since September 2014. As such, he has global responsibility for the Company’s aviation division and all international activities. Previously, Mr. Salmirs served as executive vice president of ABM Janitorial Services — Northeast from 2003 to December 2014. Prior to joining the Company, Mr. Salmirs held various leadership positions at Goldman, Sachs & Company, Lehman Brothers, Inc., and CBRE. Mr. Salmirs also serves on the board of Outreach, a New York non-profit organization dedicated to rehabilitating teen drug users, and is a founding board member of Donate Eight, a non-profit group associated with the New York Organ Donor Network. In January 2015, the Company’s Board of directors appointed Mr. Salmirs president and chief executive officer effective March 31, 2015.

Directors with Terms Expiring in 2016
Luke S. Helms	Director Since 1995	Age 71
Managing Director, Sonata Capital Group

Mr. Helms is the managing director of Sonata Capital Group, a privately owned, registered investment advisory firm, a position held since June 2000. Previously, Mr. Helms served as vice chairman of KeyBank from April 1998 to March 2000 and held various senior executive positions at Bank of America Corporation, including vice chairman from May 1993 to October 1998. He also served as president of Seafirst Bank from November 1987 to September 1990 and chief executive officer from September 1990 to May 1993. Mr. Helms was a director of Lifelock, Inc., a privately owned company, from 2007 to 2008 and has served as a director of Manulife Financial Corporation since 2007.

Sudhakar Kesavan	Director Since 2012	Age 60
Chairman and Chief Executive Officer, ICF International

Mr. Kesavan is chairman and chief executive officer of ICF International, a position held since 1999. He has also been a director of ICF International since June 1999. Previously, Mr. Kesavan served as the president of ICF Consulting Group, a subsidiary of ICF Kaiser from 1997 to 1999. Mr. Kesavan serves as chair of the Northern Virginia Technology Council. He also serves as board member emeritus of the Rainforest Alliance, a New York-based non-profit environmental organization and on the board of Inova Health Systems, a not-for-profit healthcare system based in Northern Virginia.

William W. Steele	Director Since 1998	Age 78
Former President and Chief Executive Officer, ABM Industries Incorporated

Mr. Steele is a former officer and employee of the Company, who retired in October 2000 after 43 years of employment with the Company. Mr. Steele’s positions with the Company included service as president from November 1991 to October 2000 and chief executive officer from November 1994 to October 2000. Mr. Steele also serves as a director of TrueBlue, Inc. (NYSE: TBI), a leading staffing, recruiting and workforce management company, a position he has held since 2001, where he chairs its governance and nominating committee, is a member of its audit committee and has served as its lead independent director since October 2008.

Proposal 1 — Election of Directors:
Director Nominees

Directors with Terms Expiring in 2017
Anthony G. Fernandes	Director Since 2007	Age 69
Former Chairman, Chief Executive Officer and President of Philip Services Corporation

Mr. Fernandes served as chairman, chief executive officer and president of Philip Services Corporation from August 1999 to April 2002. Prior to joining Philip Services Corporation, Mr. Fernandes had a 30-year career with the Atlantic Richfield Company (ARCO), serving as executive vice president and director of ARCO from 1994 to 1999; president of ARCO Coal, a subsidiary of ARCO, from 1990 to 1994 and corporate controller of ARCO from 1987 to 1990. He was a member of the ARCO board of directors and chairman of ARCO Chemical Company, a NYSE company 80% owned by ARCO. From 2003 to 2007, he was a director of Tower Automotive, Inc. He also currently serves as a director of Baker Hughes Incorporated, Cytec Industries, and Black and Veatch Corporation.

Maryellen C. Herringer	Director Since 1993	Age 71
Non-Executive Chairman of the Board, ABM Industries Incorporated

Ms. Herringer is retired executive vice president, general counsel and secretary of APL Limited. She held various executive positions with APL Limited, an international provider of transportation and logistics, from 1991 to 1997 and was responsible at various times for overseeing functions including legal, risk management, corporate communications, human resources, internal audit, tax and community affairs. Prior to joining APL Limited, Ms. Herringer was a partner in the international law firm of Morrison & Foerster from 1989 to 1991. From 1981 to 1989, Ms. Herringer held various positions at Transamerica Corporation (insurance and financial services), including vice president and general counsel from 1981 to 1983 and senior vice president and general counsel from 1983 to 1989. Ms. Herringer serves as a director of PG&E Corporation and Pacific Gas and Electric Company, a subsidiary of PG&E Corporation, and is chair of such companies’ nominating and governance committees and serves on their audit and compensation committees. She served as interim lead director of PG&E Corporation and Pacific Gas and Electric Company and interim non-executive Chairman of the Board of Pacific Gas & Electric Company from May to September 2011. Ms. Herringer currently is a member of the Board of Trustees of Mills College, Vassar College and the San Francisco Museum of Modern Art and has served on the boards of numerous educational institutions and not-for-profit organizations. She is also a former chair of the Business Law Section of the State Bar of California.

Winifred Markus Webb	Director Since 2014	Age 56
Chief Executive Officer, Kestrel Corporate Advisors

Ms. Webb is chief executive officer of Kestrel Corporate Advisors, a position she has held since February 2013. From January 2010 to January 2013 she was managing director for Tennenbaum Capital Partners, LLC. Ms. Webb was a member of the corporate executive team as chief communications and investor relations officer and senior advisor for Ticketmaster Entertainment Inc. from April 2008 to January 2010. She served for 20 years with The Walt Disney Company, from 1988 to 2008, primarily as corporate senior vice president of investor relations and shareholder services responsible for overseeing Disney’s strategic financial communications worldwide and governance outreach. She was also executive director for The Walt Disney Company Foundation. Her previous roles included investment banking positions with PaineWebber Inc. and Lehman Brothers Kuhn Loeb. A member of the board of directors for publicly traded Jack in the Box Inc. from 2008 to 2014, Ms. Webb currently also serves on the boards of Personal BlackBox Company and PetSmart Charities Inc.

Corporate Governance

CORPORATE GOVERNANCE
Corporate Governance Principles
Our Board of Directors has adopted Corporate Governance Principles that reflect our commitment to good corporate governance and the role of governance in building long-term shareholder value. As described below, our Board committee charters are designed to assure that our Board fully discharges its responsibilities, and our Board regularly reviews these charters and Corporate Governance Principles in response to changing regulatory requirements, evolving best practices and the concerns of our shareholders and other constituents. Our Corporate Governance Principles, which include our independence standards, are published on our website at http://investor.abm.com. Other information relating to our corporate governance is also available on our website at the same address, including our Code of Business Conduct (Code of Conduct), and the Charters of our Audit Committee, Compensation Committee, Corporate Citizenship and Communications Committee, and Governance Committee. These documents are also available in printed hard-copy format upon written request to the Corporate Secretary at the Company’s corporate headquarters.

Director Independence
Our Corporate Governance Principles provide that a majority of our directors will be independent and that our Audit Committee, Compensation Committee and Governance Committee shall consist solely of independent directors and that the Corporate Citizenship and Communications Committee shall consist solely of non-management directors. Each year, our Governance Committee reviews the independence of each of our directors under the NYSE listing standards and considers any current or previous employment relationship as well as any transactions or relationships between our Company and our directors or any members of their immediate family (or any entity of which a director or an immediate family member is an executive officer, general partner or significant equity holder). The purpose of this review is to determine whether any relationships or transactions exist that preclude a director from being deemed independent under the NYSE listing standards or are otherwise inconsistent with a determination that the director is independent. To facilitate this process, our Governance
Committee reviews directors’ responses to our annual Directors’ and Officers’ Questionnaire, which requires disclosure of each director’s, and his or her immediate family’s relationships to our Company, as well as any potential conflicts of interest that may otherwise be brought to the attention of our Governance Committee.
In this context, our Governance Committee considered the retirement benefits of Mr. Steele that are described under “Transactions with Related Persons.” Our Governance Committee determined that this relationship was not material. Based on its analysis and our independence standards, our Governance Committee concluded and recommended to our Board that this relationship did not impair the independence of this director, and our Governance Committee affirmatively determined and recommended to our Board, and the Board confirmed, that all of our directors, other than our Chief Executive Officer (CEO), should be designated as independent.

Board Leadership Structure
The Company currently has separate persons serving as its Chairman of the Board and CEO in recognition of the differences between the two roles. As set forth in the Company’s Bylaws, the CEO has general and active management over the business and affairs of the Company, subject to the control of the Board. Our Chairman, on the other hand, is charged with presiding over all meetings of the Board and our shareholders, as well as providing advice and counsel to the CEO, coordinating the preparation of agendas, keeping directors informed of matters impacting the Company, and maintaining contact with the Company’s General Counsel. Maryellen Herringer serves as Chairman of the Board, a position she has held since 2006. The Board of Directors believes that by separating the roles of CEO and Chairman, the CEO is better able to focus his time and energy on managing the Company’s operations. The Board of Directors believes that at this time, the separate CEO/Chairman structure is the most appropriate and effective leadership structure for the Company and its shareholders.

Corporate Governance

The Board’s Role in Risk Management
Our Company is subject to a number of risks. Our most significant risks are outlined in our Annual Report on Form 10-K for the fiscal year ended October 31, 2014. Our Board of Directors exercises oversight over the Company’s strategic, operational and financial matters, as well as compliance and legal risks. In connection with this role, the Board oversees our Company’s Enterprise Risk Management (ERM) process, under which it reviews our business risk framework. The ERM process is designed to strengthen our risk management capability as well as to monitor business risks. The Board, as permitted in the Company’s Bylaws and committee charters, exercises its oversight, in part, through the Audit Committee, the Compensation Committee, the Corporate Citizenship and Communications Committee, and the Governance
Committee. The Audit Committee reviews and discusses guidelines and policies with respect to risk assessment and risk management. The Compensation Committee annually reviews and assesses risks, if any, arising from the Company’s compensation policies and practices for its employees and whether any such risks are reasonably likely to have a material adverse effect on the Company. The Corporate Citizenship and Communications Committee reviews and advises with respect to risks related to strategies, policies and communications targeted to various key constituencies. The Governance Committee considers risks in relationship to succession planning. The Board’s role in risk oversight has not affected its leadership structure.

Executive Sessions of Directors
At least four times a year, after regularly scheduled and special Board meetings, our independent directors meet in executive session without management present and consider matters important to our Company and corporate governance. Executive sessions are chaired by our Chairman. During fiscal year 2014, our Board met in executive session six times.

Code of Business Conduct
The Board of Directors has adopted the Code of Conduct. The Code of Conduct applies to all directors, officers and employees of ABM, including ABM’s CEO, Chief Financial Officer (CFO) and Chief Accounting Officer. The Code of Conduct is available on ABM’s website under “Governance” at http://investor.abm.com and in printed hard-copy format upon written request to the Corporate
Secretary at the Company’s corporate headquarters. If any amendments are made to the Code of Conduct or if any waiver, including any implicit waiver, of a provision of the Code of Conduct is granted to ABM’s CEO, CFO or Chief Accounting Officer, ABM will disclose such amendment or the nature of such waiver on its website.

Mandatory Retirement
On December 9, 2013, the Board adopted a mandatory retirement policy for non-employee directors. Under this policy, a director who attains the age of 73 during his or her current term must resign from the Board effective upon the conclusion of the annual shareholders meeting next following his or her 73rd birthday. However, if a director was elected to the Board prior to the adoption of this policy, and the director had attained the age of 73 at the time he or she was last elected to the Board, the director may continue to serve as director until his or her current term expires or is terminated.

Meetings and Attendance
During fiscal year 2014, the Board of Directors met six times, with an attendance rate of 100% for all incumbent directors. During this period, each of the Company’s incumbent directors attended at least 96% of the meetings of the committees on which he or she served.

Corporate Governance

Committees
The following table sets forth the current membership on each committee of the Board and the number of committee meetings held in fiscal year 2014.
Director	Audit Committee	Compensation Committee	Corporate Citizenship and Communications Committee	Governance Committee
Linda Chavez		✓	✓	✓
J. Philip Ferguson	✓		✓	✓
Anthony G. Fernandes	✓(C)		✓
Luke S. Helms	✓	✓		✓(C)
Maryellen C. Herringer		✓
Sudhakar Kesavan		✓(C)
Scott Salmirs
Henrik C. Slipsager
William W. Steele			✓(C)
Winifred Markus Webb	✓
Number of meetings in fiscal year 2014	7	9	4	8
✓ = Member
C = Chairman
Audit Committee
Responsibilities. The Audit Committee of the Board of Directors performs the responsibilities set forth in its Charter, which include overseeing the Company’s financial reporting process and the internal and independent audits of ABM and the communication process among the Board, management and ABM’s independent registered public accounting firm. The responsibilities of the Audit Committee include:
•
assisting the Board with respect to the Company’s compliance with legal and regulatory requirements;

•
selecting the independent registered public accounting firm;

•
approving the fees for the independent registered public accounting firm;

•
ensuring the independence of the independent registered public accounting firm;

•
overseeing the work of the independent registered public accounting firm;

•
reviewing ABM’s system of internal accounting controls;

•
obtaining assurances from the independent registered public accounting firm that no acts have been detected, or have otherwise come to the attention of the independent auditors, that would require disclosure to the Audit Committee under Section 10A(b) of the Securities Exchange Act of 1934, as amended (the Securities Exchange Act); and
•
reviewing policies with respect to risk assessment and risk management and the Company’s major financial risk exposures.

Meetings. Meeting agendas are developed by the Audit Committee chair in consultation with committee members and senior management, who regularly attend the meetings. On a regular basis, the committee holds executive sessions without members of management and it also meets privately with representatives of the Company’s independent registered public accounting firm and separately with each of our CFO, our Executive Vice President, General Counsel and Corporate Secretary, and our Vice President-Internal Audit.
Members. The members of the Audit Committee are: Mr. Fernandes, Chair, and Messrs. Ferguson and Helms and Ms. Webb. Each member of the Audit Committee has been determined to be independent under the standards for independence for audit committee members established by the NYSE. In addition, the Board of Directors has determined that each member of the Committee is financially literate and that each qualifies as an “audit committee financial expert” under the definition promulgated by the Securities and Exchange Commission (SEC).

Corporate Governance

Compensation Committee
Responsibilities. The Compensation Committee performs the responsibilities set forth in its Charter, which include:
•
providing direction to the Company in the area of executive compensation;

•
annually reviewing and approving corporate goals and objectives relevant to the CEO’s compensation, and evaluating the CEO’s performance;

•
recommending for approval to the directors who are both independent under applicable NYSE and SEC rules and “outside” directors under Section 162(m) of the Internal Revenue Code of 1986, the CEO’s compensation, including equity grants;

•
reviewing the Company’s compensation structure and approving the compensation of all other employees of the Company who are executive officers of the Company;

•
with the assistance of an outside consultant retained directly by the Committee, conducting a review of all executive incentive plans at least once every three years and making recommendations to the Board with respect to compensation plans for the Company;

•
making awards under and overseeing the administration of the Company’s executive benefit and equity-based compensation plans;

•
reviewing the CEO’s employment agreement and recommending the terms of the CEO’s employment agreement to the independent and outside directors;

•
reviewing and approving the Company’s form of employment agreements for executive officers, other than the CEO;

•
reviewing and recommending to the Board severance and other terms in any change-in-control agreements and policies;

•
reviewing and discussing with management the Company’s disclosures in respect of the “Compensation Discussion and Analysis” required under the Securities Exchange Act rules and recommending to the Board that the Compensation Discussion and Analysis reviewed by the Committee be included in the Company’s Proxy Statement and Annual Report on Form 10-K;

•
preparing the Compensation Committee Report required under Securities Exchange Act rules; and

•
reviewing and assessing risks, if any, arising from the Company’s compensation policies and practices.

Meetings. Meeting agendas are developed by the Compensation Committee chair in consultation with committee members and senior management, who regularly attend each meeting. In addition, the committee’s independent compensation consultant regularly attends meetings. The Committee meets in executive session without the CEO when discussing the CEO’s compensation and certain other matters, including, from time to time, the compensation of other executives.
Members. The members of the Compensation Committee are: Mr. Kesavan, Chair, Mss. Chavez and Herringer and Mr. Helms. As described above, each member of the Compensation Committee has been determined to be independent.

Corporate Citizenship and Communications Committee
Responsibilities. The Corporate Citizenship and Communications Committee is responsible for providing board-level oversight and advice on various matters, including the following:
•
equal opportunity employer;

•
crisis management planning and communications;

•
sustainability and environmental and green energy issues;

•
health and safety issues;

•
public affairs, public policy and government relations;

•
political action committee activities, if any;

•
marketing, branding and communications; and

•
corporate philanthropy.

Meetings. Meeting agendas are developed by the Corporate Citizenship and Communications Committee chair in consultation with senior management.
Members. The members of the Corporate Citizenship and Communications Committee are: Mr. Steele, Chair, Ms. Chavez, Messrs. Ferguson and Fernandes. Each member of the Corporate Citizenship and Communications Committee has been determined to be independent.

Corporate Governance

Governance Committee
Responsibilities. The Governance Committee performs the responsibilities set forth in its Charter, which include:
•
making recommendations to the Board as to the optimal number of directors on the Board;

•
reviewing and recommending criteria and candidates for selection of new directors and the reelection of incumbent directors;

•
reviewing and recommending executive officer succession;

•
making equity grants to non-employee directors;

•
reviewing and recommending to the Board any changes in cash compensation of non-employee directors; and

•
other matters of corporate governance.

Meetings. Meeting agendas are developed by the Governance Committee chair in consultation with the chairman of the Board, the CEO and the Executive Vice President, General Counsel and Corporate Secretary.
Members. The members of the Governance Committee are: Mr. Helms, Chair, Ms. Chavez and Mr. Ferguson. As described above, each member of the Governance Committee has been determined to be independent.

Compensation Committee Interlocks and Insider Participation
None of the members of the Compensation Committee during fiscal year 2014 or as of the date of this Proxy Statement is or has been an officer or employee of the Company, and no executive officer of the Company served on the compensation committee or board of any company that employed any member of the Company’s Compensation Committee or Board of Directors.

Identifying and Evaluating Nominees for Directors
Our Board is responsible for selecting nominees for election as directors. The Board delegates the screening process to the Governance Committee with the expectation that other members of the Board, including the CEO, are asked to take part in the process as appropriate. Candidates recommended by the Governance Committee are subject to approval by the Board. Our Governance Committee regularly assesses the appropriate size of the Board, and whether any vacancies on the Board are expected because of retirement or otherwise. In the event that any vacancy is anticipated, or otherwise arises, the Governance Committee considers various potential candidates for director.
Our Governance Committee recommends to the Board the criteria for director candidates, and the Board establishes the criteria. The Governance Committee of the Board is responsible for reviewing with the Board the requisite skills and characteristics of new Board candidates and current Board members in the context of the current composition of the Board.
In analyzing director nominations and director vacancies, our Governance Committee seeks to recommend candidates for director positions who will create a collective membership on the Board with varied experience and perspectives and who maintain a Board that reflects diversity, including, but not limited to, gender, ethnicity, background and experience. We do not have a policy that requires specified types of diverse backgrounds. The Governance Committee strives to recommend candidates who demonstrate leadership and significant experience in a specific area or endeavor, understand the role of a public company director, and can provide insights and practical wisdom based on their experience and expertise.
The Governance Committee and the Board of Directors focus on the areas set forth in the Board of Directors’ Skills Matrix when analyzing whether directors and nominees have the requisite experience, qualifications, attributes and skills, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of the Company’s business and structure. The Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director, such as search firms and the relationships of current directors. Candidates may also come to the attention of the Governance Committee through shareholders or other persons. These candidates are evaluated at regular or special meetings of the Governance Committee and may be considered at any point during the year.
Our Directors are expected to prepare for, attend and participate in Board meetings and meetings of the Committees of the Board on which they serve and to spend the time needed and to meet as frequently as necessary to properly discharge their responsibilities and duties as directors. Each Board member is expected to arrange his or her schedule so that other

Corporate Governance

existing and planned future commitments do not materially interfere with the member’s service as a director. Ordinarily, directors who are full-time employees of ABM or who serve as chief executive officers or in equivalent positions at other companies may not serve on the boards of more than two other publicly traded companies. Other directors may not serve on the boards of more than four other publicly traded companies. Service on other boards and other commitments are considered by the Governance Committee and the Board when reviewing Board candidates.

CERTAIN RELATIONSHIPS AND TRANSACTIONS WITH RELATED PERSONS
Policy for the Review, Approval or Ratification of Transactions with Related Persons
The Board of Directors has adopted a written policy for review of transactions involving more than $120,000 in any fiscal year in which ABM or its subsidiaries are a participant and in which any director, executive officer, holder of more than 5% of the outstanding shares of ABM common stock or any immediate family member of any of these persons has a direct or indirect material interest. Such transactions may include employment or consulting relationships with a related person or contracts under which ABM receives goods or services from (or provides goods and services to) a related person or a company for which the related person is an employee or otherwise affiliated. Directors and executive officers are required to inform ABM of any such transaction promptly after they become aware of it, and ABM also collects information from directors and executive officers about their affiliations and the affiliations of their family members. The policy does not require review of the following transactions:
•
the compensation of executive officers and directors approved in accordance with ABM Corporate Governance Principles and the Governance and Compensation Committee charters;

•
transactions with entities where the sole interest of the director, executive officer, more than 5% shareholder or immediate family member is as a director of the entity;

•
transactions with entities where the sole interest of the director, executive officer, more than 5% shareholder or immediate family member arises from direct or indirect ownership, together with any other related persons, of less than 10% equity interest in such entity (other than partnerships);

•
transactions with entities where the sole interest of the director, executive officer, more than 5% shareholder or immediate family member arises from such person’s position as a limited partner in a partnership in which the person and all other related parties have an interest of less than 10%, and the person is not a general partner and does not hold another position in the partnership; and

•
transactions in which all security holders receive proportional benefits.

Generally, transactions that ABM’s General Counsel determined may be covered by the policy are subject to a determination of materiality by the Board and, if so determined to be material to the related party, must be approved or ratified by the Board. The Board approves or ratifies a transaction if it determines, in its business judgment based on the available information, that the transaction is fair and reasonable to ABM and consistent with the best interests of ABM.

Transactions with Related Persons
The General Counsel informed the Board, based on a review of potential transactions with related persons, that there were no transactions involving related persons requiring review by the Board since the beginning of fiscal year 2014 under the terms of the Related Party Transactions Policy.
Mr. Steele is a current director. He retired as an officer and employee of ABM in October 2000. Pursuant to his previous employment agreement,
ABM provides Mr. Steele with $150,000 in life insurance coverage for the remainder of his life and pays certain club dues for Mr. Steele, which in fiscal year 2014 amounted to approximately $440.

Corporate Governance

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act requires ABM’s directors, officers and persons who own more than 10% of a registered class of ABM’s securities to file reports of beneficial ownership and changes in ownership with the Securities and Exchange Commission. Based solely on a review of the reporting forms and representations of its directors and officers, ABM believes that since the beginning of fiscal year 2014, all forms required to be filed by its executive officers and directors under Section 16(a) were filed on a timely basis, with the exception of two filings for two transactions by Mr. Slipsager, which were each filed one day late due to an administrative error.

Compensation of Directors

DIRECTOR COMPENSATION FOR FISCAL YEAR 2014
Director Compensation Elements
ABM compensates non-employee directors through a combination of annual cash retainers, fees relating to service on a committee, and equity grants. Our non-employee director compensation policy for fiscal year 2014 is described below.

Fiscal 2014 Non-Employee Director Compensation
The Governance Committee reviews the compensation of non-employee directors periodically and recommends changes to the Board whenever it deems appropriate. In 2014, the Committee engaged Semler Brossy Consulting Group, LLC (“Semler Brossy”), which also serves as the Compensation Committee’s independent consultant, to review the existing non-employee director compensation program. Based on this review, the Governance Committee approved increasing directors’ annual equity compensation to $110,000 from $90,000, effective as of November 1, 2014. In addition, in
January 2015, based on a review by Semler Brossy, the Governance Committee recommended increasing the annual cash retainer for the Chairman of the Board to $175,000, while eliminating, for this position, separate cash committee retainers, and increasing the annual equity grant to the Chairman of the Board to $175,000. The Board approved these recommendations.
The following table describes the components of the non-employee director compensation program in effect during 2014 and 2015.

Compensation Element	2014 Compensation Program	2015 Compensation Program
Annual Board Cash Retainer	$145,000 for Chairman of the Board; $70,000 for other non-employee directors	$175,000 for Chairman of the Board; $70,000 for other non-employee directors
Annual Board Equity Retainer	$90,000	$175,000 for the Chairman of the Board; $110,000 for other non-employee directors
Board Attendance Fees	None	None
Committee Attendance Fees	None	None
Annual Chair Fees	$15,000 for Audit Chair $10,000 for Compensation Chair $7,500 for Governance Chair $5,000 for Corporate Citizenship and Communications Chair	$15,000 for Audit Chair $10,000 for Compensation Chair $7,500 for Governance Chair $5,000 for Corporate Citizenship and Communications Chair
Annual Committee Member Retainer*	$20,000 for Audit members $12,500 for Compensation members $7,500 for Governance members $5,000 for Corporate Citizenship and Communication members	$20,000 for Audit members
$12,500 for Compensation
members
$7,500 for Governance members
$5,000 for Corporate Citizenship
and Communication members
*The Chairman of the Board will
not receive a separate retainer for
Committee memberships.
The Governance Committee may recommend to the Board that directors who invest significant time above and beyond the normal requirements of service on the Board, or a committee thereof, receive $2,000 per day for such service. ABM reimburses its non-employee directors for their out-of-pocket expenses incurred in attending Board and
Committee meetings. The Board may also determine from time to time that it is appropriate to compensate Board members (other than the Chairman of the Board) who are not serving on a particular committee of the Board for attendance at such committee’s meetings if the Board member’s attendance has been requested by the Chair of that committee. In

Compensation of Directors

such cases, the Board member will receive $2,000 for each such meeting attended. Beginning in 2015, the Chairman of the Board is not eligible to receive such payments.

Director Stock Ownership and Retention Policy
Each director is expected to own common stock, including unvested or deferred restricted stock units, having a value equivalent to five times his or her annual cash retainer within five years of joining the board. Directors who are not at their targeted stock ownership level within the five-year period must hold at least 50% of any net shares realized until they reach their target. “Net shares realized” means unrestricted shares acquired by a director under the 2006 Equity Incentive Plan or acquired pursuant to the exercise of an option, net of any shares sold to pay the exercise price. All incumbent directors who became members of the Board prior to 2014 are in compliance with required stock ownership levels.

2014 Non-Employee Director Compensation Table
The following table shows fiscal year 2014 compensation for ABM’s non-employee directors based on the SEC’s compensation disclosure requirements. Our CEO, Mr. Slipsager, did not receive additional compensation for his services as a director. Ms. Webb was named to the Board in fiscal year 2015 and therefore is not included in this table.

Name of Director	Fees Earned or Paid in Cash(2) ($)	Stock Awards(3) ($)	All Other Compensation(4) ($)	Total ($)
Linda Chavez	95,000	89,992	9,780	194,772
J. Philip Ferguson	102,500	89,992	5,065	197,557
Anthony G. Fernandes	110,000	89,992	—	199,992
Luke S. Helms	117,500	89,992	5,065	212,557
Maryellen C. Herringer	169,500	89,992	5,065	264,557
Stephen M. Kadenacy(1)	80,806	104,965	28	185,799
Sudhakar Kesavan	92,500	89,992	1,688	184,180
William W. Steele	90,000	89,992	5,065	185,057
(1)
Mr. Kadenacy resigned from the Board in October 2014 to devote his time to his new responsibilities as President and Chief Financial Officer of AECOM Technology Corporation. As described in footnotes 3 and 4 below, most of Mr. Kadenacy’s non-cash compensation was forfeited as a result of his resignation.

(2)
Amount includes retainers and Board and Committee meeting fees as well as amounts paid in connection with the performance of services beyond the normal requirements of Board service, under our policy described above.

(3)
The value of stock awards shown in the “Stock Awards” column is based on grant date fair value computed in accordance with FASB ASC Topic No. 718. The grant date fair value of the equity awards shown in the “Stock Awards” column is based on the closing price of the Company’s common stock on the date of grant of the equity award. A director who becomes a Board member following the date of the last held annual meeting of shareholders receives a grant of restricted stock units (“RSUs”) prorated to the next annual meeting. The grant for 2014 for each director on March 5, 2014 was 3,198 RSUs, which was calculated by dividing $90,000 by $28.14, which was the closing price of ABM common stock on March 5, 2014. Director RSUs vest 33% each on the first, second and third annual meeting of shareholders following the grant date. In connection with his election to the Board in December 2013, Mr. Kadenacy received a pro rata grant of RSUs having a value of  $14,973. As of October 31, 2014, the aggregate number of RSUs held by each current director was: Ms. Chavez 8,351; Mr. Ferguson 7,306; Mr. Fernandes 30,327; Mr. Helms 12,830; Ms. Herringer 21,202; Mr. Kesavan 6,808; and Mr. Steele 14,646. Mr. Kadenacy’s unvested RSUs were forfeited upon his resignation. As of October 31, 2014, the aggregate number of stock options held by each current director was: Ms. Chavez 16,000; Mr. Helms 22,000; Ms. Herringer 22,000; and Mr. Steele 10,000.

(4)
Amounts shown represent dividend equivalents paid with respect to prior Director RSU awards that were paid to non-employee directors in fiscal year 2014. Dividend equivalents are settled in Company stock when the underlying RSUs vest. Directors who defer RSUs under the Deferred Compensation Plan for Non-Employee Directors do not receive dividend equivalents on deferred RSUs. Dividend equivalents on deferred RSUs are received when the deferral period ends. Mr. Kadenacy’s dividend equivalents were forfeited upon his resignation.

Compensation of Directors

Director Deferred Compensation Plan
Non-employee directors are eligible to participate in the ABM Deferred Compensation Plan for Non-Employee Directors (“Director Deferred Compensation Plan”). Plan participants may elect to defer receipt of all or any portion of their annual cash retainers and meeting fees (if any) until they cease to be members of the Board, or to specified withdrawal dates (at least three years after their election), in accordance with the terms of the Director Deferred Compensation Plan. The amounts held in each director’s account are credited with interest quarterly at a rate based on the prime interest rate published in the Wall Street Journal on the last business day coinciding with or next preceding the valuation date. Any prime rate up to 6% will be considered in full and 1/2 of any prime rate over 6% will be considered; except that the interest rate will not exceed 120% of the long-term applicable federal rate as published by the Internal Revenue Service. In addition, this plan permits directors to defer the settlement of Director RSUs to a date later than the vesting date. Values presented in the table on the previous page include any deferred amounts.

Other Arrangements
ABM has entered into indemnification agreements with its directors. Among other things, these agreements require ABM to indemnify its directors against certain liabilities that may arise in connection with their services as directors to the fullest extent provided by Delaware law. ABM permits non-employee directors who were members of the
Board on or before October 31, 2012 to participate in ABM’s health benefit plans. Directors who elect to participate pay the entire direct costs of participation in such plans. This benefit is not available to directors who join the Board after October 31, 2012. No directors are currently participating in ABM’s health benefit plans.

Compensation Discussion and Analysis

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
In this section, we discuss the material aspects of our executive compensation program for our named executive officers (“NEOs”), whose compensation is set forth in our 2014 Summary Compensation Table and other tables included in this Proxy Statement. References to years are to our fiscal year ending October 31, in 2014, our NEOs were:

NAMED EXECUTIVE OFFICERS

•
Henrik C. Slipsager, our President and Chief Executive Officer

•
James S. Lusk, our Executive Vice President and Chief Financial Officer

•
James P. McClure, our Executive Vice President and business leader for our Onsite Services

•
Tracy K. Price, our Executive Vice President and business leader for Building & Energy Services and Corporate Sales and Marketing

•
Sarah Hlavinka McConnell, our Executive Vice President, General Counsel and Corporate Secretary

President and CEO Transition
On January 12, 2015, the Company announced that, effective March 31, 2015, Henrik Slipsager will step down from his current position as the Company’s President and Chief Executive Officer. Mr. Slipsager provided significant leadership to the Company in his almost 15 years of service as President and Chief Executive Officer. Since November 2000, under Mr. Slipsager’s leadership, ABM has transformed from a company with annual revenues of  $1.8 billion and approximately 60,000 employees into a leading provider of facility solutions, with revenues of more than $5.0 billion and approximately 118,000 employees in over 300 offices throughout the United States and various international locations. On
January 12, the Board also named Scott Salmirs to succeed Mr. Slipsager as President and CEO. Mr. Salmirs currently serves as an Executive Vice President of the Company, with global responsibility for the Company’s aviation division and all international activities. The Board believes his expertise and capabilities make him the right person to lead the Company in the years to come. Mr. Salmirs was also appointed to the Board of Directors. A description of the compensation arrangements relating to Messrs. Slipsager and Salmirs in connection with this transition can be found beginning on page 38.

2014 — Business Highlights
Our Business. We are a leading provider of facility solutions. Founded in 1909, today our comprehensive capabilities include facilities engineering, commercial cleaning, energy solutions, HVAC, electrical, landscaping, parking, security, and services in support of commercial aviation. For more information about our business, please see “Business” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended October 31, 2014, filed with the SEC on December 17, 2014.
2014 Business Highlights. Fiscal 2014 was a year in which the Company achieved record revenue and operating profit, reflecting a well-executed growth strategy and solid momentum in our business, largely related to strong organic growth. Our fiscal 2014 revenues increased 4.6% over fiscal 2013, while operating profit before taxes and adjusted operating profit before taxes grew by 8.1% and 9.9%, respectively, over fiscal 2013. Under the leadership of our executive team, we continued to make progress with initiatives to drive our top and bottom lines while expanding our service offerings within key industry vertical markets. Our adjusted EBITDA increased 5.2% to $216.7 million in fiscal year 2014 over fiscal year 2013.
The Company generated strong cash flow from operations of approximately $121 million in fiscal year 2014, which enabled us to continue to return value to shareholders through the payment of quarterly cash dividends and share repurchases, as well as to make investments in technology, sales and marketing and other strategic priorities in support of future growth.
As discussed below, to reinforce alignment of the interests of our executive officers with the interests of our shareholders and other stakeholders, our long-term and short-term performance incentive programs reference net income from continuing operations, operating cash flows and adjusted EBITDA growth as key components of incentive

Compensation Discussion and Analysis

compensation. We believe that these measures are good gauges of value creation by the Company.
In this Compensation Discussion and Analysis, we refer to certain non-GAAP financial measures described as “Adjusted EBITDA,” “Adjusted net income,” “Adjusted earnings per share,” “Adjusted operating profit,” and “Adjusted operating cash flow.”
The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for financial statements prepared in accordance with accounting principles generally accepted in the United States of America. (See Appendix A for reconciliations of non-GAAP financial measures to certain GAAP financial measures.)

Leading Compensation Policies and Practices
We implement and maintain leading practices in our executive compensation programs, designed to align our executive compensation with long-term shareholder interest, including:
•
Compensation Tied to Performance. A significant portion of each executive’s total direct compensation varies with performance. In 2014, we replaced stock options with a performance share program based on relative total shareholder return over a three-year period.

•
“Clawback” Provision. We have adopted a Recoupment Policy that permits us to recover compensation paid to executives under various circumstances, including those in which compensation is based upon the achievement of specified financial results.

•
Hedging and Pledging Prohibition. We have a policy prohibiting all employees, including the NEOs and members of our Board, from engaging in any hedging transactions involving our stock. We also prohibit pledging, or using as collateral, Company stock to secure personal loans or other obligations.

•
Stock Ownership and Retention Policy. We have stock ownership requirements for our executive officers, including our NEOs, that require them to hold equity in an amount relative to their base salaries. In addition, we have retention requirements that that require our executive officers to retain 50% of net shares (after payment of the exercise price and taxes) acquired upon the exercise of stock options or the vesting of any performance shares and restricted stock units (after any withholding for taxes) if stock ownership requirements have not been met within five years of becoming subject to the requirements.
•
Double-Trigger Change-in-Control Provisions. Our equity plan provides for “double-trigger” change-in-control vesting, under which accelerated vesting of equity in connection with a change-in-control can occur only upon both (1) a change-in-control being consummated, and (2) a qualifying termination of employment or the acquirer not assuming the awards. Our change-in-control agreements with our NEOs also have a “double-trigger” provision.

•
No tax gross-ups. Our change-in-control arrangements do not provide for tax gross-ups in the event that executives become subject to excise taxes as a result of receiving benefits in connection with a change-in-control.

Our Compensation Philosophy and Objectives
Our compensation philosophy is to align our executive’s compensation with the Company’s short-term and long-term performance, thereby increasing alignment with shareholder interests, while providing the compensation and incentives needed to attract, motivate and retain executives who are key to the Company’s long-term success. To achieve this we:
•
emphasize performance by designing a program that includes primarily objective financial goals (in the case of our annual cash bonus and the vesting of performance shares) but also subjective evaluation criteria;

•
use evaluation criteria that include internally measured performance (represented by our financial performance against our financial targets) and externally measured performance (represented by stock price and dividends paid); and
•
place significant weight on long-term equity compensation, thereby tying the total compensation of our NEOs to the achievement of shareholder value.

Compensation is provided in the form of salary, annual cash performance incentives, equity awards and benefits. A significant portion of the total compensation opportunity for each of our NEOs is directly related to ABM’s stock price performance and to other performance factors that measure our progress against the goals of our short-term and

Compensation Discussion and Analysis

long-term performance programs. Generally, total compensation opportunity is weighted toward incentive compensation linked to the financial performance of the Company and to individual performance that contributes to the Company’s strategic initiatives.

Role of the Compensation Committee
The Compensation Committee annually reviews and assesses all components of pay in connection with our executive compensation program, including base salary, annual incentives, equity compensation and the value of benefits (including potential severance benefits) and perquisites, while taking into consideration our desire to improve Company profitability and control costs. The Committee also bases its assessment in part on tally sheets prepared by management for each NEO. Tally sheets give the Compensation Committee detail with respect to the totality of each executive’s compensation, and how compensation earned by each executive compares to the compensation earned by others.
Commencing at the end of each fiscal year, the CEO’s performance is evaluated by the Committee, in consultation with the Board. Our Compensation Committee considers the Board’s assessment and makes recommendations about the CEO’s compensation to the CEO Committee. The CEO Committee is composed of our directors who are both independent and “outside” under Section
162(m) of the Internal Revenue Code. The CEO is not present during deliberations about his performance or compensation.
Annually, our CEO provides the Compensation Committee with a performance assessment and compensation recommendation for each NEO, other than himself. This performance assessment is based on the individual’s self-assessment and the CEO’s assessment of the individual’s achievements, strengths and weaknesses as well as the performance of the individual’s business unit or department and other considerations. The Compensation Committee considers the recommendations of the CEO, together with information it may request from its consultant or management, with respect to the level of base salary, the annual cash incentive awards and long-term equity incentive awards for those NEOs. The Compensation Committee approves any changes to levels of compensation for these NEOs, in its sole discretion.

Role of the Compensation Consultant
The Compensation Committee has exclusive authority under its charter to retain and approve fees and other terms of engagement for consultants to assist it in the evaluation of the compensation for our executive officers. The Committee has engaged Semler Brossy, represented by Marc Baranski, as the Committee’s independent compensation consultant. In connection with this engagement, the Compensation Committee reviewed Semler Brossy’s independence under applicable SEC and NYSE rules and concluded that its engagement did not raise any conflicts of interest.
The Committee’s compensation consultant reports directly to the Compensation Committee. Under the direction of the Compensation Committee, the Committee’s compensation consultant may work with management in connection with gathering information and reviewing our compensation programs and compensation levels. The Compensation Committee’s consultant is expected to:
•
attend meetings of the Committee;

•
provide advice and ongoing recommendations concerning executive compensation programs, including advice related to employment agreements with the CEO and the other NEOs;

•
advise the Committee on management proposals, as requested;

•
undertake special projects at the request of the Committee;

•
review the Company’s compensation philosophy, peer group and competitive positioning and advise the Committee on their reasonableness and appropriateness;

•
communicate with the Chair of the Committee, as requested;

•
provide advice and assistance with respect to the design of our executive compensation programs;

•
support the Committee in its review of equity plan design, including recommendations relating to shares available for issuance under the plan; and

•
provide general insight into executive compensation practices across markets that are relevant to the Company.

In 2014, at the request of the Governance Committee, and with the approval of the Compensation Committee, Semler Brossy provided information to the Board related to Board compensation.

Compensation Discussion and Analysis

The Company retains Towers Watson to advise management on such matters as program design and evolving practices and trends. The
Compensation Committee has also considered the independence of Towers Watson under applicable rules of the New York Stock Exchange.

Use of Market Data and Compensation Comparator Group
The Compensation Committee uses compensation comparator group comparisons as one of its tools in connection with its assessment of our executive compensation programs and levels of compensation. Working with Semler Brossy, the Committee regularly reviews the various criteria by which it selects the Company’s Compensation Comparator Group. Companies in our Compensation Comparator Group are generally selected with reference to the following criteria:
•
companies, like ABM, that provide business-to-business services, such as outsourcing, logistics management, food service, staffing, and cleaning;

•
companies in other industries (e.g., restaurant, hotel management) that have a high ratio of employees to revenue or market capitalization; and

•
companies that generate between $2.5 billion and $5 billion in annual revenue.

In October 2013, as part of its annual assessment of Compensation Comparator Group companies, the Compensation Committee reviewed the companies selected for 2013 compensation decisions and, with the assistance of an analysis by its independent compensation consultant, determined that certain changes in the Compensation Comparator Group were appropriate in connection with 2014 executive compensation practices. The Committee decided that G&K Services, Inc. should be removed from the 2014 Compensation Comparator Group, since its revenues were significantly lower than those of the Company, and that Healthcare Services Group, Inc. should be added as a compensation comparator group company because of its business and revenues.
The following 21 companies were selected by the Compensation Committee as ABM’s 2014 Compensation Comparator Group:

COMPENSATION COMPARATOR GROUP
Arkansas Best Corporation Brinker International, Inc. The Brink’s Company C. H. Robinson Worldwide, Inc. Cintas Corporation Convergys Corporation Con-Way Inc.	Corrections Corporation of America Emcor Group, Inc. Healthcare Services Group, Inc. Insperity, Inc. Iron Mountain Inc. J.B. Hunt Transport Services, Inc. Kelly Services, Inc.	Rent-A-Center Republic Services, Inc. Robert Half International Inc. Rollins Inc. SP Plus Corporation URS Corporation Werner Enterprises, Inc.
The Compensation Committee’s decisions relating to NEO pay are informed by its review of the compensation practices reported in the proxy statements filed by the companies in the Compensation Comparator Group. The proxy analysis reviewed by the Committee in 2014 compared base salaries, short-term incentives, long-term incentives and total compensation to corresponding practices among companies in the Compensation Comparator Group. Although the results of this analysis are considered important by the Compensation Committee, it does not determine or change compensation in response to market data alone. Instead, it takes this information into account as one of several considerations that it uses to inform its decisions relating to compensation levels.
The Compensation Committee believes that the proxy data reviewed provides a reasonable indicator of total compensation paid by companies that recruit executives with skill sets similar to those which we seek in our executives. Compensation for our executives is generally managed within the ranges of compensation paid by companies in the Compensation Comparator Group and the general industry community. While the Compensation Committee normally references the compensation comparator group median (50th percentile) for each compensation element, the Committee uses its judgment to determine pay levels necessary to pay for performance and attract and retain executive talent. The Committee looks beyond the competitive data and places significant weight on individual job performance, experience, compensation history, future potential, internal comparisons, affordability, retention risk as well as, in the case of executives other than the CEO, the CEO’s recommendations.
In October 2014, the Committee reviewed the Compensation Comparator Group selected for 2014 compensation comparator purposes, and determined that it was appropriate to retain this Compensation Comparator Group for 2015.

Compensation Discussion and Analysis

“Say on Pay” Vote
Approximately 95% of votes cast in the shareholder advisory vote on executive compensation (“Say on Pay”) that was held at our 2014 Annual Meeting of Shareholders were voted for our 2013 compensation for our NEOs. We believe that this favorable vote supports our approach to executive compensation. The Committee will continue to consider the outcome of the Say on Pay votes when making future decisions on executive compensation.

Pay for Performance Alignment
The following graph illustrates three-year realizable compensation of our NEOs in relationship to NEO compensation of our Compensation Comparator Group. Each point on the graph represents three-year realizable compensation of the NEOs in this group relative to his or her company’s three-year performance in Total Shareholder Return (TSR) over the 2011-2013 year period. ABM’s position in the alignment zone shows that the Company’s pay-for-performance is strongly aligned with that of our Compensation Comparator Group.

Compensation Comparator Group vs. Performance Analysis
Three-Year Named Executive Officer Realizable Pay
Potential misalignment:
Low performance/ high pay
Potential misalignment:
High performance/ low pay
ABM
Compensation Percentile
Three-Year Executive Officer
100%
75%
50%
25%
0%
0%
25%
50%
75%
100%
Three-Year Total Shareholder Return Percentile

About this graph:
This graph is based on the 2014 proxy filings reflecting 2013 compensation of our Compensation Comparator Group.
TSR reflects share price appreciation, adjusted for dividends and stock splits.
Realizable pay consists of: 1) actual base salary paid over the three-year period; 2) actual short-term incentive payouts over the three-year period; and 3) the 12/31/2013 market value of equity grants as listed below:
•
in-the-money value of stock options granted over the three-year period;

•
service-based restricted stock awards granted over the three-year period; and

•
performance-based incentives: i) as achieved, for performance cycles that have been completed through 2013; and ii) as granted, for performance cycles that have not yet been completed, assuming target performance.

Compensation Discussion and Analysis

Realized Pay
The following table is intended to supplement the 2014 Summary Compensation Table. The Realized Pay Table shows the compensation actually realized in fiscal years 2014, 2013 and 2012 by our NEOs. We have included the Realized Pay Table to better show how our performance-based equity compensation drives actual or “realized” compensation.
The primary difference between this supplemental table and the 2014 Summary Compensation Table is the method used to value RSUs, performance shares and stock options. SEC rules require that the grant date fair value of all RSUs, performance shares and stock options be reported in the 2014 Summary Compensation Table for the year in which they were granted. As a result, a significant portion of the total compensation amounts reported in the
2014 Summary Compensation Table relates to equity grants that have not yet vested (and may never be earned) and for which the value is consequently uncertain. In contrast, the supplemental table below includes only performance shares, stock options and RSU awards that vested during the applicable fiscal year and shows the value of those awards as of the applicable vesting date. It should be noted that there is no assurance that the NEOs will actually realize the value attributed to these awards even in this supplemental table, since the value of the stock options will depend on when the stock options are exercised and the underlying shares are sold and the ultimate value of the performance shares and RSUs will depend on when the underlying shares are sold.

Realized Pay Table
Name	Fiscal Year	Base Salary ($)	Performance Share Awards Vested in Fiscal Year(1) ($)	Option Awards Vested in Fiscal Year(2) ($)	RSU Awards Vested in Fiscal Year(3) ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation(4) ($)	Total Compensation Realized ($)
Henrik C. Slipsager President & Chief Executive Officer	2014	888,666	661,203	304,836	253,312	1,048,806	69,073	3,225,896
	2013	864,166	415,870	199,565	402,651	1,303,448	37,453	3,223,153
	2012	847,898	511,521	63,934	490,452	646,000	57,976	2,617,781
James S. Lusk Executive Vice President & Chief Financial Officer	2014	559,342	191,690	134,338	164,126	455,221	26,257	1,530,974
	2013	543,916	127,848	113,828	116,588	537,078	18,292	1,457,550
	2012	526,763	145,313	12,874	115,766	304,843	28,580	1,134,139

James P. McClure Executive Vice President	2014	674,347	264,311	181,584	243,906	572,773	14,176	1,951,097
	2013	655,750	162,465	153,501	164,708	683,657	14,815	1,834,896
	2012	637,324	202,258	17,712	158,779	403,931	49,167	1,469,171
Tracy K. Price Executive Vice President	2014	674,347	264,311	146,227	122,638	683,129	44,648	1,935,300
	2013	655,750	0	126,380	117,535	682,900	42,673	1,625,238
	2012	643,247	0	0	0	384,581	41,543	1,069,371
Sarah H. McConnell Executive Vice President	2014	470,475	189,816	66,250	87,773	375,928	13,818	1,204,060
	2013	457,500	57,374	55,842	57,842	370,688	11,841	1,009,165
	2012	441,778	57,237	4,114	39,163	234,090	13,855	790,237
(1)
Amounts shown represent the aggregate value of all earned performance shares that vested during fiscal years 2012, 2013, and 2014 (excluding the value of dividend equivalents vested and distributed in the fiscal year as this value is included in “All Other Compensation”). The value of vested performance shares is calculated by multiplying the number of shares vested by the closing price of ABM’s common stock on the date that the shares vested.

(2)
Amounts shown represent the aggregate value of all stock options that vested during the applicable fiscal year. The value of vested stock options is calculated by multiplying the number of shares vested by the difference between the closing price of ABM’s common stock on the vesting date and the exercise price without regard to actual option exercise activity.

(3)
Amounts shown represent the aggregate value of all RSU awards that vested during the applicable fiscal year (excluding the value of dividend equivalents vested and distributed in the fiscal year as this value is included in “All Other Compensation”). The value of vested RSUs is calculated by multiplying the number of shares vested by the closing price of ABM’s common stock on the vesting date.

(4)
Amounts shown equal the amounts reported in the “All Other Compensation” column of the Summary Compensation Table.

Compensation Discussion and Analysis

Elements of Compensation
We design the mix of short- and long-term incentives to reward and motivate short-term performance, while at the same time providing significant incentives to keep our executives focused on longer-term corporate objectives that drive shareholder value. The material components of our executive compensation program and their purposes and characteristics are summarized below.

Reward Element	Form	Purpose
Base Salary	Cash	Provide a fixed level of competitive base pay to help us attract and retain strong executive talent through a full career
Annual Short-Term Incentive Plan	Cash	Reward NEOs for annual Company, business unit, and individual performance
Long-Term Incentive Plan	Performance shares Restricted Stock Units	Reward creation of long-term shareholder value
Savings Plans	Savings Plan	Provide retirement benefits
2014 Base Salary
The Compensation Committee reviews total compensation, including base salaries, for executives in the first quarter of each fiscal year and, as needed, in connection with recruitment, promotions or other changes in responsibilities. Base salary amounts affect potential annual cash performance incentive payments and equity awards, since these other elements are based on a percentage of base salary. The following table shows, for each NEO, the 2013 base salary and 2014 base salary. Each NEO’s base salary increased by approximately 3%.

NEO	2013 Annual Base Salary	2014 Annual Base Salary
Henrik C. Slipsager	$867,000	$893,000
James S. Lusk	$545,700	$562,071
James P. McClure	$657,900	$677,637
Tracy K. Price	$657,900	$677,637
Sarah H. McConnell	$459,000	$472,770
2014 Annual Cash Incentive Overview
The Committee determines each NEO’s target bonus and maximum bonus opportunity in light of the NEO’s role and responsibilities. The CEO has the highest target bonus because the Committee believes that the CEO’s compensation should be most heavily weighted toward performance. The Committee also references the Compensation Comparator Group median when it establishes the target bonus. The Committee believes that each
NEO’s annual incentive cash payment should be significantly weighted toward objective financial performance metrics which are reflected in the NEO’s overall bonus targets and weightings.
The target bonuses, maximum bonuses, performance factors and weightings, along with the actual 2014 bonus awards for the NEOs, are set forth in the table below.

Compensation Discussion and Analysis

Fiscal Year 2014 Bonus Targets, Weighting, and Awards
Named Executive Officer	Base Salary ($)	Target Bonus (as Percentage of Salary) (%)	Target Bonus ($)	Maximum Bonus(1) ($)	Performance Factors and Weighting	Achievement (%)	Fiscal Year 2014 Bonus as Percentage of Target (%)(2)(3)	Fiscal Year 2014 Bonus ($)(3)
Henrik C. Slipsager, President & CEO	893,000	100	893,000	1,652,050	CEO Financial Objectives, 70%	103.0	117.4	1,048,806
					CEO Nonfinancial Objectives, 30%	150.0
James S. Lusk, Executive Vice President & CFO	562,071	70	393,449	727,881	Company Results, 70%	112.7	115.7	455,221
					Department/Function Results, 15%	125.0
					Individual Results, 15%	120.0
James P. McClure, Executive Vice President	677,637	75	508,227	952,926	Company Results, 50%	112.7	112.7	572,773
					Business Unit Results, 25%	105.2
					Individual Results, 25%	120.0
Tracy K. Price, Executive Vice President	677,637	75	508,227	952,926	Company Results, 50%	112.7	134.4	683,129
					Business Unit Results, 25%	143.5
					Individual Results, 25%	130.0
Sarah H. McConnell, Executive Vice President	472,770	60	283,662	524,775	Company Results 70%	112.7	132.5	375,928
					Department/Function Results, 15%	120.0
					Individual Results, 15%	120.0
(1)
Due to the relative weightings of the financial and nonfinancial objectives, the maximum bonus for the CEO, CFO and Executive Vice President, General Counsel and Corporate Secretary is 185% of target, while the maximum bonus for each of the other Executive Vice Presidents is 187.5% of target.

(2)
Percentages are rounded to the nearest tenth of a percent.

(3)
Amounts set forth with respect to Ms. McConnell and Mr. Price also include discretionary incentive awards of  $50,000 and $48,860, respectively.

[Intentionally left blank]

Compensation Discussion and Analysis

Annual Cash Incentive Award Decisions for 2014

Henrik C. Slipsager, President and CEO
In assessing the performance of Mr. Slipsager, the Compensation Committee bases its recommend-ations with respect to his annual incentive compensation on financial and individual performance objectives.
The Committee also considers the advice of its compensation consultant with respect to Mr. Slipsager’s objectives and it may make changes to these objectives during the year or at the end of the year to take into consideration other factors that the Committee believes are important to a consideration of the CEO’s annual cash incentive compensation. In general, the financial objectives are selected to align with the Company’s business plan and Board-approved priorities for the year.

CEO’s 2014 Financial Objectives
In 2014, to increase transparency and alignment of objectives with performance, the Committee refined certain components relating to the CEO’s financial performance objectives. When developing the performance objectives, the Committee determined in advance of results to apply specific weightings to the financial objectives instead of weighting all objectives equally. In addition, in order to more directly align the leverage between performance on the financial measures to incentive outcomes with the leverage ratios in the Company’s Performance Incentive Program (“PIP”), which applies to the other NEOs and other key executives in the Company, the Committee decided that it was appropriate to use the same leverage ratios when determining the achievement of the CEO’s performance objectives.
The financial results derived by this calculation can be modified at the Committee’s discretion by a factor ranging from 0.8 and 1.2 to account for the quality and depth of the results, the sustainability of the results, or other factors that the Committee believes contributed to the overall results.
Seventy percent (70%) of Mr. Slipsager’s 2014 annual cash incentive award was based on the achievement of certain financial objectives, and was further subject to a threshold condition that 2014 actual income from continuing operations before taxes exceed 80% of the 2014 budget for income from continuing operations before taxes and exceed 80% of actual fiscal year 2013 results. This threshold achievement level was met in 2014.

CEO 2014 Financial Performance Objectives, Targets and Results
CEO Financial Objectives	Target	Results(1)	% Achievement	Funding %(2)	Weighting %	Weighted Funding %
EBITDA margin(3)	3.9%	3.8%	97%	94	30	28.1
Adjusted earnings per share from continuing operations – Diluted(4)	$1.63	$1.65	101%	103	30	30.9
Operating cash flow	$124.0 million	$122.5 million	99%	97	15	14.5
Pro forma organic revenue growth − Commercial	4.3%	3.5%	81%	53	23.8	12.7
Pro forma organic revenue growth – U.S. government	31%	11.8%	38%	0	1.3	0.0
Award Funding						86.2
Modifier						1.2
Total Award Funding						103.4
(1)
Adjusted earnings per share results and operating cash flow results were adjusted to give effect to the retroactive reinstatement of The Work Opportunity Tax Credit, as described in the note below.

(2)
Funding percentages are rounded to the nearest whole number.

(3)
EBITDA refers to earnings before interest, taxes, depreciation and amortization.

(4)
Excludes items impacting comparability.

Compensation Discussion and Analysis

A note with respect to results relating to earnings per share and operating cash flow. The Work Opportunity Tax Credit (“WOTC”) is a federal tax credit available to employers for hiring individuals from certain target groups who have consistently faced significant barriers to employment. As a company, we support the objectives of the WOTC, which include workplace diversity and access to good jobs for American workers, and, as in the past, we build our budget and targets based on our projections with respect to the number of employees we expect to hire from these target groups. The legislative authority for the WOTC program, which had expired on December 31, 2013, was extended by Congress in December 2014. The current Act extends the WOTC program through December 31, 2014, and retroactively reauthorizes the program for new employees hired on or after January 1, 2014. Although this extension and retroactive application occurred after the end of our 2014 fiscal year on October 31, 2014, the Committee determined that it was appropriate to state 2014 results for purposes of determining whether financial targets had been met as if the WOTC had been in effect during the fiscal year, since the timing of legislation is not within the
Company’s control. The Committee also determined that, when determining the achievement of financial objectives for fiscal year 2015, WOTC effects relating to fiscal year 2014 that impact 2015 financial results will be disregarded so as not to double-count the effects of the retroactive enactment of the WOTC. Without the WOTC benefit, adjusted earnings per share from continuing operations (diluted) and operating cash flow, would have been $1.57 and $120.7 million, respectively.
Targets for each of the performance objectives are based on budgets established for 2014. Results are measured against targets. The funding ratio is derived in accordance with the table below and correlates CEO achievement levels with corporate performance levels under the PIP. The Committee applied the maximum modifier of 1.2 to the overall financial achievement level to take into account the CEO’s leadership role in 2014 in driving the breadth and quality of the financial results in the current macro-environment through strategic initiatives, including internal realignment of certain business operations, resulting in a total award funding of 103.4%.

Achievement	Funding
≥ 125%	175.0%
≥ 120%	150.0%
≥ 100%	100.0%
≥ 80%	50.0%
< 80%	0%
[Intentionally left blank]

Compensation Discussion and Analysis

CEO’s 2014 Individual Objectives
Mr. Slipsager’s fiscal year 2014 individual performance objectives involved:
•
cost savings and productivity;

•
succession planning (including development of other executives’ leadership and skills); and

•
strategic development and communication with the Board.

As previously noted, the Committee uses a consultative process involving other Board members in connection with its assessment of the CEO’s achievement of his nonfinancial objectives. After taking into account the views of the Committee and other Board members (other than the CEO), the Committee determined that Mr. Slipsager had significantly exceeded target for each of his nonfinancial objectives. In particular, the Committee noted Mr. Slipsager’s contributions in connection with the succession planning process, which was completed in January 2015, his effectiveness in connection with driving cost control measures and productivity improvements, excellent communication with the Board, as well as his role in leading strategic objectives of the Company during the fiscal year. Accordingly, the Committee determined that Mr. Slipsager had achieved 150% of target in relationship to his nonfinancial objectives.
Results relating to the CEO’s financial and nonfinancial objectives are summarized below.

CEO Performance Objectives Achievement
Objectives	Achievement	Weighted Total
Financial Objectives w/ modifier	103%	72%
Nonfinancial Objectives	150%	45%
Total Achievement		117%
Target Bonus (100% of Base Salary)	$893,000
Total Achievement	117%
Total Recommended Payout	$1,048,806
Based on the results of financial and nonfinancial performance objectives, and these calculations, the Committee recommended to the CEO Committee that Mr. Slipsager receive an annual cash incentive payment of  $1,048,806 and the CEO Committee agreed with this recommendation.

Annual Cash Incentive Payments for Our Other NEOs Under the PIP
Annual cash incentive payments for Messrs. Lusk, McClure, Price and Ms. McConnell are governed by our PIP. The PIP is an incentive cash program for executives and key employees that is designed to motivate and reward achievement of annual financial and individual performance objectives and provide a competitive total compensation opportunity in support of our compensation objectives.
In the case of Messrs. McClure and Price, who have responsibility for business units, awards under the PIP are based on the Company’s financial performance (50%) (“Company Results”), business unit performance (25%) (“Business Unit Results”), and individual performance (25%). In the case of Mr. Lusk, our CFO, and Ms. McConnell, our General Counsel and Corporate Secretary, awards under the PIP are based on Company Results (70%), and a combination of individual and department results (“Individual Results” or “Department Results,” as the case may be) (30%). The CEO approves the individual performance objectives for these NEOs.

Compensation Discussion and Analysis

Following the end of the fiscal year, Company Results and Business Unit Results are determined and submitted to the Committee. The CEO provides the Committee with his assessment of the other NEOs’ achievement of Individual and Department Results. The Committee discusses these assessments with the CEO and has discretion to modify his assessments. The Committee may adjust Company Results and Business Unit Results to take into consideration unusual items, such as acquisitions or divestitures.

2014 Company Results
2014 Company Results were measured by the Company’s 2014 income from continuing operations relative to (1) 2014 budget and (2) 2013 results, each weighted equally. We use income from continuing operations to measure both Company and Business Unit Results under the PIP because we believe that this metric correlates most directly with annual Company financial performance.
The table below shows 2014 results compared to (1) 2014 budget and (2) 2013 results, and the resulting bonus funding. The results shown have been adjusted so as to reflect results as if the WOTC had been in effect during the fiscal year. Please see page 29 for an explanation as to why results were stated this way. Without the benefit of the WOTC, 2014 net income from continuing operations was $75.6 million.

Company Net Income from Continuing Operations
Net Income from Continuing Operations	Base Level	2014 Results	Achievement	Bonus Funding
2014 Budget (50%)	$80.1 million	$80.2 million	100.1%	100.3%
2013 Actual (50%)	$72.9 million	$80.2 million	110.0%	125.0%
TOTAL				112.7%
The funding level for each component was determined based on the following table (with linear extrapolation used for achievement between listed results).
Achievement	Funding
≥ 125%	175.0%
≥ 120%	150.0%
≥ 100%	100.0%
≥ 80%	50.0%
< 80%	0%

James S. Lusk, Executive Vice President and Chief Financial Officer
Mr. Lusk’s annual cash incentive compensation was based 70% on Company Results and 30% on Department/Individual Results.
The Committee approved a funding level of 125% for Department Results and 120% for Individual Results for Mr. Lusk. In doing so, the Committee considered Mr. Lusk’s performance objectives, which included components relating to general management, customer and market development, and compliance and administration, and it noted his achievements with respect to solid overall performance, improvements in the Company’s technology infrastructure and prudent fiscal management. As Company Results were accorded a 70% weight and Department/Individual Results were accorded a 30% weight, this resulted in an overall funding level of 115.7% under the PIP. Accordingly, the Committee approved an annual cash incentive payment in the amount of  $455,221 for Mr. Lusk.

Compensation Discussion and Analysis

James P. McClure, Executive Vice President, Business Leader for Onsite Services
Mr. McClure’s annual cash incentive compensation was based 50% on Company Results, 25% on Business Unit Results for the Onsite Services
business and 25% on Individual Results.
Mr. McClure’s Business Unit Results were based on the Onsite Services business’s 2014 fiscal year income from continuing operations relative to (1) budget for fiscal year 2014 and (2) 2013 fiscal year results, with the two factors being weighted equally.
The table below shows target and 2014 Business Unit Results for Onsite Services.

Onsite 2014 Income from Continuing Operations
Income from Continuing Operations	Base Level	2014 Results	Achievement	Bonus Funding
2014 Budget (50%)	$218.0 million	$214.7 million	98.5%	96.3%
2013 Actual (50%)	$203.3 million	$214.7 million	105.6%	114.0%
TOTAL				105.2%
The funding level for each component was determined based on the following table (with linear extrapolation used for achievement between listed results):
Achievement	Funding
≥ 125%	175.0%
≥ 120%	150.0%
≥ 100%	100.0%
≥ 80%	50.0%
< 80%	0%
The Committee approved a funding level of 105.2% for Business Unit Results, and 120% for Individual Results. In connection with the funding level for Individual Results, the Committee considered Mr. McClure’s objectives, which included components relating to general management, sales and marketing, and compliance and administration, as well as operational objectives and goals relating to the realignment of the Onsite business. In arriving at a funding level of 120% for Individual Results, the
Committee noted good performance in the realignment of the Onsite business, and the successful rollout of the “Solve One More” initiative to drive sales. As Company results were accorded a 50% weight and Business Unit and Individual Results were each accorded a 25% weight, this resulted in an overall funding level of 112.7% under the PIP. Accordingly, the Committee approved an annual cash incentive payment in the amount of  $572,773 for Mr. McClure.

Tracy K. Price, Executive Vice President, Business Leader for Building & Energy Solutions and Corporate Sales and Marketing
Mr. Price’s annual cash incentive compensation was primarily based 50% on Company Results, 25% on Business Unit Results for the Building & Energy Solutions (“BES”) business and 25% on Individual Results.
Mr. Price’s Business Unit Results were measured by reference to the BES business and were based on the BES business’s 2014 fiscal year income from continuing operations relative to (1) budget for fiscal year 2014 and (2) 2013 fiscal year results, with the two factors being weighted equally.

Compensation Discussion and Analysis

The table below shows target and 2014 Business Unit Results for BES.
BES 2014 Income from Continuing Operations
Income from Continuing Operations	Base Level	2014 Results	Achievement	Bonus Funding
2014 Budget (50%)	$22.1 million	$23.1 million	104.8%	112.0%
2013 Actual (50%)	$15.3 million	$23.1 million	151.1%	175.0%
TOTAL				143.5%
The funding level for each component was determined based on the following table (with linear extrapolation used for achievement between listed results):
Achievement	Funding
≥ 125%	175.0%
≥ 120%	150.0%
≥ 100%	100.0%
≥ 80%	50.0%
< 80%	0%
The Committee approved a funding level of 143.5% for Business Unit Results, and 130% for Individual results. In connection with the funding level for Individual Results, the Committee considered Mr. Price’s objectives, which included components relating to general management, sales and marketing, and compliance and administration, as well as goals relating to the development of vertical markets and government and mobile business. In arriving at a funding level of 130% for Individual
Results, the Committee noted outstanding results in Mr. Price’s business, especially in connection with overall financial performance, growth and innovation. Under applicable weightings, this would have resulted in an annual cash incentive under the PIP for Mr. Price in the amount of  $634,268. However, using its discretion, the Committee increased this award to $683,129, after taking into consideration certain matters related to amounts due with respect to the acquisition of The Linc Group, LLC.

Sarah Hlavinka McConnell, Executive Vice President, General Counsel and Corporate Secretary
Ms. McConnell’s annual cash incentive compensation under the PIP was based 70% on Company Results and 30% on Department/Individual Results.
The Committee approved a funding level of 120% for Department Results and 120% for Individual Results, for an overall funding of 120% with respect to these measures. In doing so, the Committee considered
Ms. McConnell’s objectives, which included components relating to enterprise risk management, corporate governance, records management and government contracting. It noted her outstanding support of the Board, strong litigation management skills and depth of knowledge relating to risk management. Based on these results, Ms. McConnell’s annual cash incentive under the PIP would have been $325,928. However, using its discretion, the Committee increased this award to $375,928, in recognition of her substantial contributions to the Company with respect to the CEO succession process during 2014.

Compensation Discussion and Analysis

Long-Term Incentive Program
The Committee believes that a long-term incentive program motivates and rewards our executive officers for their contributions to our Company’s performance and aligns long-term compensation with the performance of Company stock. Our practice is to grant long-term incentives annually in the form of equity awards that are allocated among restricted stock units (“RSUs”) and performance share units (also referred to as “performance shares”). In 2014, the Committee reviewed the historical mix of equity incentives, which included RSUs, performance shares and stock options. To better align our equity incentives to market practice and further link long-term equity awards with Company performance, the Committee decided to shift away from stock option grants for the NEOs and replace them with a performance share grant based on total shareholder return over a three-year period. This change is shown in the table below:

2013 EQUITY GRANTS
Performance Shares, 50%
RSUs, 25%
Stock Options, 25%

2014 EQUITY GRANTS
RSUs, 25%
Performance Shares, 75%

When determining the number of equity awards granted to individual NEOs, the Committee looks to various factors, including practices in the Compensation Comparator Group. Generally, the Committee reviews the 50th percentile of these practices and takes into account how equity grants to our NEOs compare to equity grants equal in size to the 50th percentile comparator group awards to executives having comparable roles. The Committee believes that the 50th percentile signifies the “typical” award level in the external market and is the appropriate reference point by which to assess equity grants to the NEOs. In addition, although there is not an exact formula, the Committee considers each individual’s accumulated vested and unvested awards, the current value of the awards, comparison of individual awards between executives and in relation to other compensation elements, and total accounting expense of existing awards. The Committee also looks at the total mix of compensation (salary, cash bonus and long-term equity incentives), both by internal peer comparison and on an individual basis when it approves grants to the NEOs.
In connection with regular equity grants, the Committee generally approves an equity award of a specific dollar value for each recipient based on a multiple of the recipient’s base salary. More information about individual grants, including methodologies used to establish values reflected in the table, can be found in the table “Grants of Plan-Based Awards During Fiscal Year 2014” on page 44.

Our Current Performance Share Programs
In 2014, the Committee replaced stock option grants with performance share awards based on relative total shareholder return (“TSR”) over a three-year period, using the S&P 600 as the reference group for TSR. We now have two types of performance share programs: one in which performance is measured by adjusted EBITDA and operating cash flow over a three-year period (our “Value Creation PSP”); and one in which performance is measured by total shareholder return over a three-year period (our “TSR PSP”). The Committee believes that these two different performance share programs complement each other. The performance share programs that are based on value creation focus on financial

Compensation Discussion and Analysis

performance objectives that directly relate to our financial performance against preestablished objectives over a three-year measurement period. The value of the performance share payout under the value creation performance share programs is based on our performance against these company-specific performance objectives. The TSR-based performance share program directly aligns our NEOs’ performance with shareholder interests since TSR allows for comparisons of our performance relative to other companies in the S&P
600. It also permits easy comparison with other investment alternatives and it is objectively determined by third-party market participants. The value of the TSR-based performance share payout depends on how our TSR ranks relative to the S&P 600 over a three-year performance period. TSR combines stock price appreciation and dividends paid to show the total return to shareholders. The calculation assumes that dividends are reinvested in additional shares.

Value Creation PSP
Each of our current Value Creation PSPs covers a three-year period and is designed to motivate and reward long-term strategic management that results in profitable growth and sustained shareholder value creation. Operating cash flow and adjusted EBITDA are the two key metrics used in each Value Creation PSP. The Committee believes that these metrics reflect actual cash generation by the Company, which is used by our investors and analysts to measure Company performance. As used in the Value Creation PSP, adjusted EBITDA is earnings before interest, taxes, depreciation and amortization and excludes discontinued operations and items impacting comparability. We use a multiple of five times adjusted EBITDA, because we believe that this multiple is reflective of Company value. Reconciliations of adjusted EBITDA and adjusted operating cash flow to the nearest GAAP measure can be found in Appendix A.
At the beginning of each three-year Value Creation PSP, the Compensation Committee establishes the adjusted EBITDA and operating cash flow targets for the years covered by the program and determines what adjustments, if any, are appropriate in connection with the calculation of adjusted EBITDA and operating cash flow. In connection with the establishment of each three-year Value Creation Plan, the Committee may specify when it establishes the plan that the definitions of operating cash flow and adjusted EBITDA will provide for adjustments to exclude the impacts of major acquisitions, major divestitures, and other prespecified items. In connection with results that are based on cumulative years, results are measured at the end of the three-year period. Earned shares vest on the third anniversary of the grant date. Sixty percent of the award is based on a measurement which looks at annual budgeted operating cash flow and changes in adjusted EBITDA from the prior year multiplied by five. The remaining 40% is based on continued growth and determined by the compounded three-year adjusted EBITDA growth result, which is measured at the end of the three-year performance period.
The following tables summarize the results for 2014 in each of our 2012 – 2014, 2013 – 2015 and 2014 – 2016 Value Creation PSPs. It should be noted that yearly targets under different Performance Share Programs may be different for the same years as a result of the then-current Company conditions when the targets were established. In addition, amounts shown with respect to “Results” may be different for the same fiscal year in the different Value Creation PSPs due to the effects of prespecified adjustments under the different performance share programs.

Compensation Discussion and Analysis

2012 – 2014 Value Creation PSP
60%									40%
Year	Operating Cash Flow(2) ($ millions)	Adjusted EBITDA(2) ($ millions)		Value Creation(1) ($ millions)		Value Creation Achievement (%)	Award Funding(3) (%)	Weight	Adjusted EBITDA Growth (%)	Award Funding (%)	Weight
	Results	Plan	Results	Plan	Results
2012	150.6	197.1	176.4	190.5	112.6	59.1	0	20%	n/a	n/a	n/a
2013	134.8	207.0	182.7	166.7	166.3	99.8	99.7	20%	n/a	n/a	n/a
2014	118.7	217.3	193.5	164.2	172.7	105.2	108.7	20%	89	82.7	40%
Final											75%
(1)
Value Creation equals Operating Cash Flow, plus change in current-year Adjusted EBITDA over prior-year adjusted EBITDA multiplied by 5.

(2)
The definitions of Operating Cash Flow and Adjusted EBITDA provide for adjustments to exclude the impact of major acquisitions.

(3)
The award funding percentage is determined by using the Value Creation Actual versus Plan percentage and applying it to the award funding table (shown below). Percentages in between the table values are calculated using straight-line interpolation.

Value Creation	Award Funding
≥ 135%	200.0%
≥ 125%	150.0%
≥ 115%	125.0%
≥ 100%	100.0%
≥ 90%	85.0%
≥ 75%	50.0%
The last tranche of performance shares under the 2012 – 2014 Value Creation PSP was earned at 105.2% since Value Creation, as adjusted, was $172.7 million compared to a target of  $164.2 million.
2014 was the final year of the period. Overall, under the 2012 – 2014 Value Creation PSP, performance shares were earned at approximately 75% of target.

2013 – 2015 Value Creation PSP
60%									40%
Year	Operating Cash Flow ($ millions)	Adjusted EBITDA ($ millions)		Value Creation(1) ($ millions)		Value Creation Achievement (%)	Award Funding(2) (%)	Weight	Adjusted EBITDA Growth	Award Funding (%)	Weight
	Results	Plan	Results	Plan	Results
2013	135.3	206.2	205.9	290.9	282.8	97.2	95.8	20%	n/a	n/a	n/a
2014	120.7	216.5	216.7	186.4	174.7	93.7	90.6	20%	n/a	n/a	n/a
2015								20%			40%
Final
(1)
Value Creation equals Operating Cash Flow, plus change in current-year Adjusted EBITDA over prior-year adjusted EBITDA multiplied by 5.

(2)
The award funding percentage is determined by using the Value Creation Actual versus Plan percentage and applying it to the award funding table (shown below). Percentages in between the table values are calculated using straight-line interpolation.

Value Creation	Award Funding
≥ 135%	200.0%
≥ 125%	150.0%
≥ 115%	125.0%
≥ 100%	100.0%
≥ 90%	85.0%
≥ 75%	50.0%

Compensation Discussion and Analysis

The second tranche of performance shares under the 2013 – 2015 Value Creation PSP was achieved at approximately 94% of target since Value Creation was $174.7 million compared to the target of  $186.4 million.
2014 – 2016 Value Creation PSP
60%									40%
Year	Operating Cash Flow ($ millions)	Adjusted EBITDA ($ millions)		Value Creation(1) ($ millions)		Value Creation Achievement (%)	Award Funding(2) (%)	Weight	Adjusted EBITDA Growth	Award Funding (%)	Weight
	Results	Plan	Results	Plan	Results
2014	120.7	218.7	216.7	188.0	174.7	92.9	89.4	20%	n/a	n/a	n/a
2015								20%	n/a	n/a	n/a
2016								20%			40%
Final
(1)
Value Creation equals Operating Cash Flow, plus change in current-year Adjusted EBITDA over prior-year adjusted EBITDA multiplied by 5.

(2)
The award funding percentage is determined by using the Value Creation Actual versus Plan percentage and applying it to the award funding table (shown below). Percentages in between the table values are calculated using straight-line interpolation.

Value Creation	Award Funding
≥ 135%	200.0%
≥ 125%	150.0%
≥ 115%	125.0%
≥ 100%	100.0%
≥ 90%	85.0%
≥ 75%	50.0%
The first tranche of performance shares under the 2014 – 2016 Value Creation PSP was achieved at approximately 93% of target since Value Creation was $174.7 million compared to the target of  $188.0 million.
2014 TSR PSP
The Committee put a TSR-based performance share program in place in 2014. As noted earlier, these TSR-based equity awards now replace stock option grants for our NEOs and other employees who were eligible to receive stock options. The Committee believes that TSR, which is stock price appreciation plus the reinvestment of dividends over a defined period, is a significant measure of shareholder value creation and a useful supplement to other performance-based incentives. In addition, the Committee believes that the three-year measurement period is appropriate in that it correlates awards earned with TSR outcomes. In general, higher TSR often equates with greater potential returns for shareholders and can better position the Company for growth in the future.
The measurement period under the 2014 TSR PSP is a three-year period, commencing on November 1, 2013 and ending on October 31, 2016. Payout under the 2014 – 2016 TSR PSP will be measured by the Company’s three-year TSR percentile rating compared to the S&P 600, as set forth in the following table.

Payout and Performance Table
Performance Level	Three-Year TSR Percentile Rating	Shares Awarded (as a % of Target)
Maximum	75th Percentile	150%
Target	50th Percentile	100%
Threshold	25th Percentile	50%

Compensation Discussion and Analysis

Other Compensation and Governance-Related Matters
CEO Succession, Employment Agreements and Management Retention
On January 12, 2015, the Company announced that Scott Salmirs would become the Company’s President and Chief Executive Officer, effective March 31, 2015, succeeding Mr. Slipsager. Mr. Salmirs joined the Company in 2003 and currently serves as Executive Vice President, with global responsibility for the Company’s aviation division and all international activities. In an effort to ensure a smooth transition, incentivize the management team during and following the transition, and create long-term alignment with the interests of shareholders, the Compensation Committee approved the arrangements described below, based on its compensation philosophy and processes described above.
Mr. Slipsager’s Transition and Separation Arrangements. Mr. Slipsager will provide senior advisory consulting services to the Company through September 30, 2015, subject to extension for an additional period of between three and six months upon the agreement of the parties or subject to earlier termination by either party for any reason (such period of service, the “Transition Period”). He will receive a fee of  $20,000 per month during the Transition Period.
Mr. Slipsager’s separation payments and benefits from the Company in connection with his departure will generally be as set forth in his Amended and Restated Employment Agreement that was entered into on July 16, 2013, and as provided under the terms of our equity compensation awards. Under such arrangements, Mr. Slipsager will be entitled to:
•
receive an amount equal to two times the sum of his current base salary and current target annual incentive opportunity under the Company’s annual incentive program, payable in substantially equal installments over 24 months commencing April 2015;

•
receive a prorated annual cash incentive bonus for the fiscal year ended October 31, 2015, based on employment through March 31, 2015;

•
receive certain post-termination benefits and payments vested under the Company’s benefit plans, including certain post-employment health insurance assistance payments;

•
vest and receive payment for his 2012 performance share awards if he continues his employment with the Company through March 8, 2015, subject to the achievement of the applicable performance conditions; and

•
vest and receive payment for his 2014 performance share awards on a pro rata basis through his last day of employment with the Company, subject to the achievement of the applicable performance conditions.

New CEO Agreements. In connection with his appointment as the Company’s President and Chief Executive Officer, on January 12, 2015, the Company and Mr. Salmirs entered into an executive employment agreement. The executive employment agreement, effective as of March 31, 2015, has a term ending October 31, 2017, unless sooner terminated under the terms of the executive employment agreement. Mr. Salmirs’ initial base salary under the executive employment agreement will be $760,000. In addition, under the terms of the executive employment agreement, Mr. Salmirs is eligible for a target bonus equal to 100% of his base salary, with a maximum of up to 185% of his base salary, subject in all cases to achievement of the applicable performance conditions, and is eligible to participate in the Company’s long-term equity incentive plans. Mr. Salmirs will also be entitled to receive certain post-termination benefits and payments under the Company’s benefit plans, including specified post-employment health insurance assistance payments. The terms of the executive employment agreement provide that upon the termination of Mr. Salmirs’ employment for any reason, he will refrain from competing with, or soliciting the employees or customers of, the Company for one year following the termination of employment.
If Mr. Salmirs’ employment during the term is terminated by the Company without “Just Cause,” as defined in the executive employment agreement, Mr. Salmirs will be entitled to receive two times the sum of his base salary and target bonus, payable in equal installments during the 24-month period following the date of termination, a lump sum payment equal to a prorated portion of his annual bonus for the year of termination, based on the performance of the Company for that year, and specified post-employment health insurance assistance payments. If Mr. Salmirs’ employment terminates at the expiration of the term and the Company has not offered to renew upon materially similar terms and conditions, Mr. Salmirs will be entitled to receive one times the sum of his base salary and target bonus, subject to certain conditions, a lump sum payment equal to a prorated portion of his annual bonus for the year of

Compensation Discussion and Analysis

termination, based on the performance of the Company for that year, and specified post-employment health insurance assistance payments.
On January 12, 2015, the Company also entered into an agreement providing “double-trigger” severance benefits in the event that Mr. Salmirs’ employment terminates under certain defined circumstances following a “Change-in-Control,” as defined in the severance agreement. These double-trigger severance arrangements are similar to those described for our NEOs below under “Potential Payments upon Qualifying Terminations of Employment Following a Change-in-Control on October 31, 2014,” except that his severance multiple is 2.5 times salary and target bonus. There is no tax gross-up under this agreement.
On January 13, 2015, the Company entered into amended and restated executive employment agreements with each of James P. McClure, Executive Vice President, and Tracy K. Price, Executive Vice President. The amended employment agreements amend, extend and restate the prior employment agreements of Mr. McClure and Mr. Price that were entered into in October 2014 to extend the term of the agreements through October 31, 2017, eliminate the automatic annual renewal of a one-year term for the amended employment agreements.
In addition, under the amended and restated employment agreements with each of Messrs. McClure and Price, unless there is a mutual agreement to extend the term, the executive’s employment shall terminate at the expiration of the term. In such event, the Company shall pay the executive all compensation to which executive is entitled up through the date of termination and a prorated portion of executive’s bonus for the fraction of the fiscal year that has been completed prior to the date of termination based on ABM’s actual performance for the entire fiscal year. Further, in the event that the executive’s employment terminates at the end of the term, and ABM had not offered to renew executive’s employment upon materially similar terms and conditions, the Company will pay the executive an amount equal to one times the sum of his base salary and target bonus over the twelve-month period following his termination of employment. These payments will cease in the event that the executive finds full time employment which does not violate certain restrictive covenants in the employment agreement or the Company notifies the executive that it is waiving its rights with respect to applicable restrictions on competition in the employment agreement.
In addition, in January 2015, in recognition of the importance of incentivizing our operational management team during a time of leadership transition, the Compensation Committee of the Company approved one-time retention awards consisting of performance share units for Mr. McClure and Mr. Price. Each award was granted for 61,855 shares on January 15, 2015. The performance share units granted to Messrs. McClure and Price will vest in one installment on October 31, 2017 and do not contain accelerated vesting in the event of retirement or involuntary termination prior to the vesting date. The Company must achieve income from continuing operations before taxes of at least $100 million, as set forth in the Company’s annual report on Form 10-K for any one of the fiscal years 2015, 2016 or 2017 for the performance share units to vest.

Annual Compensation-Related Risk Evaluation
We annually review risks associated with our executive compensation program, as well as other broad-based employee incentive plans with respect to enterprise risk factors, with the assistance of management’s compensation consultant, Towers Watson. The Compensation Committee and its independent compensation consultant, Semler Brossy, review this analysis. In connection with this review, the Committee noted the various ways in which risk is managed or mitigated. Practices and policies mitigating risks included the balance of corporate, business unit and department and individual weightings in incentive compensation plans, the mix between long-term and short-term incentives, use of stock ownership requirements, Company policy prohibiting hedging, and the Company’s recoupment or “clawback” policy. Based on this review, the Compensation Committee agreed with the findings in the study that the Company’s compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.

Stock Ownership Requirements
The Company has stock ownership requirements for certain officers, including NEOs. Executives are expected to achieve their targets within five years of becoming subject to the stock ownership policy.
Stock ownership requirements are based on a multiple of base salary. Individuals who have not met their stock ownership level at the end of the applicable five-year period are required to retain 50%

Compensation Discussion and Analysis

of net shares paid under any Company long-term incentive plan or program, such as shares paid out under the performance share program and vested restricted stock units, until their ownership requirements are satisfied. The Committee periodically reviews the stock ownership requirements and makes adjustments to these requirements to the extent that it believes such adjustments are appropriate. The Committee periodically assesses the requirements and the officers’ ownership relative to these requirements. Progress toward targeted ownership levels may be taken into consideration in future grants to executives. Unvested RSUs are taken into consideration when determining if ownership requirements have been achieved; unearned performance shares are not included nor are stock options, whether vested or unvested. Current stock ownership requirements are described below:

Position	Requirements
CEO	Shares with a fair market value equal to six times base salary
Executive Vice Presidents	Shares with a fair market value equal to three times base salary
Senior Vice Presidents and certain subsidiary senior officers	Shares with a fair market value equal to base salary
All of our NEOs are either at or above stock ownership requirements or are well positioned to achieve compliance within the required time period.

Window Trading and Rule 10b5-1 Trading Plans
Under the Company’s insider trading policy, officers may only purchase or sell ABM securities during “window” periods, which begin on the third business day following the date of each quarterly earnings announcement and end at the close of trading on the fifteenth day of the third month of the fiscal quarter. The only exception to this is for officers who have entered into a trading plan pursuant to SEC Rule 10b5-1.
NEOs are permitted to establish trading plans under Section 10b5-1 of the Securities Exchange Act during open trading windows. These plans enable an executive to diversify his or her holdings of Company stock during periods in which the executive would otherwise be unable to buy or sell such stock because he or she possessed material, nonpublic information about the Company. Any trading plan must be submitted in writing to the Company’s General Counsel for review and approval prior to its effective date.

Compensation Recoupment Policy
In December 2009, the Board of Directors adopted a policy relating to the recoupment of cash and equity compensation. The policy provides that, if the Company’s financial statements are the subject of a restatement due to misconduct, fraud or malfeasance, then, to the extent permitted by applicable law, the independent members of the Board, or a committee consisting of independent members of the Board designated by the Board, may, in their discretion, recover cash compensation paid to an executive officer of the Company or rescind or make other adjustments to an equity award made to an executive officer of the Company, including recovering cash proceeds relating to the sale or other disposition of an equity award, to the extent that the payment or award was predicated upon the achievement of certain financial results that were subsequently the subject of a restatement.
Where applicable, the Company may seek to recover any amount determined to have been inappropriately received by the individual executive officer. In addition, it is the Board of Directors’ policy that if the independent members of the Board, or a committee consisting of independent members of the Board, determine that an employee who has received a cash incentive payment or an equity award has engaged in conduct constituting “cause” (such as serious misconduct, dishonesty, disloyalty, conviction of a felony or misdemeanor involving moral turpitude, or failure to substantially perform employment-related duties or responsibilities), the Board or such Committee may take such action it deems necessary to address such conduct, including recovery of cash incentive payments, rescission of equity grants made to the employee in the 36-month period prior to the date on which the Board or such

Compensation Discussion and Analysis

Committee makes such determination and recovery of proceeds relating to the sale or other disposition of an equity award during such 36-month period.
Benefits and Perquisites
The NEOs are eligible for customary employee benefits, which include participation in ABM’s 401(k) Plan, as well as group life, health and accidental death and disability insurance programs and executive health examinations. In addition, Mr. Price receives certain perquisites that have carried over from his employment with The Linc Group, LLC, prior to its acquisition by the Company. These perquisites are set forth in the Summary Compensation Table.
Mr. Slipsager and Mr. McClure qualify for benefits under the Supplemental Executive Retirement Plan (SERP), an unfunded retirement plan that was closed to new participants prior to the employment of Messrs. Lusk and Price and Ms. McConnell. Messrs. Slipsager and McClure also participate in the Service Award Benefit Plan (SAB), which provides participants, upon termination of employment, with a minimum of seven days of pay for each year of employment between November 1989 and January 2002. The SAB was closed to new participants prior to the employment of Messrs. Lusk and Price and Ms. McConnell.
The NEOs are eligible to participate in ABM’s Employee Deferred Compensation Plan, which is an unfunded deferred compensation plan available to highly compensated employees. The Employee Deferred Compensation Plan benefits are shown in the “Nonqualified Deferred Compensation in Fiscal Year 2014” table, followed by a description of the plan. The Committee regularly reviews the benefits provided under this and other plans, and as a result of such a review, in January 2011, the Company entered into a trust agreement that will fund amounts due under the Employee Deferred Compensation Plan in the event of a change-in-control of ABM.

Change-in-Control Agreements
In order to assure continuity of ABM’s senior management in the event of a potential change-in-control, ABM has agreed to provide the NEOs with “double-trigger” severance compensation should their employment with ABM be terminated following a change-in-control. The payment of severance compensation is predicated upon the occurrence of two triggering events: (1) the occurrence of a change-in-control and (2) either the involuntary termination of employment with ABM (other than for “cause” as defined in the change-in-control agreements) or the termination of employment with ABM by the executive for “good reason” as defined in the change-in-control agreements.
In addition, our NEOs may be eligible for severance benefits outside of a change-in-control.
The potential benefits to executives under these severance and change-in-control arrangements are described and quantified under “Potential Benefits on Termination.”

Accounting and Tax Considerations
The Compensation Committee takes into consideration the accounting, tax and related financial implications to the Company and executives when designing compensation and benefit programs. From an accounting perspective, in general, base salary, annual cash incentive bonus payments and the costs related to benefits and perquisites are recognized as compensation expense at the time they are earned or provided, and equity-based compensation expense is recognized over the vesting period of the grant. Subject to the exceptions and limits described below, the Company deducts for federal income tax purposes payments of compensation and other benefits to executives. The Company does not deduct nonqualified deferred compensation until the year that the deferred compensation is paid to the executive.
Section 162(m) of the Internal Revenue Code generally does not allow a tax deduction to public companies for compensation over $1 million paid to the CEO or any of the three other most highly compensated executive officers (other than the chief financial officer), unless the compensation is paid based solely on the attainment of one or more preestablished objective performance goals and certain other requirements are met. While generally the Company intends to structure components of its compensation in a manner that would comply with Section 162(m), the Compensation Committee has the flexibility to pay nondeductible compensation if it believes it is in the best interests of the Company. The Company’s Executive Officer Incentive Plan and 2006 Equity Incentive Plan, both of which have been approved by the Company’s shareholders, have

Compensation Discussion and Analysis

been designed to permit the Company to make incentive payments and awards of performance shares and stock options that are not subject to the deduction limits of Section 162(m). From time to time, the Compensation Committee or, in the case of the CEO, the CEO Committee, has awarded, and may in the future award, compensation that is not fully deductible.
Our change-in-control arrangements do not provide for tax gross-ups in the event that executives become subject to excise taxes under Section 4999 and Section 280G of the Internal Revenue Code as a result of receiving benefits in connection with a change-in-control of ABM.

Compensation Committee Report
The Compensation Committee has reviewed the Compensation Discussion and Analysis and discussed the Compensation Discussion and Analysis with management. Based on its review and discussions with management, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in ABM’s Annual Report on Form 10-K for the fiscal year ended October 31, 2014 and ABM’s 2015 Proxy Statement.
This report is provided by the following independent and outside directors, who comprise the Compensation Committee:

Sudhakar Kesavan, Chair
Linda Chavez
Luke S. Helms
Maryellen C. Herringer

Executive Compensation

Compensation of Executive Officers
The following tables and accompanying narrative describe the compensation of the NEOs.
2014 Summary Compensation Table
Name	Fiscal Year	Salary ($)	Stock Awards(1) ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation(3) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(4) ($)	All Other Compensation(5) ($)	Total ($)
Henrik C. Slipsager President & Chief Executive Officer	2014	888,666	1,759,971	0	1,048,806	43,027	69,073	3,809,543
	2013	864,166	1,044,983	449,997	1,303,448	0	37,453	3,700,047
	2012	847,898	999,994	0	646,000	116,433	57,976	2,668,301
James S. Lusk Executive Vice President & Chief Financial Officer	2014	559,342	553,851	0	455,221	0	26,257	1,594,671
	2013	543,916	337,222	149,994	537,078	0	18,292	1,586,502
	2012	526,763	401,234	133,749	304,843	0	28,580	1,395,169
James P. McClure Executive Vice President	2014	674,347	734,511	0	572,773	22,155	14,176	2,017,962
	2013	655,750	448,315	199,994	683,657	0	14,815	2,002,531
	2012	637,324	532,102	177,371	403,931	30,308	49,167	1,830,203
Tracy K. Price Executive Vice President	2014	674,347	734,511	0	683,129	0	44,648	2,136,635
	2013	655,750	448,315	199,994	682,900	0	42,673	2,029,632
	2012	643,247	532,102	177,371	384,581	0	41,543	1,778,844
Sarah H. McConnell Executive Vice President	2014	470,475	465,829	0	375,928	0	13,818	1,326,050
	2013	457,500	209,986	74,997	370,688	0	11,841	1,125,012
	2012	441,778	202,479	67,499	234,090	0	13,855	959,701
(1)
The value shown is the aggregate grant date value for performance share and RSU awards computed in accordance with FASB ASC Topic No. 718, based on target levels of achievement (the probable outcome at grant), in the case of performance shares. A discussion of assumptions used in calculating these values may be found in Note 14, “Share-Based Compensation Plans,” in the Notes to the Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2014. The maximum value for performance share awards granted in fiscal year 2014 under the 2014 – 2016 Fiscal Year Performance Share Program is as follows: Mr. Slipsager: $1,733,985; Mr. Lusk: $545,668; Mr. McClure: $723,670; Mr. Price: $723,670; and Ms. McConnell: $458,955. The maximum value for performance share awards granted under the TSR-Based 2014 – 2016 Performance Share Program is as follows: . Mr. Slipsager: $669,722; Mr. Lusk: $210,761; Mr. McClure: $279,510; Mr. Price: $279,510; and Ms. McConnell: $106,354.

(2)
The value shown is the aggregate grant date value for stock option awards computed in accordance with FASB ASC Topic 718. A discussion of assumptions used in calculating these values may be found in Note 14, “Share-Based Compensation Plans,” in the Notes to the Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2014.

(3)
Amounts shown in this column represent annual performance-based cash bonuses.

(4)
Fiscal year 2014 amounts are attributable to the following:
Mr. Slipsager: change in value of SERP, $43,027; and change in value of SAB, $0;
Mr. McClure: change in value of SERP, $22,155; and change in value of SAB, $0.

(5)
For fiscal year 2014, represents: For Mr. Slipsager: ABM contributions to the 401(k) plan in the amount of  $10,400; spousal travel, $785; medical exam, $8,795; value of realized dividend equivalents (DEUs) upon distribution of Performance Shares, $9,454; and value of realized DEUs upon distribution of RSUs, $39,639. For Mr. Lusk: ABM contributions to the 401(k) plan in the amount of  $10,400; medical exam, $1,396; value of realized DEUs upon distribution of Performance Shares, $2,725; and value of realized DEUs upon distribution of RSUs, $11,736. For Mr. McClure: ABM contributions to the 401(k) plan in the amount of  $10,400 and value of realized DEUs upon distribution of Performance Shares, $3,776. For Mr. Price: ABM contributions to the 401(k) plan in the amount of  $10,400; auto allowance, $16,800; value of realized DEUs upon distribution of Performance Shares, $3,776; value of realized DEUs upon distribution of RSUs, $5,422; and an allowance for, among other things, certain benefits relating to investment advice and other professional services in the amount of  $8,250. For Ms. McConnell: ABM contributions to the 401(k) plan in the amount of  $10,400; medical exam, $721; and value of realized DEUs upon distribution of Performance Shares, $2,697.

Executive Compensation

Payments which may be made to an NEO upon certain terminations of employment are described under “Potential Benefits on Termination,” beginning on page 50 of this Proxy Statement.
The table below shows payout ranges for the NEOs with respect to non-equity incentive plan awards and equity incentive plan awards, as well as other information.

Grants of Plan-Based Awards During Fiscal Year 2014
Named Executive Officer	Grant Date	Committee Approval Date	Estimated Future Payouts under Non-Equity Incentive Plan Awards(1) ($)			Estimated Future Payouts under Equity Incentive Plan Awards(2) (#)			All Other Stock Awards: # of Shares or Stock Units(3)	Grant Date Fair Value of Stock and Option Awards ($)
			Threshold	Target	Maximum	Threshold	Target	Maximum
Henrik C. Slipsager	n/a		n/a	893,000	1,652,050
	01/14/2014	01/14/2014				15,538	31,075	62,150		866,993
	09/08/2014	09/03/2014							15,755	446,497
	09/08/2014	09/03/2014				8,086	16,171	24,257		446,481
James S. Lusk	n/a		196,725	393,449	727,881
	01/14/2014	01/14/2014				4,890	9,779	19,558		272,834
	09/08/2014	09/03/2014							4,958	140,510
	09/08/2014	09/03/2014				2,545	5,089	7,634		140,507
James P. McClure	n/a		254,114	508,227	952,926
	01/14/2014	01/14/2014				6,485	12,969	25,938		361,835
	09/08/2014	09/03/2014							6,575	186,336
	09/08/2014	09/03/2014				3,375	6,749	10,124		186,340
Tracy K. Price	n/a		254,114	508,227	952,926
	01/14/2014	01/14/2014				6,485	12,969	25,938		361,835
	09/08/2014	09/03/2014							6,575	186,336
	09/08/2014	09/03/2014				3,375	6,749	10,124		186,340
Sarah H. McConnell	n/a		141,831	283,662	524,775
	01/14/2014	01/14/2014				4,113	8,225	16,450		229,478
	09/08/2014	09/03/2014							5,838	165,449
	09/08/2014	09/03/2014				1,284	2,568	3,852		70,902
(1)
Represents the annual bonus opportunity for fiscal year 2014. The target award is calculated by multiplying each NEO’s base salary by his or her target bonus percentage. Maximum bonus for the CEO, CFO and Executive Vice President, General Counsel and Corporate Secretary is 185% of target while the maximum bonus for each of the other Executive Vice Presidents is 187.5% of target. Actual payments made for fiscal year 2014 are reported in the “Summary Compensation Table” in the “Non-Equity Incentive Plan Compensation” column. However, even with achievement of threshold performance, an NEO may receive no award if personal performance objectives are not met.

(2)
Represents grants of performance shares granted under the 2014-2016 Value Creation PSP and the 2014-2016 TSR PSP. Performance shares granted under the 2014-2016 Value Creation PSP are earned based on performance during each of fiscal years 2014, 2015 and 2016 and on cumulative performance with respect to these years, with vesting of the award to occur on January 14, 2017, if the NEO is an employee of the Company on the vesting date, except that pro rata vesting may apply in certain situations, as described below under “Potential Benefits on Termination.” Based on results for 2014, shares were earned at 89.4% for 20% of the first listed performance award. Amounts set forth in the column “Threshold” with represent the number of shares that could have been awarded with respect to the first-listed award if a minimum performance threshold was achieved. No shares are earned if the minimum is not achieved. Performance shares granted under the 2014-2016 TSR PSP (the third listed award) are earned based on performance during the period beginning in fiscal year 2014 and ending in fiscal year 2016, with vesting to occur on September 8, 2017 if the NEO is an employee of the Company on the vesting date. Amounts set forth in the column “Threshold” with respect to the third listed award represent the number of shares that could have been awarded if a minimum performance threshold was achieved. If such minimum threshold is not attained, no shares would be awarded. Dividend equivalents are credited on performance shares that have been earned, subject to the same vesting conditions as the underlying award.

(3)
Represents RSUs granted under the 2006 Equity Incentive Plan in fiscal year 2014. With respect to RSUs granted on September 6, 2013, 50% vest on the second anniversary of the grant date and 50% vest on the fourth anniversary of the grant date. When cash dividends are paid on ABM common stock, dividend equivalents are credited and converted into additional RSUs, subject to the same terms and conditions (including vesting conditions) as the underlying RSUs.

Executive Compensation

Outstanding Equity Awards at 2014 Fiscal Year-End
Option Awards						Stock Awards
Named Executive Officer	Option Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price ($)	Option Expiration Date	Stock Award Grant Date	Number of Shares or Units of Stock that Have Not Vested	Market Value of Shares or Units that Have Not Vested(9) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested(9) ($)
Henrik C. Slipsager	12/16/97(1)	0	20,000	14.70		9/13/11(6)	11,511	318,164
	3/17/98(1)	0	5,000	18.30		3/8/12(7)	32,487	897,941	0(8)	0
	12/19/00(1)	0	5,000	15.38		1/14/13(7)	15,636	432,179	24,866(8)	687,296
	6/14/05(3)	20,000	0	18.30	6/14/15	9/6/13(6)	18,204	503,159
	9/14/05(2)	100,000	0	20.90	9/14/15	1/14/14(7)	5,556	153,568	24,860(8)	687,130
	11/29/05(2)	57,000	0	20.83	11/29/15	9/8/14(6)	15,755	435,468
	1/12/09(4)	33,435	0	17.90	1/12/16	9/8/14(9)	0	0	16,171(9)	446,966
	9/8/10(4)	60,522	0	21.49	9/8/17
	9/13/11(4)	54,344	18,115	19.09	9/13/18
	9/06/13(4)	14,960	44,880	25.30	9/6/20
James S. Lusk	3/31/10(5)	0	61,728	21.20	3/31/17	3/31/10(5)	21,139	584,282
	9/13/11(4)	5,252	5,252	19.09	9/13/18	9/13/11(6)	3,337	92,235
	10/11/12(4)	6,369	12,738	18.31	10/11/19	3/8/12(7)	8,689	240,164	0(8)	0
	9/6/13(4)	4,986	14,960	25.30	9/6/20	10/11/12(6)	3,814	105,419
						1/14/13(7)	4,919	135,961	7,825(8)	216,283
						9/6/13(6)	6,067	167,692
						1/14/14(7)	1,747	48,287	7,823(8)	216,228
						9/8/14(6)	4,958	137,039
						9/8/14(9)	0	0	5,089(9)	140,660
James P. McClure	3/21/95(1)	0	4,000	5.63		3/31/10(5)	39,637	1,095,567
	12/16/97(1)	0	15,000	14.70		9/13/11(6)	4,528	125,154
	3/17/98(1)	0	5,000	18.30		3/8/12(7)	11,523	318,496	0(8)	0
	12/19/00(1)	0	5,000	15.38		10/11/12(6)	5,058	139,803
	3/31/10(5)	0	115,740	21.20	3/31/17	1/14/13(7)	6,524	180,323	10,387(8)	286,848
	9/13/11(4)	0	7,126	19.09	9/13/18	9/6/13(6)	8,091	223,635
	10/11/12(4)	0	16,893	18.31	10/11/2019	1/14/14(7)	2,318	64,070	10,375(8)	286,765
	9/6/13(4)	0	19,947	25.30	9/6/20	9/8/14(6)	6,575	181,733
						9/8/14(9)	0	0	6,749(9)	186,542
Tracy K. Price	1/10/11(5)	0	62,189	25.84	1/10/18	1/10/11(5)	21,176	585,305
	9/13/11(4)	23,325	7,776	19.09	9/13/18	9/13/11(6)	4,940	136,542
	10/11/12(4)	16,892	16,893	18.31	10/11/19	3/8/12(7)	11,523	318,496	9,186(8)	252,707
	9/6/13(4)	6,648	19,947	25.30	9/6/20	10/11/12(6)	5,058	139,803
						1/14/13(7)	6,524	180,323	13,837(8)	380,656
						9/6/13(6)	8,091	223,635
						1/14/14(7)	2,318	64,070	10,375(8)	286,765
						9/8/14(6)	6,575	181,733
						9/8/14(9)	0	0	6,749(9)	186,542
Sarah H. McConnell	3/31/10(5)	0	23,148	21.20	3/31/17	3/31/10(5)	7,927	219,102
	9/8/10(4)	8,069	0	21.49	9/8/17	9/13/11(6)	1,652	45,661
	9/13/11(4)	7,800	2,601	19.09	9/13/18	3/8/12(7)	4,384	121,174	0(8)	0
	10/11/12(4)	6,428	6,429	18.31	10/11/19	10/11/12(6)	1,925	53,207
	9/6/13(4)	2,493	7,480	25.30	9/6/20	1/14/13(7)	2,482	68,602	3,949(8)	109,150
						9/6/13(6)	3,033	83,832
						1/14/14(7)	1,470	40,631	6,580(8)	181,871
						9/8/14(6)	5,838	161,362
						9/8/14(9)	0	0	8,225(9)	227,339
[Footnotes on following page]

Executive Compensation

(1)
Age-vested Options. The options become exercisable with respect to 50% of the underlying shares on the optionee’s 61st birthday, and 50% on the optionee’s 64th birthday, if still employed. Vested options expire one year after termination of employment. Mr. Slipsager will reach his 61st birthday on January 12, 2016 and his 64th birthday on January 12, 2019. Mr. McClure will reach his 61st birthday on February 14, 2018 and his 64th birthday on February 14, 2021.

(2)
Time-vested Options. The options become exercisable with respect to 20% of the underlying shares on the anniversary of the grant date for five succeeding years.

(3)
Price-vested Options. The options provide that if ABM common stock closes at a designated price for ten days during a period of 30 consecutive trading days within the first four years after grant, the options will become exercisable following the tenth day. Options not vesting during the first four years following the grant date become exercisable on the eighth anniversary of the grant date, provided the optionee is employed by the Company.

(4)
2006 Equity Incentive Plan. The options become exercisable with respect to 25% of the underlying shares on each anniversary date of the grant for four succeeding years.

(5)
Special Equity Awards. On March 31, 2010, Messrs. Lusk and McClure and Ms. McConnell were granted options and RSUs which vest 100% on the fifth anniversary of the grant date. On January 10, 2011, Mr. Price was granted options and RSUs which vest 100% on the fifth anniversary of the grant date.

(6)
RSUs. Fifty percent of the RSUs vest on the second anniversary of the grant date and the remainder vest on the fourth anniversary of the grant date. When cash dividends are paid on ABM common stock, DEUs are credited and converted into additional RSUs, subject to the same terms and conditions (including vesting) as the underlying RSUs. The number of RSUs shown includes the dividend equivalents through October 31, 2014.

(7)
Performance Shares (Earned). Amounts shown include performance share awards under the 2012, 2013 and 2014 Performance Share Programs that have been “earned” but remain unpaid until the vesting date, which is the third anniversary of the date of the award. These amounts were 53,679 for Mr. Slipsager, 15,355 for Mr. Lusk, 20,365 for Mr. McClure, 20,365 for Mr. Price and 8,336 for Ms. McConnell. Performance shares granted under the 2012 Fiscal Year Performance Share Program vest, to the extent earned, on March 8, 2015, performance shares granted under the 2013 Fiscal Year Performance Share Program vest, to the extent earned, on January 14, 2016, and performance shares granted under the 2014 Fiscal Year Performance Share Program vest, to the extent earned, on January 14, 2017.

(8)
Performance Shares (Unearned). On March 8, 2012, performance shares were granted under the 2012 – 2014 Fiscal Year Performance Share Program and on January 14, 2013, performance shares were granted under the 2013 – 2015 Fiscal Year Performance Share Program, each as described under the CD&A. Unearned performance shares are stated at target. Performance shares will vest, to the extent earned, on March 8, 2015 and January 14, 2016, respectively.

(9)
Amounts shown are based on $27.64 per share, the closing price of ABM common stock on October 31, 2014.

[Intentionally left blank]

Executive Compensation

The following table shows the amounts realized upon exercise of stock options and vesting in fiscal year 2014 of stock awards previously awarded.

Option Exercises and Stock Vested in Fiscal Year 2014
	Option Awards		Stock Awards
Named Executive Officer	Number of Shares Acquired on Exercise	Value Realized on Exercise(1) ($)	Number of Shares Acquired on Vesting	Value Realized on Vesting ($)
Henrik C. Slipsager	236,255	1,548,819	33,960(2)(3)	963,608
James S. Lusk	23,564	177,370	13,460	370,277
James P. McClure	77,795	567,882	18,588(4)	511,993
Tracy K. Price	0	0	14,501	396,146
Sarah H. McConnell	9,475	89,294	10,083(5)	280,285
(1)
Amount consists of difference between the closing price of ABM common stock on the date of exercise and the exercise price of the option, multiplied by the number of shares acquired on exercise.

(2)
Amount includes 10,337 RSUs deferred under ABM’s Employee Deferred Compensation Plan. Distribution of shares deferred until separation from service.

(3)
Amount includes 8,660 RSUs previously deferred under ABM’s Employee Deferred Compensation Plan and distributed in March 2014.

(4)
Amount includes 9,145 RSUs deferred under ABM’s Employee Deferred Compensation Plan. Distribution of shares is deferred until separation from service.

(5)
Amount includes 3,302 RSUs deferred under ABM’s Employee Deferred Compensation Plan. Distribution of shares is deferred until separation from service.

[Intentionally left blank]

Executive Compensation

Pension and Deferred Compensation Benefits
The following tables and accompanying footnotes and narrative describe benefits to the NEOs under the SAB, SERP and Employee Deferred Compensation Plan.

Pension Benefits at 2014 Fiscal Year-End
Named Executive Officer	Plan Name	Number of Years of Credited Service	Present Value of Accumulated Benefit(3) ($)	Payment During Last Fiscal Year ($)
Henrik C. Slipsager	SAB(1)	5	34,327	0
	SERP(2)	10	671,060	0
James S. Lusk	n/a	n/a	n/a	n/a
James P. McClure	SAB(1)	12	82,115	0
	SERP(2)	10	167,765	0
Tracy K. Price	n/a	n/a	n/a	n/a
Sarah H. McConnell	n/a	n/a	n/a	n/a
(1)
SAB, an unfunded service award benefit plan, is a “severance pay plan” as defined in the Employee Retirement Income Security Act (“ERISA”) and covers certain qualified employees. The plan provides participants, upon termination, with a minimum of seven days of pay for each year of employment between November 1989 and January 2002, payable in a lump sum. The amount of the payment is based on the final average W-2 compensation, up to a maximum of  $175,000, received by the participant during his or her last three full years of full-time employment with ABM. The amount of payment under the plan, together with any other severance paid to the employee, cannot exceed two times the compensation received by the employee in the 12-month period preceding termination of employment. If the employee is terminated for cause, the employee forfeits any benefits payable under the plan. At the end of fiscal year 2014, 55 active employees were eligible to receive benefits under the plan.

(2)
Individuals noted participate in the SERP, an unfunded retirement plan. Vesting in the SERP occurs after ten years of eligible service. The retirement arrangements provide for monthly benefits for ten years commencing on the respective retirement dates of those executives or age 65, whichever is later. The benefits are vested pro rata during a ten-year vesting period, which began with the participant being named an officer of ABM or a subsidiary. Messrs. Slipsager and McClure are fully vested in the SERP. Effective December 31, 2002, this plan was amended to preclude new participants. When fully vested, the current SERP benefits provide the following for participating NEOs:

SERP Participant	Aggregate Payments
Henrik C. Slipsager	$1,000,000
James P. McClure	$250,000
These benefits will be paid out 1/120 per month after the later to occur of  (1) the executive’s 65th birthday or (2) the executive’s retirement.
(3)
The material assumptions used to calculate the net present value are included in Note 11, “Employee Benefit Plans,” in the Notes to Consolidated Financial Statements included in ABM’s Annual Report on Form 10-K for the year ended October 31, 2014, except for the assumed retirement age under the SAB plan which is 62, the age at which an individual is eligible for full benefits under the plan.

Executive Compensation

Nonqualified Deferred Compensation in Fiscal Year 2014
Named Executive Officer	Executive Contributions in Last Fiscal Year ($)	ABM Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year-End(5) ($)
Henrik C. Slipsager	731,387(1)(2)	—	97,257(3)(4)	—	5,236,397(6)
James S. Lusk	—	—	454	—	96,602(6)
James P. McClure	583,407(1)(2)	—	65,105(3)(4)	—	2,616,518(6)
Tracy K. Price	—	—	—	—	—
Sarah H. McConnell	256,006(1)(2)	—	28,017(3)(4)	—	1,209,932(6)
(1)
Cash deferrals under the Employee Deferred Compensation Plan are included in the Summary Compensation Table for each NEO. Amounts deferred during fiscal year 2014 by Mr. Slipsager were $438,423, by Mr. McClure were $339,501 and by Ms. McConnell were $168,233.

(2)
Includes value of deferred RSUs, granted and vested under the 2006 Equity Incentive Plan, on the date of vesting. The vesting date value for the deferred awards for Mr. Slipsager was $292,964, for Mr. McClure was $243,906 and for Ms. McConnell was $87,773. Grant date values for the deferred awards were reported in the Summary Compensation Table for the fiscal year in which the RSUs were granted.

(3)
Interest earned on cash deferrals under the Employee Deferred Compensation Plan. The interest rate in fiscal year 2014 averaged 3.25%. These amounts were not required to be included in the Summary Compensation Table because they are not above-market.

(4)
Includes appreciation of value of ABM stock for equity deferrals. For deferrals in 2014, stock appreciation is from the date of vesting to the end of the fiscal year. For deferrals in prior years, stock appreciation is from the prior fiscal year-end.

(5)
Includes amounts included in the Summary Compensation Table for prior years.

(6)
Includes fiscal year-end value of shares deferred in prior years; excludes dividend equivalents earned on deferred shares.

ABM’s Employee Deferred Compensation Plan is an unfunded deferred compensation plan available to the NEOs and other employees whose annualized base salary exceeds $140,000. A trust agreement was put into place in January 2011 to provide that, in the event of a “change-in-control” as defined in the plan, the trust will be funded in an amount necessary to cover liabilities under the plan.
The Employee Deferred Compensation Plan allows participants to make pretax contributions from 1% to 50% of their compensation, including base pay and bonuses. Elections to defer base salary must be made no later than December 31 of the year preceding the year in which deferral begins. Elections to defer performance-based bonuses must be made no later than six months prior to the end of the applicable performance period. Executives may elect to receive distributions from the Employee Deferred Compensation Plan following termination of employment or on specified in-service distribution dates. Distributions may be made in a single lump sum, four annual installments or ten annual installments, based on earlier elections made in accordance with the plan provisions. In addition, if, upon termination, a participant wants to change his or her distribution, the change cannot be effective for at least 12 months and the date of payment must be at least five years after the previously scheduled date of distribution. The Employee Deferred Compensation Plan also permits hardship distributions. Deferred amounts earn interest equal to the prime interest rate on the last day of the calendar quarter up to 6%. If the prime rate exceeds 6%, the interest rate is equal to 6% plus one-half of the excess prime rate over 6%, subject to an interest rate cap equal to 120% of the long-term applicable federal rate, compounded quarterly.
Certain executives may also elect to defer receipt of RSUs. Elections to defer receipt of RSUs must be made no later than December 31 of the year preceding the year in which any RSUs may be granted. The plan allows participants to defer up to 100% of their RSUs, and receive distributions in a lump sum, four annual installments or ten annual installments, based on earlier elections made in accordance with plan provisions.

Executive Compensation

Potential Benefits on Termination
The following tables and accompanying narrative contain information with respect to potential payments to NEOs upon qualifying terminations of employment after a change-in-control, resignation or retirement, termination without cause, and death or disability, assuming the termination occurred on October 31, 2014. No payments to the NEOs are triggered by a change-in-control alone. In addition, these tables describe benefits that may be payable to these executives under arrangements in effect on October 31, 2014. Please refer to the earlier discussion of certain amended and restated employment agreements for Messrs. McClure and Price as well as to Mr. Slipsager’s transition and separation agreements. The arrangements described there are applicable to terminations after October 31, 2014.

Potential Payments upon Qualifying Terminations of Employment
Following a Change in-Control on October 31, 2014
The following table estimates potential payments for each NEO if there had been a change-in-control and either the executive had been terminated involuntarily or the executive had terminated employment for “good reason” effective October 31, 2014.
Named Executive Officer	Unpaid Bonus for 2014(1) ($)	Severance Compensation(2) ($)	Health and ERISA Welfare Benefits(3) ($)	Equity Grants Vesting as a Result of CIC(4) ($)	Nonqualified Deferred Compensation Aggregate Balance ($)	Present Value of Accumulated Pension Benefit(5) ($)	Total(6) ($)
Henrik C. Slipsager	893,000	5,358,000	100,000	9,625,644	5,236,397	705,387	21,918,428
James S. Lusk	393,449	1,911,041	21,807	2,893,103	96,602	0	5,316,002
James P. McClure	508,227	2,371,730	21,807	5,104,302	2,616,518	249,880	10,872,464
Tracy K. Price	508,227	2,371,730	21,807	3,345,362	0	0	6,247,126
Sarah H. McConnell	283,662	1,512,864	11,375	2,088,683	1,209,932	0	5,106,516
(1)
Amount is target bonus for fiscal year 2014.

(2)
Multiple of the sum of base salary and target bonus for the year in which the change-in-control occurs.

(3)
For Mr. Slipsager, amount is based on the terms of his employment agreement, which provides that the Company will pay him $10,000 per year for ten years to be used towards the purchase of health insurance. For Messrs. Lusk, McClure and Price, and for Ms. McConnell, amount shown is estimated cost for health and welfare benefits for an 18-month period.

(4)
Intrinsic value is based on $27.64 per share, the closing price of ABM common stock on October 31, 2014. Amounts include awards vested prior to October 31, 2014.

(5)
Amounts include present value of SERP and/or SAB balances for those NEOs who participate in the SERP and/or SAB.

(6)
Amounts do not include potential accrued but unused vacation and any unpaid base salary for employment through termination date. Amounts shown are subject to reduction, as described below.

The change-in-control agreements with the NEOs provide that, if a change-in-control occurs during the term of the agreement, the executive will receive the stated benefits upon involuntary termination (other than for cause) or resignation for good reason prior to the second anniversary of the change-in-control.
The stated benefits for the NEO under the change-in-control agreements consist of:
•
lump sum payment equal to three times the sum of base salary and target bonus for Mr. Slipsager, and two times the sum of base salary and target bonus for the other NEOs;

•
continuation of all health benefits or reasonably equivalent benefits for 18 months following the date of termination; and

•
lump sum payment of any unpaid incentive compensation that was earned, accrued, allocated or awarded for a performance period that ended prior to the termination date, and lump sum payment of any pro rata portion of any target amount for any unpaid incentive compensation for the performance period in which the termination takes place.

Executive Compensation

A “change-in-control” of the Company for the NEOs occurs in any of the following scenarios:
•
any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act) (i) is or becomes the beneficial owner of more than 35% of the combined voting power of the stock of the Company or succeeds in having nominees as directors elected in an election contest and (ii) within 18 months after either such event, individuals who were members of the Board of Directors of the Company immediately prior to either such event cease to constitute a majority of the members of the Board of Directors;

•
a majority of the Board of Directors ceases to be comprised of incumbent directors;

•
a merger or similar business combination;

•
a sale of substantially all of the Company’s assets; and

•
a liquidation of the Company.

Any payments under the change-in-control agreements will be reduced to the extent that the NEO receives payments under his or her employment agreement with ABM following a termination of employment.
Equity grants prior to fiscal year 2006 held by the NEOs vest upon a change-in-control as defined in the applicable plan. Equity grants after fiscal year 2006 fully vest upon a change-in-control, except that stock options vest monthly pro rata (based on the number of months of service over the vesting period) if the change-in-control occurs less than one year after the grant.
Payments and benefits under the change-in-control agreements (as well as under all other agreements or plans covering the NEOs, including any option award, plan or agreement) are subject to reduction in order to avoid the application of the excise tax on “excess parachute payments,” but only if the reduction would increase the net after-tax amount received by the named executive officer (the modified cap) with one exception. The exception is that any reduction may be made to the extent the NEO would be entitled to receive, on a net after-tax basis, at least 90% of the severance payment he or she would otherwise be entitled to under the change-in-control agreement or under any other agreement. In consideration for the protection afforded by the change-in-control agreements, the NEOs agreed to certain noncompetition provisions. Mr. Price currently resides in the State of California where, generally, noncompetition agreements are not enforceable.
An NEO who participates in the SERP and/or SAB whose employment is terminated or who resigns following a change-in-control is entitled to receive SERP payments (with payments beginning at age 65) and a lump sum SAB payment. An NEO who has elected to defer compensation receives the aggregate balance in the NEO’s deferred compensation account. See “Pension and Deferred Compensation Benefits,” above.

Potential Payments upon Resignation or Retirement on October 31, 2014
The following table estimates potential payments for each NEO if the NEO had retired or, if applicable, resigned from employment with ABM effective October 31, 2014.
Named Executive Officer	Unpaid Annual Bonus for 2014(1) ($)	Company Portion of Medical Benefit(2) ($)	Equity-Based Grants that Vest upon Retirement(3) ($)	Nonqualified Deferred Compensation Aggregate Balance ($)	Present Value of Accumulated Pension Benefit(4) ($)	Total(5) ($)
Henrik C. Slipsager	893,000	100,000	1,982,347	5,236,397	705,387	8,917,131
James S. Lusk	393,449	0	585,261	96,602	0	1,075,312
James P. McClure	508,227	0	778,182	2,616,518	249,880	4,152,807
Tracy K. Price	508,227	0	784,813	0	0	1,293,040
Sarah H. McConnell(6)	283,662	0	0	1,209,932	0	1,493,594
(1)
Amount is target bonus for fiscal year 2014. No bonus is payable in the event of resignation of employment.

(2)
Amount is based upon the terms of Mr. Slipsager’s employment agreement, which provides that the Company will pay him $10,000 per year for ten years to be used towards the purchase of health insurance.

(3)
Intrinsic value is based on $27.64 per share, the closing price of ABM common stock on October 31, 2014. Amounts shown only reflect vesting upon retirement, as unvested equity does not vest upon resignation of employment.

(4)
Amounts include present value of SERP and/or SAB balances for those NEOs who participate in the SERP and/or SAB.

Executive Compensation

(5)
Amounts do not include accrued but unused vacation pay and any unpaid base salary for employment through the termination date.

(6)
Ms. McConnell is not retirement eligible.

An NEO who participates in the SERP and/or SAB who retires or resigns is entitled to receive SERP payments (with payments beginning at age 65), and a lump sum SAB payment. An NEO who has elected to defer compensation receives the aggregate balance in the NEO’s deferred compensation account. See “Pension and Deferred Compensation Benefits,” above. RSUs and stock option grants under the 2006 Equity Incentive Plan do not vest upon voluntary termination of employment other than retirement and vest monthly pro rata (based on number of months of service over the vesting period)
in the event of retirement. Stock Option grants prior to the 2006 Equity Incentive Plan are cancelled to the extent not vested upon such a termination of employment. An individual who retires during a performance period that has not been completed prior to retirement will receive a pro rata number of performance shares (based on the number of months of service over the performance period) on the vesting date for such performance shares, to the extent such performance shares have been achieved under applicable performance objectives.

Potential Payments upon Termination Without Cause on October 31, 2014
The following table estimates potential payments for each NEO if the NEO’s employment with ABM had been terminated without cause (outside of a change-in-control) effective October 31, 2014.
Named Executive Officer	Unpaid Bonus for 2014(1) ($)	Severance Payment ($)	Company Portion of Medical Benefit(2) ($)	Equity Grants Vesting as a Result of Termination(3) ($)	Nonqualified Deferred Compensation Aggregate Balance ($)	Present Value of Accumulated Pension Benefit(4) ($)	Total(5) ($)
Henrik C. Slipsager	893,000	3,572,000	100,000	222,589	5,236,397	705,387	10,729,373
James S. Lusk	393,449	1,433,281	21,807	70,035	96,602	0	2,015,174
James P. McClure	508,227	1,778,797	21,807	92,889	2,616,518	249,880	5,268,118
Tracy K. Price	508,227	1,778,797	21,807	92,889	0	0	2,401,720
Sarah H. McConnell	283,662	1,134,648	11,375	61,939	1,209,932	0	2,701,556
(1)
Amount is target bonus for fiscal year 2014.

(2)
For Mr. Slipsager, amount is based on the terms of his employment agreement, which provides that the Company will pay him $10,000 per year for ten years to be used towards the purchase of health insurance. For Messrs. Lusk, McClure and Price and Ms. McConnell, amount shown is estimated cost for health and welfare benefits for an 18-month period.

(3)
None of the equity awards outstanding at October 31, 2014 provides for vesting upon termination without cause other than in connection with a change-in-control and pro rata vesting (to the extent performance is achieved), in connection with performance share awards granted after December 2013, a pro rata vesting to date of termination. (See table “Potential Payments upon Certain Terminations of Employment Following a Change-in-Control on October 31, 2014.”)

(4)
Amounts include present value of SERP and/or SAB balances for those NEOs who participate in the SERP and/or SAB.

(5)
Amount does not include accrued but unused vacation pay and any unpaid base salary for employment through termination date.

An NEO who participates in the SERP and/or SAB whose employment is terminated without cause is entitled to receive SERP payments (with payments beginning at age 65) and a lump sum SAB payment. An NEO who has elected to defer compensation receives the aggregate balance in the NEO’s deferred compensation account. See “Pension and Deferred Compensation Benefits,” above.
Under his employment agreement, Mr. Slipsager would receive two times the sum of his base salary and target bonus and $10,000 per year for a ten-year period for health insurance if he is terminated without Just Cause prior to the expiration of the term of his employment agreement. Under employment agreements with Messrs. Lusk, McClure and Price and Ms. McConnell that were in effect on October 31, 2014, if the Company terminates the executive’s employment without “Cause” (as defined in the employment agreement), he or she will receive severance in an amount equal to 18 months base

Executive Compensation

pay plus an amount equal to the executive’s target bonus amount, pro-rated on the basis of the fraction of the fiscal year that had been completed prior to the date of termination, based on the Company’s actual performance for the entire fiscal year. In addition, under the terms of the employment agreements in effect on such date, the Company would pay the executive an amount equal to the Company’s portion of medical insurance for the length of the severance period, not to exceed 18 months. See discussion above under “CEO Succession, Employment Agreements and Management Retention” for description of arrangements entered into after October 31, 2014.

Potential Payments upon Death on October 31, 2014
The following table estimates potential payments for each NEO if the NEO had been terminated due to death on October 31, 2014.
Named Executive Officer	Unpaid Bonus for 2014(1) ($)	Life Insurance(2) ($)	Company Portion of Medical Benefit(3) ($)	Equity Grants Vesting as a Result of Death(4) ($)	Nonqualified Deferred Compensation Aggregate Balance ($)	Present Value of Accumulated Pension Benefit(5) ($)	Total ($)
Henrik C. Slipsager	893,000	750,000	50,000	1,982,347	5,236,397	705,387	9,617,131
James S. Lusk	393,449	750,000	0	1,470,452	96,602	0	2,710,503
James P. McClure	508,227	750,000	0	2,437,980	2,616,518	249,880	6,562,605
Tracy K. Price	508,227	750,000	0	897,740	0	0	2,155,967
Sarah H. McConnell	283,662	750,000	0	498,765	1,209,932	0	2,742,359
(1)
Amount is target bonus for fiscal year 2014.

(2)
Amount of life insurance is two times annual salary, up to a maximum of  $750,000.

(3)
Amount is based on the terms of Mr. Slipsager’s employment agreement which provides that the Company will pay him $10,000 per year for ten years to be used towards the purchase of health insurance and that in the event he dies prior to the end of the ten-year term, the Company will pay his spouse $5,000 per year until the earlier of her death or the end of the ten-year term.

(4)
Intrinsic value is based on $27.64 per share, the closing price of ABM common stock on October 31, 2014. Amount reflects the vesting of equity grants, as a result of death on October 31, 2014, and includes exercisable stock options on that date.

(5)
Amounts include present value of SERP and/or SAB balances for those NEOs who participate in the SERP and/or SAB.

The estate of a participating NEO is entitled to receive SERP payments (with payments beginning at the date the NEO would have become 65), a lump sum SAB payment and the aggregate balance in the NEO’s deferred compensation account payable in a lump sum. See “Pension and Deferred Compensation Benefits,” above.
ABM also provides accidental death and dismemberment insurance for each of the NEOs (with coverage of  $750,000 for each of Messrs. Slipsager, Lusk, McClure and Price and
Ms. McConnell) as well as $150,000 business travel accident insurance coverage.
Equity grants under the 2006 Equity Incentive Plan vest monthly pro rata (based on the number of months of service over the vesting period) in the event of death. Stock option grants prior to the 2006 Equity Incentive Plan do not provide for vesting in the event of death, except under certain plans that provide for vesting of options granted after April 19, 1999, if the optionee is at least age 64 and dies while in the service of ABM.

Executive Compensation

Potential Payments upon Disability on October 31, 2014
The following table estimates potential payments for each NEO if the NEO had been terminated due to disability on October 31, 2014.
Named Executive Officer	Unpaid Bonus for 2014(1) ($)	Company Portion of Medical Benefit(2) ($)	Equity Grants Vesting as a Result of Disability(3) ($)	Nonqualified Deferred Compensation Aggregate Balance ($)	Present Value of Accumulated Pension Benefit(4) ($)	Total ($)
Henrik C. Slipsager	893,000	100,000	1,982,347	5,236,397	705,387	8,917,131
James S. Lusk	393,449	0	1,470,452	96,602	0	1,960,503
James P. McClure	508,227	0	2,437,980	2,616,518	249,880	5,812,605
Tracy K. Price	508,227	0	897,740	0	0	1,405,967
Sarah H. McConnell	283,662	0	498,765	1,209,932	0	1,992,359
(1)
Amount is target bonus for fiscal year 2014.

(2)
Amount is based upon the terms of Mr. Slipsager’s employment agreement, which provides that the Company will pay him $10,000 per year for ten years to be used towards the purchase of health insurance.

(3)
Intrinsic value is based on $27.64 per share, the closing price of ABM common stock on October 31, 2014. Amount reflects the vesting of equity grants related to disability on October 31, 2014, and includes exercisable stock options on that date.

(4)
Amounts include present value of SERP and/or SAB balances for those NEOs who participate in the SERP and/or SAB.

A participating NEO who is disabled is entitled to receive SERP payments (with payments beginning at the date the NEO becomes 65), a lump sum SAB payment and the aggregate balance in the NEO’s deferred compensation account. See “Pension and Deferred Compensation Benefits,” above.
ABM also provides accidental death and dismemberment insurance for each of the NEOs (with coverage of  $750,000 for each of Messrs.
Slipsager, Lusk, McClure and Price and Ms. McConnell) as well as $150,000 business travel accident insurance coverage.
Equity grants under the 2006 Equity Incentive Plan vest monthly pro rata (based on the number of months of service over the vesting period) in the event of disability. Stock option grants prior to the 2006 Equity Incentive Plan do not provide for vesting in the event of disability.

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Audit Committee Report

AUDIT-RELATED MATTERS
Audit Committee Report
The Audit Committee reviews ABM’s financial reporting process on behalf of the Board and selects ABM’s independent registered public accounting firm. Management has the primary responsibility for the financial statements and the financial reporting process, including the system of internal control over financial reporting. The independent registered public accounting firm retained by the Audit Committee is responsible for performing an independent, integrated audit of ABM’s consolidated financial statements and an audit of the effectiveness of ABM’s internal control over financial reporting, and for reporting the results of their audit to the Audit Committee. The Audit Committee reviews and monitors these processes.
The Board adopted a written charter for the Audit Committee, which is reviewed periodically. The Charter of the Audit Committee is available on ABM’s website under “Governance” at http://investor.abm.com/governance.cfm. Within the framework of its Charter, the Audit Committee has met and held discussions with management and the independent registered public accounting firm regarding the fair presentation of ABM’s results in its fiscal year 2014 consolidated financial statements. The Committee has reviewed and discussed the audited consolidated financial statements with management and the independent registered public accounting firm. The management of ABM has affirmed to the Audit Committee that ABM’s fiscal year 2014 audited consolidated financial statements were prepared in accordance with generally accepted accounting principles in the United States of America. The Audit Committee also discussed with ABM’s internal auditor and independent registered public accounting firm, the overall scope and plans for their respective audits, their evaluation of ABM’s internal control over financial reporting and the overall quality of ABM’s financial reporting processes.
The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by applicable Public Company Accounting Oversight Board (PCAOB) standards. The Committee has reviewed and discussed with the independent registered public accounting firm the auditor’s independence from the Company and its management. As part of that review, the Committee has received the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and the Committee has discussed the independent registered public accounting firm’s independence from the Company. The Audit Committee has reviewed the services provided by ABM’s independent registered public accounting firm and has considered whether the provision of these services is compatible with maintaining the independence of the independent registered public accounting firm. The Committee has concluded that the independent registered public accounting firm is independent from ABM and its management.
Based on these reviews and discussions, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in ABM’s Annual Report on Form 10-K for the fiscal year ended October 31, 2014.

Audit Committee
Anthony G. Fernandes, Chair
J. Philip Ferguson
Luke S. Helms
Winifred Markus Webb

Audit Committee Report

Principal Accounting Firm Fees and Services
The following table presents fees for professional services rendered by KPMG LLP for the integrated audit of ABM’s consolidated financial statements and internal control over financial reporting during the fiscal years ended October 31, 2014 and 2013, and fees for other services rendered by KPMG LLP during those periods.

	2014	2013
Audit fees(1)	$4,581,000	$4,753,550
Audit-related fees(2)	221,850	93,910
Tax fees(3)	41,430	31,226
Total	$4,844,280	$4,878,686

(1)
Audit fees consisted of audit work performed for the independent integrated audit of ABM’s consolidated financial statements and internal control over financial reporting, and the reviews of the financial statements contained in ABM’s quarterly reports on Form 10-Q, statutory audits and consents.

(2)
Audit-related fees consisted principally of fees for audits of financial statements of certain employee benefit plans, attestation reports on internal control and due diligence services.

(3)
Tax fees consisted of fees for tax compliance and consulting services.

Policy on Pre-approval of Independent Registered Public Accounting Firm Services
The Audit Committee’s policy requires that the Audit Committee pre-approve audit and non-audit services performed by the independent registered public accounting firm. The Audit Committee may delegate its pre-approval authority to the Chairman of the
Audit Committee or any other member of the Audit Committee. All of the services for which fees were disclosed in the table above were pre-approved under the Audit Committee’s pre-approval policy.

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Proposal 2 — Ratification of
Independent Registered Public Accounting Firm

PROPOSAL 2 — RATIFICATION OF
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 2
The Audit Committee has selected KPMG LLP, a registered public accounting firm and ABM’s independent registered public accounting firm for fiscal year 2014, as ABM’s independent registered public accounting firm for the fiscal year ending October 31, 2015.
The Board is asking shareholders to ratify the selection of KPMG LLP as ABM’s independent registered public accounting firm for fiscal year 2015. Although current law, rules and regulations as well as the Charter of the Audit Committee require that ABM’s independent registered public accounting firm be selected and supervised by the Audit Committee, the Board considers the selection of the independent registered public accounting firm to be an important matter of shareholder concern and is submitting the selection of KPMG LLP for ratification by shareholders as a matter of good corporate practice. In the event that this selection of the independent registered public accounting firm is not ratified by shareholders, the Audit Committee will review its future selection of an independent registered public accounting firm. Representatives of KPMG LLP will be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Proposal 3 — Advisory Vote to
Approve Executive Compensation

PROPOSAL 3 — ADVISORY VOTE TO APPROVE
EXECUTIVE COMPENSATION
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 3
The Company asks that you indicate your support for our executive compensation policies and practices as described in the Company’s Compensation Discussion and Analysis, accompanying tables and related narrative contained in this Proxy Statement. Your vote is advisory and so will not be binding on the Board. However, the Board will review the voting results and take them into consideration when making future decisions regarding executive compensation. The affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote on the proposal (but excluding abstentions) will be considered as an approval of the proposal. The next nonbinding advisory vote to approve executive compensation will occur at our 2016 Annual Meeting of Shareholders.
One of the key principles underlying our Compensation Committee’s compensation philosophy is pay for performance. We will continue to emphasize compensation arrangements that align the financial interests of our executives with the interests of long-term shareholders. Please refer to the section of this proxy statement entitled “Executive Compensation” for a detailed discussion of our executive compensation practices and philosophy.

The Board of Directors recommends a vote FOR the following resolution:
RESOLVED — that the shareholders approve, on an advisory basis, the compensation of the Company’s executives named in the Summary Compensation Table, as disclosed in the Company’s 2015 Proxy Statement pursuant to the executive compensation disclosure rules of the Securities and Exchange Commission, which disclosure includes the Compensation Discussion and Analysis, the compensation tables and other executive compensation disclosures.

Proposal 4 — Approval of the
Amended and Restated 2006 Equity Incentive Plan

PROPOSAL 4 — APPROVAL OF THE AMENDED AND RESTATED
2006 EQUITY INCENTIVE PLAN
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 4
The Board of Directors originally approved the Company’s 2006 Equity Incentive Plan on January 10, 2006, and established the number of shares to be reserved for issuance under this plan on March 24, 2006. On May 2, 2006, the Company’s shareholders approved the 2006 Equity Incentive Plan. At the time it was approved by shareholders, the number of shares available for grant under the 2006 Equity Incentive Plan included the 2,500,000 shares approved in connection with the establishment of the 2006 Equity Incentive Plan and an additional 2,629,265 shares which were carried over from certain prior stock option plans of the Company. On January 13, 2009, the Board approved an amendment to the 2006 Equity Incentive Plan to increase the number of shares available for issuance thereunder by 2,750,000, subject to shareholder approval. This increase was approved by shareholders on March 3, 2009. On January 10, 2012, the Board approved an amendment to the 2006 Equity Incentive Plan to increase the number of shares available for issuance thereunder by 2,400,000 shares, which was approved by stockholders. The Company has used a substantial portion of the current authorized share pool under the 2006 Equity Incentive Plan for existing awards.
After giving effect to performance share awards made on January 15, 2015, as of January 16, 2015, there were 848,756 shares available for grant under the 2006 Equity Incentive Plan. After giving effect to grants previously made under the 2006 Equity Incentive Plan, the aggregate number of shares that would be available for issuance under the 2006 Equity Incentive Plan, assuming shareholder approval of the amendment to approve an additional 1,400,000 shares for issuance thereunder, would be approximately 2,248,756 shares as of the date of this Proxy Statement. This number does not include the effect of forfeitures, if any, of outstanding awards. The Board believes that this amendment is in the best interests of the Company and its shareholders and is consistent with the compensation philosophy of the Company described in this Proxy Statement.
The purpose of the 2006 Equity Incentive Plan is to provide stock-based compensation to employees and non-employee directors to promote close alignment among the interests of employees, directors and shareholders. The 2006 Equity Incentive Plan is the Company’s only plan for providing future stock-based incentive compensation to employees and non-employee directors of the Company and its affiliates, and all future grants will be subject to its terms and conditions. The 2006 Equity Incentive Plan is an “omnibus” plan that provides for a variety of equity and equity-based award vehicles. The 2006 Equity Incentive Plan allows for the grant of stock options, stock appreciation rights, restricted stock, RSU awards, performance shares and other share-based awards. Certain of the awards under the 2006 Equity Incentive Plan are intended to qualify as “performance-based” compensation under Section 162(m) of the Internal Revenue Code. The 2006 Equity Incentive Plan provides that, subject to capitalization adjustments, the following maximum limits shall apply to the amount awarded to any participant during any calendar year: (1) options and stock appreciation rights cannot relate to more than 1,000,000 shares, and (2) performance shares, restricted stock, RSUs and other share-based awards cannot relate to more than 1,000,000 shares.
The Board is asking shareholders to approve the Amended and Restated 2006 Equity Incentive Plan to increase the number of shares available for grant thereunder by 1,400,000 shares. This amount of 1,400,000 shares represents approximately 2.5% of the Company’s outstanding shares on the Record Date. As further described below, the Board believes that the increased number of shares available for issuance under this plan represents a reasonable amount of potential additional equity dilution and allows the Company to continue awarding equity incentives, which are a critical component of our compensation program as discussed under “Compensation Discussion and Analysis.” The Board expects that it will seek shareholder approval periodically in the future for additional shares to continue the program.
The affirmative vote of the holders of a majority of shares of common stock represented in person or by proxy and entitled to vote on the proposal will be required for approval.

Proposal 4 — Approval of the
Amended and Restated 2006 Equity Incentive Plan

With approval of the amendments to the 2006 Equity Incentive Plan, the Company intends to:
•
Motivate and reward long-term strategic management that results in profitable growth and sustained shareholder value creation.

•
Align employee and director interests with those of shareholders.

•
Reinforce a strong management team commitment to ABM’s long-term success.

•
Provide meaningful long-term incentive award opportunity as part of a competitive total compensation program that enables ABM to attract and retain its key employees.

•
Encourage stock ownership among executives and other key employees.

•
Manage costs effectively through program design and administration guidelines in terms of accounting, tax, cash flow and shareholder dilution.

•
Structure grants to be responsive to changes in the Company’s business environment and compensation objectives.

Impact of Share Increase on Shareholder Dilution, Burn Rate and Overhang
In determining a recommendation of an increase in shares, the Compensation Committee considered the number of shares previously issued under the plan and the fact that the requested additional 1,400,000 shares represented approximately 2.5% of our outstanding shares on the Record Date. In addition:
•
Since March 6, 2012, when the plan was most recently approved by our shareholders, we have granted equity awards representing a total of approximately 3,193,652 shares, excluding forfeitures.

•
During fiscal 2014, our historical usage rate (or burn rate) was 1.25%, which we define as the total shares subject to equity awards granted during the period (including performance-based awards at target) divided by weighted average (basic) common shares outstanding for fiscal 2014. When considering performance-based awards actually earned, the burn rate for fiscal 2014 was 0.89%.

•
Our three-year average burn rate (through the three fiscal years ending October 31, 2014) is 1.72%. The three-year average burn rate was determined as (i) options granted plus restricted stock units and target performance-based awards divided by (ii) weighted average (basic) common shares outstanding of the applicable fiscal year. When considering performance- based awards actually earned, our three-year average burn rate was 1.28%.

•
If we do not increase the shares available for issuance under the Plan, then based on historical usage rates of shares under our equity plans and a range of possible grant date fair values, we would expect that the share limit under our Plan would be insufficient to grant annual equity awards in fiscal 2016, at which time we would lose an important compensation tool aligned with shareholder interests to attract, motivate and retain highly qualified talent.

•
Based on historical usage, we estimate that the shares being requested, when combined with the shares available for issuance as of October 31, 2014, are likely to be sufficient for approximately two to three years of awards beginning in fiscal 2016, assuming we continue to grant awards consistent with our historical usage and current practices, noting that future circumstances may require us to change our current equity grant practices.

•
As of October 31, 2014, our overhang rate, calculated by dividing (i) the number of shares subject to equity awards outstanding plus the number of shares remaining available for issuance under our Plan by (ii) the number of our common shares outstanding as of the record date, was 8.8%. If the Amended and Restated 2006 Equity Incentive Plan is approved by our shareholders, our overhang rate will increase to 11.03%, based on the number of our common shares outstanding as of the record date.

Based on the above information about potential plan costs and usage rates, the Compensation Committee and the Board of Directors concluded that the additional share request is reasonable and appropriate at this time.

Proposal 4 — Approval of the
Amended and Restated 2006 Equity Incentive Plan

2006 Plan Summary
The summary description of the 2006 Equity Incentive Plan, as amended and restated, below is qualified in its entirety by reference to the provisions of the 2006 Equity Incentive Plan itself, which is attached as Appendix B to this Proxy Statement.
Overview
Eligible participants:	Employees and directors of the Company and its affiliates, including all of ABM’s executive officers and non-employee directors
Types of awards:	Incentive stock options Nonstatutory stock options Stock appreciation rights Other share-based awards	Restricted stock awards Restricted stock units (RSUs) Performance shares
Share reserve:
Subject to capitalization adjustments, 10,279,265 shares of common stock have previously been reserved under the 2006 Equity Incentive Plan. This amount includes the 5,129,265 shares originally reserved under the 2006 Equity Incentive Plan approved by shareholders in May 2006, the 2,750,000 shares approved by shareholders in March 2009, and the 2,400,000 shares approved by shareholders in March 2012, of which only approximately 848,756 shares remained available as of January 16, 2015, and the 1,400,000 additional shares the Company is requesting shareholders to approve. If any outstanding option or stock appreciation right expires or is terminated or any restricted stock or other share-based award is forfeited, then the shares allocable to the unexercised or forfeited portion of the stock award may again be available for issuance under the 2006 Equity Incentive Plan.

Administration:
The Governance Committee will administer the 2006 Equity Incentive Plan with respect to non-employee directors. However, all awards to members of the Governance Committee must be approved by the Board. The Compensation Committee will administer the 2006 Equity Incentive Plan with respect to employees; provided, however, that the Board may delegate administration of the 2006 Equity Incentive Plan to an officer of the Company with respect to equity awards made under the 2006 Equity Incentive Plan to employees other than executive officers (who are subject to Section 16 of the Securities Exchange Act of 1934). The Board, the Compensation Committee, or a committee of the Board consisting of Board members who each qualify as an “outside director” for purposes of Section 162(m) of the Internal Revenue Code and as a “non-employee director” for purposes of Rule 16b-3 under the Exchange Act, or an officer to whom authority to administer the Plan has been delegated, determines who will receive stock awards and the terms and conditions of such awards. Subject to the conditions and limitations of the 2006 Equity Incentive Plan, the administrator may modify, extend or renew outstanding stock awards, but an option or stock appreciation right may not be modified, extended or renewed beyond its ten-year maximum term.

Limitations:
For any one share of common stock issued in connection with a restricted stock award, RSU award, performance share or other share-based award, one share will be deducted from the shares available for future grants.

Shares of common stock not issued or delivered as a result of the net exercise of a stock appreciation right or option, shares used to pay the withholding taxes related to a stock award, or shares repurchased on the open market with proceeds from the exercise of options will not be returned to the reserve of shares available for issuance under the 2006 Equity Incentive Plan.

Proposal 4 — Approval of the
Amended and Restated 2006 Equity Incentive Plan

Subject to capitalization adjustments, a participant may receive more than one award, subject to the following maximum limits that shall apply to the amount awarded to any participant during any calendar year: options and stock appreciation rights that relate to no more than 1,000,000 shares and performance shares, restricted stock, RSUs, and other share-based awards that relate to no more than 1,000,000 shares. Non-employee directors may not receive awards with respect to more than 100,000 shares in any calendar year.

Term of the plan:
The 2006 Equity Incentive Plan will terminate on January 10, 2022. Awards granted under the 2006 Equity Incentive Plan prior to January 10, 2022 will continue to be subject to the terms of the 2006 Equity Incentive Plan.

Capitalization adjustments:
The share reserve, the limitations described above, and the purchase price and number of shares subject to outstanding stock awards may be adjusted (as applicable) in the event of a stock split, reverse stock split, stock dividend, merger, consolidation, reorganization, recapitalization, or similar transaction.

Repricing and option exchange programs:	Not permitted without shareholder approval.
Reload options:	Reload options, which are defined as options automatically granted upon exercise of prior options, are not permitted.
Options and Stock Appreciation Rights
Term:
For options, not more than ten years from the date of grant, with the usual term expected to be not more than seven years from the date of grant. For stock appreciation rights, not more than seven years from the date of grant.

Exercise price:	Not less than 100% of the fair market value of the underlying stock on the date of grant.
Restricted Stock Awards, RSU Awards, Performance Shares, and Other Share-Based Awards
Performance objectives:
The administrator may condition the grant or vesting of stock awards upon the attainment of one or more of the performance objectives listed below, or upon such other factors as the administrator may determine.

•
Total shareholder return

•
Earnings per
share

•
Stock price

•
Return on equity

•
Net earnings

•
Income from
continuing operations

•
Related return
ratios

•
Cash flow

•
Net earnings
growth

•
Earnings before
interest, taxes,
depreciation and amortization (EBITDA)

•
Gross or
operating margins

•
Productivity ratios

•
Expense targets

•
Operating efficiency

•
Market share

•
Customer satisfaction

• Working capital targets (e.g., days sales outstanding) • Return on assets • Increase in revenues • Decrease in expenses • Increase in funds from operations (FFO) • Increase in FFO per share

Proposal 4 — Approval of the
Amended and Restated 2006 Equity Incentive Plan

To the extent that stock awards (other than stock options and stock appreciation rights) are intended to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code, the performance objectives will be one or more of the objectives listed above. Approval of the Amended and Restated 2006 Equity Incentive Plan is intended to constitute re-approval of these performance objectives for purposes of Section 162(m).

Adjustment of performance goals:
The administrator may adjust performance goals to prevent dilution or enlargement of awards as a result of extraordinary events or circumstances or to exclude the effects of extraordinary, unusual or nonrecurring items, including mergers, acquisitions or other reorganizations, provided that such adjustments are done in accordance with Section 162(m) of the Internal Revenue Code.

Dividends and dividend equivalents:
Dividends will be paid on restricted stock awards, but will either be subject to the same vesting as the award or issued as unvested dividend equivalents. Dividend equivalents may be credited in respect of shares of common stock equivalents underlying RSU awards as determined by the administrator, subject to the same vesting restrictions as the RSUs. Dividend equivalents will be issued on performance awards only to the extent the underlying awards are earned.

Deferral of award payment:
The administrator may establish one or more programs to permit selected participants to elect to defer receipt of consideration upon vesting of an RSU, the satisfaction of performance objectives, or other events which would entitle the participant to payment, receipt of common stock or other consideration.

All Equity Awards
Vesting:
Determined by the administrator at time of grant. The administrator may accelerate vesting at any time. Except in connection with death or disability, or in the event of a change in control as described below, no equity awards may become vested sooner than one year following the grant. In addition, except for a maximum of five percent of the shares available for grant, vesting of restricted stock and stock units based on service with the Company cannot be more rapid than annual pro rata vesting over a three-year period.

Termination of service:
The unvested portion of an equity award may be forfeited immediately upon a participant’s termination of service with the Company, as provided in an award agreement. A limited post-termination exercise period will be imposed on the vested portion of options, with the exception of terminations for cause, and may be imposed on stock appreciation rights.

Double-trigger change-in-control provisions:

The vesting or exercisability of equity awards will accelerate in connection with a change-in-control of the Company only if a participant is involuntarily terminated following the change-in-control or if the equity award is not assumed or substituted by the acquirer.

Settlement:	Options may be settled only in stock. Other awards may be settled in stock or at the discretion of the administrator in cash, or in a combination of stock and cash.
Transferability:	Stock options and stock appreciation rights are transferable for estate planning purposes; other awards are not transferable.

Proposal 4 — Approval of the
Amended and Restated 2006 Equity Incentive Plan

New Plan Benefits
Any awards under the Plan will be at the discretion of the administrator. Therefore, it is not possible at present to determine the amount or form of any award that will be available for future grant to any individual during the term of the Plan. The following table shows the number of equity awards granted in fiscal 2014.

New Plan Benefits
2006 Equity Incentive Plan, as Amended and Restated
Name and Position	Number of Shares
Henrik C. Slipsager, President and Chief Executive Officer	63,001
James S. Lusk, Executive Vice President and Chief Financial Officer	19,826
James P. McClure, Executive Vice President	26,293
Tracy K. Price, Executive Vice President	26,293
Sarah H. McConnell, Executive Vice President	16,631
All executive officers as a group	193,653
All non-employee directors as a group	26,122
All non-executive employees as a group	439,894
Federal Income Tax Consequences
The following is a summary of the effect of U.S. federal income taxation on the 2006 Equity Incentive Plan participants and the Company. This summary does not discuss the income tax laws of any other jurisdiction in which the recipient of the award may reside. (“Code” is the Internal Revenue Code of 1986, as amended.)
Incentive Stock Options (ISOs). Participants pay no income tax at the time of grant or exercise of an ISO. The participant will recognize long-term capital gain or loss on the sale of the shares acquired on the exercise of the ISO if the sale occurs at least two years after the grant date and more than one year after the exercise date. If the sale occurs earlier than the expiration of these holding periods, then the participant will recognize ordinary income equal to the lesser of the difference between the exercise price of the option and the fair market value of the shares on the exercise date or the difference between the sales price and the exercise price. Any additional gain on the sale will be capital gain. The Company can deduct the amount that the participant recognizes as ordinary income.
Nonstatutory Stock Options and Stock Appreciation Rights. There is no tax consequence to the participant at the time of grant of a nonstatutory stock option or stock appreciation right. Upon exercise, the excess, if any, of the fair market value of the shares over the exercise price will be treated as ordinary income. Any gain or loss realized on the sale of the shares will be treated as a capital gain or loss. The Company may deduct the amount, if any, that the participant recognizes as ordinary income.
Restricted Stock. No taxes are due on the grant of restricted stock. The fair market value of the shares subject to the award is taxable as ordinary income when no longer subject to a “substantial risk of forfeiture” (i.e., when the shares become vested or transferable). Unless an election pursuant to Code Section 83(b) is made (subjecting the value of the shares on the award date to current income tax), income tax is paid by the participant on the value of the shares at ordinary rates when the restrictions lapse and the Company will be entitled to a corresponding deduction. Any gain or loss realized on the sale of the shares will be treated as a capital gain or loss.
RSUs and Performance Shares. No taxes are due upon the grant of the award. The fair market value of the shares subject to the award is taxable to the participant as ordinary income when the stock is distributed to the participant, subject to the limitations of Code Section 409A. The Company can deduct the amount, if any, that the participant recognizes as ordinary income.
Section 162(m). Section 162(m) of the Internal Revenue Code denies a deduction for annual compensation in excess of  $1 million paid to “covered employees.” “Performance-based compensation” is disregarded for this purpose. Stock option and stock appreciation rights granted under the 2006 Equity Incentive Plan are intended to qualify as “performance-based compensation.” Other awards are intended to be “performance-based compensation” if their grant or vesting is subject to performance objectives that satisfy Section 162(m).

Proposal 4 — Approval of the
Amended and Restated 2006 Equity Incentive Plan

Deferred Compensation. RSU awards and performance shares, the receipt of which may be deferred beyond the vesting dates, are subject to Section 409A of the Internal Revenue Code limitations. If Section 409A is violated, deferred amounts will be subject to income tax immediately and to penalties equal to (i) 20% of the amount deferred and (ii) interest at a specified rate on the underpayment of tax that would have occurred if the amount had been taxed in the year it was first deferred.

Equity Compensation Plan Information

Equity Compensation Plan Information
The following table provides information as of October 31, 2014, regarding compensation plans under which our equity securities are authorized for issuance.
Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	4,266,136(1)	$20.20(2)	1,633,509(3)
Equity compensation plans not approved by shareholders	0	n/a	0
TOTAL	4,266,136	$20.20	1,633,509
(1)
Includes 1,374,634 and 1,085,450 shares that may be issued to settle outstanding restricted stock units and performance shares, respectively.

(2)
The weighted average exercise price in column (b) does not take into account the awards in note (1) above.

(3)
Includes 402,881 shares available for issuance under the Employee Stock Purchase Plan.

[Intentionally left blank]

Security Ownership of
Management and Certain Beneficial Owners

SECURITY OWNERSHIP OF MANAGEMENT
AND CERTAIN BENEFICIAL OWNERS
The following table sets forth the number of shares and percentage of outstanding shares of ABM common stock beneficially owned as of December 31, 2014, by (1) the persons or entities known to ABM to be beneficial owners of more than 5% of the shares of ABM common stock outstanding as of December 31, 2014, (2) each named executive officer, (3) each director and nominee and (4) all directors and executive officers as a group. Except as noted, each person has sole voting and investment power over the shares shown in the table.
Name and Address(1)	Amount and Nature of Beneficial Ownership	Percent of Class(2)
Bank of America Corporation(3) directly and on behalf of certain subsidiaries
100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	3,431,631	6.15%
Blackrock, Inc.(4)
40 East 52nd Street New York, NY 10022	4,618,341	8.27%
Lord Michael A. Ashcroft(5)
4 Marine Parade Belize City, Belize	2,909,842	5.21%
Vanguard Group, Inc.(6)
100 Vanguard Blvd. Malvern, PA 19355	3,504,139	6.28%
Linda Chavez	29,295(7)	*
J. Philip Ferguson	26,322	*
Anthony G. Fernandes	31,255	*
Luke S. Helms	95,703(8)	*
Maryellen C. Herringer	143,331(9)	*
Sudhakar Kesavan	9,705	*
James S. Lusk	81,523(10)	*
James P. McClure	106,944	*
Sarah H. McConnell	78,180(11)	*
Tracy K. Price	129,123(12)	*
Henrik C. Slipsager	543,715(13)	1.0%
William W. Steele	186,939(14)	*
Winifred Markus Webb	0(15)
Executive officers and directors as a group (18 persons)	1,659,401(16)	3.0%
*Less than 1%.
(1)
Unless otherwise indicated, the address of each of the beneficial owners listed below is ABM Industries Incorporated, 551 Fifth Avenue, Suite 300, New York, New York 10176.

(2)
Based on a total of 55,826,242 shares of ABM common stock outstanding as of December 31, 2014.

(3)
Share ownership is as of December 31, 2013. Based on a Schedule 13G filed by Bank of America Corporation (Bank of America) with the Securities and Exchange Commission on February 14, 2014. Bank of America indicated in the filing shared voting power for 3,348,231 shares and shared dispositive power for 3,341,631 shares.

(4)
Share ownership is as of December 31, 2014. Based on a Schedule 13G filed by Blackrock, Inc. (Blackrock) with the Securities and Exchange Commission on January 23, 2015. Blackrock indicated in the filing sole voting power over 4,450,294 shares and sole dispositive power for all shares.

Security Ownership of
Management and Certain Beneficial Owners

(5)
Share ownership is as of October 16, 2013. Based on a Schedule 13D filed by Lord Michael A. Ashcroft (Ashcroft) with the Securities and Exchange Commission on October 18, 2013. Ashcroft indicated in the filing sole voting power and sole dispositive power for all the shares.

(6)
Share ownership is as of December 31, 2013. Based on the Schedule 13G filed by The Vanguard Group, Inc. (Vanguard) with the Securities and Exchange Commission on February 10, 2014. Vanguard indicated in the filing sole voting power for 81,190 shares, sole dispositive voting power for 3,423,649 shares and shared power for 80,490 shares.

(7)
Includes 16,000 shares subject to outstanding options that were exercisable on or within 60 days after December 31, 2014.

(8)
Includes 22,000 shares subject to outstanding options that were exercisable on or within 60 days after December 31, 2014.

(9)
Includes 22,000 shares subject to outstanding options that were exercisable on or within 60 days after December 31, 2014.

(10)
Includes 4,986 shares subject to outstanding options that were exercisable on or within 60 days after December 31, 2014.

(11)
Includes 24,790 shares subject to outstanding options that were exercisable on or within 60 days after December 31, 2014.

(12)
Includes 46,865 shares subject to outstanding options that were exercisable on or within 60 days after December 31, 2014.

(13)
Includes 300,261 shares subject to outstanding options that were exercisable on or within 60 days after December 31, 2014.

(14)
Includes 18,458 shares of ABM common shares held in a trust for his son, and 10,000 shares subject to outstanding options that were exercisable on or within 60 days after December 31, 2014. Mr. Steele disclaims beneficial ownership of the shares held by the trust.

(15)
Ms. Webb was appointed to the Board of Directors in December 2014, did not at that time, have a beneficial ownership interest in ABM common shares, and did not receive an equity award on or before December 31, 2014.

(16)
Includes those persons who were executive officers and directors on December 31, 2014 and includes 523,179 shares subject to outstanding options held by those executive officers and directors that were exercisable on or within 60 days after December 31, 2014.

Other Matters;
2016 Annual Meeting of Shareholders

OTHER MATTERS
As of the date of this Proxy Statement, there are no other matters which the Board intends to present or has reason to believe others will present at the 2015 Annual Meeting. If other matters properly come before the Annual Meeting, the accompanying proxy grants the proxy holders discretionary authority to vote on any matter raised at the Annual Meeting, except to the extent such discretion may be limited under Rule 14a-4(c) under the Securities Exchange Act.
2016 ANNUAL MEETING OF
SHAREHOLDERS
Shareholder proposals intended for inclusion in the 2016 proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act must be directed to the Corporate Secretary, ABM Industries Incorporated, 551 Fifth Avenue, Suite 300, New York, New York 10176, and must be received by October 12, 2015. ABM’s Bylaws require that proposals of shareholders made outside of Rule 14a-8 under the Securities Exchange Act must be submitted, in accordance with requirements of the Bylaws, not later than December 11, 2015 and not earlier than November 11, 2015.

APPENDIX A
Reconciliation of Non-GAAP Financial Measures
(in millions)	Year Ended October 31,
	2014	2013
Reconciliation of Adjusted Net Income to Net Income
Adjusted net income	$89.5	$85.0
Items impacting comparability:
Rebranding(a)	(4.1)	(3.6)
U.S. Foreign Corrupt Practices Act investigation(b)	(1.2)	(0.8)
Self-insurance adjustment	(11.5)	(10.6)
Acquisition costs	(1.4)	(1.1)
Litigation and other settlements	(3.4)	(0.1)
Restructuring(c)	(2.6)	(3.8)
Total items impacting comparability	(24.2)	(20.0)
Benefit from income taxes	10.3	7.9
Items impacting comparability, net of taxes	(13.9)	(12.1)
Net income	$75.6	$72.9
Reconciliation of Adjusted Operating Profit to Operating Profit
Adjusted operating profit	$152.8	$139.0
Total items impacting comparability	(24.2)	(20.0)
Operating profit	$128.6	$119.0
Reconciliation of Acquisition Adjusted EBITDA to Net Income
Acquisition Adjusted EBITDA	$193.5	$182.7
Adjustments related to major acquisitions:
Historical EBITDA	23.2	23.2
Adjusted EBITDA	$216.7	$205.9
Items impacting comparability	(24.2)	(20.0)
Provision for income taxes	(48.8)	(39.5)
Interest expense	(10.7)	(12.9)
Depreciation and amortization	(57.4)	(60.6)
Net income	$75.6	$72.9
Reconciliation of Adjusted Operating Cash Flow to Operating Cash Flow
Adjusted operating cash flow	$118.7	$134.8
Adjustments related to major acquisitions:
Historical operating cash flow	2.0	2.0
Acquisition costs	—	(1.5)
Operating cash flow	$120.7	$135.3
Reconciliation of Adjusted Net Income per Diluted Share to Net Income per Diluted Share
Adjusted net income per diluted share	$1.57	$1.52
Items impacting comparability, net taxes	(0.25)	(0.22)
Net income per diluted share	$1.32	$1.30
Diluted shares	57.1	56.1

(a)
Represents costs related to the Company’s branding initiative.

(b)
Includes legal and other costs incurred in connection with an internal investigation into a foreign entity affiliated with a former joint venture partner.

(c)
Restructuring costs associated with realignment of our infrastructure and operations.

A-1

APPENDIX B
ABM INDUSTRIES INCORPORATED
2006 EQUITY INCENTIVE PLAN
AMENDED AND RESTATED [                 ]
1. PURPOSE.
This 2006 Equity Incentive Plan, as amended and restated, is intended to provide incentive to Employees and Directors of ABM Industries Incorporated (the “Company”) and its eligible Affiliates, to encourage proprietary interest in the Company and to encourage Employees and Directors to remain in the service of the Company or its Affiliates.
2. DEFINITIONS.
(a) “Administrator” means the Board or the committee of the Board appointed to administer the Plan, or a delegate of the Board as provided in Section 4(c).
(b) “Affiliate” means any entity, whether a corporation, partnership, joint venture or other organization that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with the Company.
(c) “After-Tax Amount” means any amount to be received by a Participant in connection with a Change-in-Control determined on an after-tax basis taking into account the excise tax imposed pursuant to Code Section 4999, or any successor provision thereto, any tax imposed by any comparable provision of state law, and any applicable federal, state and local income and employment taxes.
(d) “Award” means any award of an Option, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares or an Other Share-Based Award under the Plan.
(e) “Award Agreement” means the agreement between the Company and the recipient of an Award which contains the terms and conditions pertaining to the Award.
(f) “Beneficiary” means a person designated as such by a Participant or a Beneficiary for purposes of the Plan or determined with reference to Section 21.
(g) “Board” means the Board of Directors of the Company.
(h) “Cause” means (i) serious misconduct, dishonesty, disloyalty or insubordination; (ii) the Participant’s conviction (or entry of a plea bargain admitting criminal guilt) of any felony or misdemeanor involving moral turpitude; (iii) drug or alcohol abuse that has a material or potentially material effect on the Company’s reputation and/or the performance of the Participant’s duties and responsibilities under the Participant’s employment agreement; (iv) failure to substantially perform the Participant’s duties or responsibilities under the Participant’s employment agreement for reasons other than death or disability; (v) repeated inattention to duty for reasons other than death or disability; or (vi) any other material breach of the Participant’s employment agreement by the Participant.
(i) “Change-in-Control” means, unless otherwise set forth in an award agreement, that any of the following events occurs:
(i) any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) (A) is or becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 35% of the combined voting power of the then-outstanding Voting Stock of the Company or succeeds in having nominees as directors elected in an “election contest” within the meaning of Rule 14a-12(c) under the Exchange Act and (B) within 18 months thereafter, individuals who were members of the Board of Directors of the Company immediately prior to either such event cease to constitute a majority of the members of the Board of Directors of the Company;
(ii) a majority of the Board ceases to be comprised of Incumbent Directors; or
(iii) the consummation of a reorganization, merger, consolidation, plan of liquidation or dissolution, recapitalization or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of the stock or assets of another Company, or other transaction (each, a “Business Transaction”), unless, in any such case, (A) no Person (other than the Company, any entity resulting from such Business

Transaction or any employee benefit plan (or related trust) sponsored or maintained by the Company, any Subsidiary or such entity resulting from such Business Transaction) beneficially owns, directly or indirectly, 35% or more of the combined voting power of the then-outstanding shares of Voting Stock of the entity resulting from such Business Transaction and (B) at least one-half of the members of the Board of Directors of the entity resulting from such Business Transaction were Incumbent Directors at the time of the execution of the initial agreement providing for such Business Transaction.
(j) “Code” means the Internal Revenue Code of 1986, as amended.
(k) “Committee” means the Compensation Committee of the Board.
(l) “Common Stock” means the $.01 par value common stock of the Company.
(m) “Company” means ABM Industries Incorporated, a Delaware company.
(n) “Covered Employee” shall have the meaning assigned in Code Section 162(m), as amended, which generally includes the chief executive officer or any Employee whose total compensation for the taxable year is required to be reported to shareholders under the Exchange Act by reason of such Employee being among the four highest compensated officers for the taxable year (other than the chief executive officer).
(o) “Director” means a director of the Company.
(p) “Disability” or “Disabled” means, unless otherwise set forth in an award agreement, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.
(q) “Employee” means an individual employed by the Company or an Affiliate (within the meaning of Code Section 3401 and the regulations thereunder).
(r) “Employer” means the Company or an Affiliate, which is the employer of a Participant.
(s) “Executive Officer” means any person who is an officer of the Company for purposes of Section 16 of the Exchange Act.
(t) “Excess Equity Award” means the positive difference, if any, between the value of the Award granted to an Executive Officer and the Award that would have been made to such Executive Officer had the amount of the Award been calculated based on the Company’s financial statements as restated.
(u) “Excess Parachute Payment” means a payment that creates an obligation for a Participant to pay excise taxes under Code Section 280G or any successor provision thereto.
(v) “Exchange Act” means the Securities Exchange Act of 1934, as amended.
(w) “Exercise Price” means the price per Share of Common Stock at which an Option or Stock Appreciation Right may be exercised.
(x) “Fair Market Value” of a Share as of a specified date, unless otherwise determined by the Committee, means the closing price at which Shares are traded on such date (or, if no trading of Shares is reported for that day, on the next following day on which trading is reported) on the principal stock market or exchange on which the Shares are traded; provided that if Shares are not so traded, the fair market value shall be determined by the Committee.
(y) “Family Member” means any person identified as an “immediate family” member in Rule 16(a)-1(c) of the Exchange Act, as such Rule may be amended from time to time. Notwithstanding the foregoing, the Administrator may designate any other person(s) or entity(ies) as a “family member” to the extent consistent with applicable securities laws.
(z) “Full Value Award” means an Award denominated in Shares that does not provide for full payment in cash or property by the Participant.
(aa) “Grant Date” means, with respect to any Award, the date the Administrator grants the Award.
(bb) “Incentive Stock Option” means an Option described in Code Section 422(b).
(cc) “Incumbent Directors” means the individuals who, as of the date of adoption of this Plan, are Directors of the Company and any individual becoming a Director subsequent to the date hereof whose election, nomination for election by the Company’s shareholders, or appointment was approved by a vote of at least two-thirds of the then Incumbent Directors (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination); provided, however, that an individual shall not be an Incumbent Director if such individual’s election or appointment to the Board occurs as a result of an actual or threatened election contest (as described in Rule 14a-12(c) of the Exchange Act) with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board.
(dd) “Independent Committee” means any committee consisting of independent Directors designated by the independent members of the Board.
(ee) “Nonqualified Stock Option” means an Option not described in Code Section 422(b) or 423(b).
(ff) “Non-Employee Director” means a Director who is not an Employee.
(gg) “Option” means a stock option granted pursuant to Section 7.
(hh) “Option Proceeds” means, with respect to any sale or other disposition of Shares issued or issuable upon the exercise of an Option, an amount determined appropriate by the independent members of the Board or the Independent Committee, in its sole judgment, to reflect the effect of a restatement of the Company’s financial statements on the Company’s stock price, up to an amount equal to the number of Shares sold or disposed of, multiplied by a number equal to the difference between the Fair Market Value per Share at the time of sale or disposition and the Exercise Price.
(ii) “Other Share-Based Award” means an Award granted pursuant to Section 12.
(jj) “Participant” means an Employee or Director who has received an Award.
(kk) “Performance Shares” means an Award denominated in Shares granted pursuant to Section 11 that may be earned in whole or in part based upon attainment of performance objectives, which shall be established by the Administrator pursuant to Section 14 with respect to Awards intended to be “performance-based” for purposes of Section 162(m) of the Code.
(ll) “Plan” means this 2006 Equity Incentive Plan, as amended and restated.
(mm) “Prior Plans” means the Company’s 2002 Price-Vested Stock Option Plan, the 1996 Price-Vested Stock Option Plan and the Time-Vested Stock Option Plan.
(nn) “Purchase Price” means the Exercise Price times the number of whole Shares with respect to which an Option is exercised.
(oo) “Restricted Stock” means Shares granted pursuant to Section 9.
(pp) “Restricted Stock Unit” means an Award denominated in Shares granted pursuant to Section 10 in which the Participant has the right to receive a specified number of Shares over a specified period of time.
(qq) “Retirement” means the voluntary termination of employment by an Employee at (i) age 60 or (ii) age 55 or older at a time when age plus years of service equals or exceeds 65.
(rr) “Share” means one share of Common Stock, adjusted in accordance with Section 19 (if applicable).
(ss) “Share Equivalent” means a bookkeeping entry representing a right to the equivalent of one Share.
(tt) “Stock Right” means a right to receive an amount equal to the value of a specified number of Shares which will be payable in Shares or cash as established by the Administrator.
(uu) “Subsidiary” means any company in an unbroken chain of companies beginning with the Company if each of the companies other than the last company in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other Companies in such chain.
3. EFFECTIVE DATE.
This Plan was initially adopted by the Board on January 10, 2006, and became effective on the date the Plan was initially approved by the Company’s shareholders. This Plan was amended and restated by the Board on January 13, 2015, to be effective on the date the amended and restated Plan is approved by shareholders (the “Effective Date”).

4. ADMINISTRATION.
(a) Administration with respect to Non-Employee Directors. With respect to Awards to Non-Employee Directors, the Plan shall be administered by the Governance Committee of the Board or another independent committee of the Board.
(b) Administration with respect to Employees. With respect to Awards to Employees, the Plan shall be administered by the Board, the Committee or a committee of the Board consisting of Board members who qualify as an “outside director” for purposes of Code Section 162(m) and as a “non-employee director” for purposes of Rule 16b-3 promulgated under the Exchange Act.
(i) If any member of the Committee does not qualify as an “outside director” for purposes of Code Section 162(m), Awards under the Plan for the Covered Employees shall be administered by a subcommittee consisting of each Committee member who qualifies as an “outside director.” If fewer than two Committee members qualify as “outside directors,” the Board shall appoint one or more other Board members to such subcommittee who do qualify as “outside directors,” so that the subcommittee will at all times consist of two or more members, all of whom qualify as “outside directors” for purposes of Code Section 162(m).
(ii) If any member of the Committee does not qualify as a “non-employee director” for purposes of Rule 16b-3 promulgated under the Exchange Act, then Awards under the Plan for the executive officers of the Company and Directors shall be administered by a subcommittee consisting of each Committee member who qualifies as a “non-employee director.” If fewer than two Committee members qualify as “non-employee directors,” then the Board shall appoint one or more other Board members to such subcommittee who do qualify as “non-employee directors,” so that the subcommittee will at all times consist of two or more members all of whom qualify as “non-employee directors” for purposes of Rule 16b-3 promulgated under the Exchange Act.
(c) Delegation of Authority to an Officer of the Company or Other Board Committee. The Board may delegate to (i) an officer or officers of the Company and/or (ii) a committee of the Board which may consist of Directors who are also Employees the authority to administer the Plan with respect to Awards made to Employees who are not subject to Section 16 of the Exchange Act.
(d) Powers of the Administrator. The Administrator shall from time to time at its discretion make determinations with respect to Employees and Directors who shall be granted Awards, the number of Shares or Share Equivalents to be subject to each Award, the vesting of Awards, the designation of Options as Incentive Stock Options or Nonqualified Stock Options and other conditions of Awards.
The interpretation and construction by the Administrator of any provisions of the Plan or of any Award shall be final. No member of the Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any Award.
5. ELIGIBILITY.
Subject to the terms and conditions set forth below, Awards may be granted to Employees or Directors. Notwithstanding the foregoing, only employees of the Company and its Subsidiaries may be granted Incentive Stock Options.
(a) Ten Percent Shareholders. An Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries is not eligible to receive an Incentive Stock Option pursuant to this Plan. For purposes of this Section 5(a) the stock ownership of an Employee shall be determined pursuant to Code Section 424(d).
(b) Number of Awards. A Participant may receive more than one Award, including Awards of the same type, but only on the terms and subject to the restrictions set forth in the Plan. Subject to adjustment as provided in Section 19, the following maximum limits shall apply to the amount that may be awarded to any Participant during any calendar year: (i) Options and Stock Appreciation Rights that relate to no more than 1,000,000 Shares; and (ii) Performance Shares, Restricted Stock, Restricted Stock Units and Other Share-Based Awards that relate to no more than 1,000,000 Shares. No Non-Employee Director shall be granted Awards during any one calendar year for services as a Non-Employee Director in excess of 100,000 Shares.
6. STOCK.
The stock subject to Awards granted under the Plan shall be Shares of the Company’s authorized but unissued or reacquired Common Stock. The aggregate number of Shares subject to Awards issued under this Plan (including Shares previously authorized by the Company’s shareholders) shall not exceed 11,679,265

Shares. If any outstanding Option or Stock Appreciation Right under the Plan or any outstanding stock option grant under the Prior Plans for any reason expires or is terminated or any Restricted Stock or Other Share-Based Award is forfeited and under the terms of the expired or terminated Award the Participant received no financial benefits of ownership during the period the Award was outstanding, then the Shares allocable to the unexercised portion of such Option or the forfeited Restricted Stock or Other Share-Based Award may again be subjected to Awards under the Plan. The following Shares may not again be made available for issuance under the Plan: Shares not issued or delivered as a result of the net exercise of a Stock Appreciation Right or Option and Shares used to pay the withholding taxes related to an Award.
The limitations established by this Section 6 shall be subject to adjustment as provided in Section 19.
7. TERMS AND CONDITIONS OF OPTIONS.
Options granted to Employees and Directors pursuant to the Plan shall be evidenced by written Option Agreements in such form as the Administrator shall determine, subject to the following terms and conditions:
(a) Number of Shares. Each Option shall state the number of Shares to which it pertains, which shall be subject to adjustment in accordance with Section 19.
(b) Exercise Price. Each Option shall state the Exercise Price, determined by the Administrator, which shall not be less than the Fair Market Value of a Share on the date of grant, except as provided in Section 19.
(c) Medium and Time of Payment. The Purchase Price shall be payable in full in United States dollars upon the exercise of the Option; provided that with the consent of the Administrator and in accordance with its rules and regulations, the Purchase Price may be paid by the surrender of Shares in good form for transfer, owned by the person exercising the Option and having a Fair Market Value on the date of exercise equal to the Purchase Price, or in any combination of cash and Shares, or in such acceptable form of payment as approved by the Administrator, so long as the total of the cash and the Fair Market Value of the Shares surrendered equals the Purchase Price. No Shares shall be issued until full payment has been made.
(d) Term and Exercise of Options; Nontransferability of Options. Each Option shall state the date after which it shall cease to be exercisable. No Option shall be exercisable after the expiration of ten years from the date it is granted or such lesser period established by the Administrator; provided that unless otherwise specified by the Administrator, the Company’s practice shall be that no Option shall be exercisable after the expiration of seven years from the date it is granted. Except as provided in Section 15(a) or in the event of a Participant’s death or Disability, an Option shall not become vested before the expiration of one year from the date the Option is granted. An Option shall, during a Participant’s lifetime, be exercisable only by the Participant. No Option or any right granted thereunder shall be transferable by the Participant by operation of law or otherwise, other than by will or the laws of descent and distribution. Notwithstanding the foregoing, (i) a Participant may designate a Beneficiary to succeed, after the Participant’s death, to all of the Participant’s Options outstanding on the date of death; (ii) a Nonstatutory Stock Option or any right granted thereunder may be transferable pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act; and (iii) any Participant may voluntarily transfer any Nonstatutory Stock Option to a Family Member as a gift or through a transfer to an entity domiciled in the United States in which more than 50% of the voting or beneficial interests are owned by Family Members (or the Participant) in exchange for an interest in that entity. In the event of any attempt by a Participant to alienate, assign, pledge, hypothecate or otherwise dispose of an Option or of any right thereunder, except as provided herein, or in the event of the levy of any attachment, execution or similar process upon the rights or interest hereby conferred, the Company at its election may terminate the affected Option by notice to the Participant, and the Option shall thereupon become null and void.
(e) Termination of Employment. In the event that a Participant who is an Employee ceases to be employed by the Company or any of its Affiliates for any reason, such Participant (or in the case of death, such Participant’s designated Beneficiary) shall have the right (subject to the limitation that no Option may be exercised after its stated expiration date) to exercise the Option, to the extent that, at the date of termination of employment, the Option had vested pursuant to the terms of the Option Agreement with respect to which such Option was granted and had not previously been exercised, either:
(i) within four months after such termination of employment; or
(ii) in the case of Retirement or death within one year after the date thereof; or
(iii) in the case of Disability, within one year from the date the Committee or its delegate determines that the Participant is Disabled; or

(iv) on such other terms established by the Committee in the Agreement or otherwise prior to termination.
However, in addition to the rights and obligations established in Section 16 below, if the employment of a Participant is terminated by the Company or an Affiliate by reason of Cause, such Option shall cease to be exercisable at the time of the Participant’s termination of employment. The independent members of the Board or the Independent Committee shall determine whether a Participant’s employment is terminated by reason of Cause. In making such determination, such body shall act fairly and shall give the Participant an opportunity to be heard and present evidence on his or her behalf. If a Participant’s employment terminates for reasons other than Cause, but Cause is discovered after the termination and is determined to have occurred by such body, all outstanding Options shall cease to be exercisable upon such determination.
For purposes of this Section, the employment relationship will be treated as continuing while the Participant is on military leave, sick leave (including short-term disability) or other bona fide leave of absence (to be determined in the sole discretion of the Administrator, in accordance with rules and regulations construing Code Sections 422(a)(2) and 409A). Notwithstanding the foregoing, in the case of an Incentive Stock Option, employment shall not be deemed to continue beyond three months after the Participant ceased active employment, unless the Participant’s reemployment rights are guaranteed by statute or by contract. In the event that an Incentive Stock Option is exercised after the period following termination of employment that is required for qualification under Code Section 422(b), such Option shall be treated as a Nonqualified Stock Option for all Plan purposes.
In the event a Non-Employee Director terminates service as a Director, the former Director (or his or her designated Beneficiary in the event of the Non-Employee Director’s death) shall have the right (subject to the limitation that no Option may be exercised after its stated expiration date) to exercise the Option (to the extent vested pursuant to the terms of the Option Agreement and not previously exercised) within one year after such termination or on such other terms established by the Board in the Agreement or otherwise prior to termination of service.
(f) Rights as a Shareholder. A Participant or a transferee of a Participant shall have no rights as a shareholder with respect to any Shares covered by his or her Option until the date of issuance of a stock certificate for such Shares. No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 19.
(g) Modification, Extension and Renewal of Options. Subject to the terms and conditions and within the limitations of the Plan, including the limitations of Section 22, the Administrator may modify, extend or renew outstanding Options granted to Employees and Directors under the Plan. Notwithstanding the foregoing, however, no modification of an Option shall, without the consent of the Participant, alter or impair any rights or obligations under any Option previously granted under the Plan or cause any Option to fail to be exempt from the requirements of Code Section 409A.
(h) Limitation of Incentive Stock Option Awards. If and to the extent that the aggregate Fair Market Value (determined as of the date the Option is granted) of the Shares with respect to which any Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under this Plan and all other plans maintained by the Company, its parent or its Subsidiaries exceeds $100,000, the excess (taking into account the order in which they were granted) shall be treated as Nonqualified Stock Options.
(i) No Reload Options. Options that provide for the automatic grant of another Option upon exercise of the original Option may not be granted under the Plan.
(j) Other Provisions. The Option Agreement shall contain such other provisions that are consistent with the terms of the Plan, including, without limitation, restrictions upon the exercise of the Option, as the Administrator shall deem advisable.
8. STOCK APPRECIATION RIGHTS.
Stock Appreciation Rights granted to Participants pursuant to the Plan may be granted alone, in addition to or in conjunction with, Options.
(a) Number of Shares. Each Stock Appreciation Right shall state the number of Shares or Share Equivalents to which it pertains, which shall be subject to adjustment in accordance with Section 19.
(b) Calculation of Appreciation; Exercise Price. The appreciation distribution payable on the exercise of a Stock Appreciation Right will be equal to the excess of  (i) the aggregate Fair Market Value (on the day before the date of exercise of the Stock Appreciation Right) of a number of Shares equal to the number of Shares or Share

Equivalents in which the Participant is vested under such Stock Appreciation Right on such date, over (ii) the Exercise Price determined by the Administrator on the date of grant of the Stock Appreciation Right, which shall not be less than 100% of the Fair Market Value of a Share on the date of grant.
(c) Term and Exercise of Stock Appreciation Rights. Each Stock Appreciation Right shall state the time or times when it may become exercisable. No Stock Appreciation Right shall be exercisable after the expiration of seven years from the date it is granted or such lesser period established by the Administrator. Except as provided in Section 15(a) or in the event of a Participant’s death or Disability, a Stock Appreciation Right shall not become vested before the expiration of one year from the date the Stock Appreciation Right is granted.
(d) Payment. The appreciation distribution in respect of a Stock Appreciation Right may be paid in Common Stock or in cash, or any combination of the two, or in any other form of consideration as determined by the Administrator and contained in the Stock Appreciation Right Agreement.
(e) Limitations on Transferability. A Stock Appreciation Right shall, during a Participant’s lifetime, be exercisable only by the Participant. No Stock Appreciation Right or any right granted thereunder shall be transferable by the Participant by operation of law or otherwise, other than by will or the laws of descent and distribution. Notwithstanding the foregoing, a Participant may designate a beneficiary to succeed, after the Participant’s death, to all of the Participant’s Stock Appreciation Rights outstanding on the date of termination of employment. Each Stock Appreciation Right Agreement shall set forth the extent to which the Participant shall have the right to exercise the Stock Appreciation Right following termination of the Participant’s employment or service with the Company and its Affiliates. Such provisions shall be determined in the sole discretion of the Administrator, need not be uniform among all Stock Appreciation Right Agreements entered into pursuant to the Plan and may reflect distinctions based on the reasons for termination of employment.
(f) Termination of Employment. Subject to the limitation that no Stock Appreciation Right may be exercised after its stated expiration date, each Stock Appreciation Right Agreement shall set forth the extent to which the Participant shall have the right to exercise the Stock Appreciation Right, to the extent vested, following termination of the Participant’s employment of service with the Company and its Affiliates. Such provisions shall be determined in the sole discretion of the Administrator, need not be uniform among all Stock Appreciation Rights Agreements entered into pursuant to the Plan and may reflect distinctions based on the reasons for termination of employment.
(g) Rights as a Shareholder. A Participant or a transferee of a Participant shall have no rights as a shareholder with respect to any Shares covered by his or her Stock Appreciation Right until the date of issuance of such Shares. Except as provided in Section 19, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such Shares are issued.
(h) Other Terms and Conditions. The Stock Appreciation Right Agreement may contain such other terms and conditions, including restrictions or conditions on the vesting of the Stock Appreciation Right or the conditions under which the Stock Appreciation Right may be forfeited, as may be determined by the Administrator that are consistent with the Plan.
9. RESTRICTED STOCK.
(a) Grants. Subject to the provisions of the Plan, the Administrator shall have sole and complete authority to determine the Employees and Directors to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares of Restricted Stock to be awarded, the price (if any) to be paid by the recipient of Restricted Stock, the time or times within which such Awards may be subject to forfeiture and all other terms and conditions of the Awards; provided, however, that except as provided in Section 15(b) or in the event of a Participant’s death or Disability, Restricted Stock shall have a vesting period of not less than one year. The Administrator may condition the grant of Restricted Stock upon the attainment of specified performance objectives established by the Administrator pursuant to Section 14 or such other factors as the Administrator may determine, in its sole discretion. In addition to the foregoing restrictions, except with respect to a maximum of 5% of the shares authorized for issuance under Section 6, (x) any Awards of Restricted Stock which vest on the basis of the Participant’s length of service with the Company or its subsidiaries shall not provide for vesting that is any more rapid than pro rata vesting over a three-year period, and (y) any Awards of Restricted Stock which provide for vesting upon the attainment of performance goals shall provide for a performance period of at least 12 months.
The terms of each Restricted Stock Award shall be set forth in a Restricted Stock Agreement between the Company and the Participant, which Agreement shall contain such provisions as the Administrator determines to be necessary or appropriate to carry out the intent of the Plan. Each Participant receiving a Restricted Stock Award shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award. The Administrator shall require that stock certificates evidencing such shares be held by the Company until the restrictions lapse and that, as a condition of any Restricted Stock Award, the Participant shall deliver to the Company a stock power relating to the stock covered by such Award.
(b) Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Section 9 shall be subject to the following restrictions and conditions:
(i) During a period set by the Administrator commencing with the date of such Award (the “Restriction Period”), the Participant shall not be permitted to sell, transfer, pledge, assign or encumber shares of Restricted Stock awarded under the Plan. Within these limits, the Administrator, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance or such other factors or criteria as the Administrator may determine in its sole discretion; provided that the Administrator may not waive the one-year vesting restriction in the proviso of Section 9(a).
(ii) Except as provided in this paragraph (ii) and paragraph (i) above, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the shares and the right to receive any cash dividends; provided that the Administrator shall provide that either (A) the payment of ordinary cash dividends shall be delayed unless and until the underlying Restricted Stock becomes vested or (B) such ordinary cash dividends shall be invested in additional shares of Restricted Stock (or Share Equivalents or Restricted Stock Units) to the extent available under Section 6, which shall be subject to the same restrictions as the underlying Restricted Stock. Stock dividends issued with respect to Restricted Stock shall be treated as additional shares of Restricted Stock that are subject to the same restrictions and other terms and conditions that apply to the shares with respect to which such dividends are issued.
(iii) The Administrator shall specify the conditions under which shares of Restricted Stock shall vest or be forfeited and such conditions shall be set forth in the Restricted Stock Agreement.
(iv) If and when the Restriction Period applicable to shares of Restricted Stock expires without a prior forfeiture of the Restricted Stock, certificates for an appropriate number of unrestricted shares shall be delivered promptly to the Participant, and the certificates for the shares of Restricted Stock shall be cancelled.
10. RESTRICTED STOCK UNITS.
(a) Grants. Subject to the provisions of the Plan, the Administrator shall have sole and complete authority to determine the Employees and Directors to whom, and the time or times at which, grants of Restricted Stock Units will be made, the number of Restricted Stock Units to be awarded, the price (if any) to be paid by the recipient of the Restricted Stock Units, the time or times within which such Restricted Stock Units may be subject to forfeiture and all other terms and conditions of the Restricted Stock Unit Awards; provided, however, that except as set forth in Section 15(b) or in the event of a Participant’s death or Disability, Restricted Stock Units shall have a vesting period of not less than one year. The Administrator may condition the grant of Restricted Stock Unit Awards upon the attainment of specified performance objectives established by the Administrator pursuant to Section 14 or such other factors as the Administrator may determine, in its sole discretion. In addition to the foregoing restrictions, except with respect to a maximum of 5% of the shares authorized for issuance under Section 6, (x) any Restricted Stock Units which vest on the basis of the Participant’s length of service with the Company or its subsidiaries shall not provide for vesting that is any more rapid than pro rata vesting over a three-year period, and (y) any Restricted Stock Units which provide for vesting upon the attainment of performance goals shall provide for a performance period of at least 12 months.
The terms of each Restricted Stock Unit Award shall be set forth in a Restricted Stock Unit Award Agreement between the Company and the Participant, which Agreement shall contain such provisions as the Administrator determines to be necessary or appropriate to carry out the intent of the Plan. With respect to a Restricted Stock Unit Award, no certificate for shares of stock shall be issued at the time the grant is made (nor shall any book entry be made in the records of the Company), and the Participant shall have no right to or interest in shares of stock of the Company as a result of the grant of Restricted Stock Units.
(b) Restrictions and Conditions. The Restricted Stock Units awarded pursuant to this Section 10 shall be subject to the following restrictions and conditions:
(i) At the time of grant of a Restricted Stock Unit Award, the Administrator may impose such restrictions or conditions on the vesting of the Restricted Stock Units, as the Administrator deems appropriate. Within these limits, the Administrator, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance, or such other factors or criteria as the Administrator may determine in its sole discretion; provided that the Administrator may not waive the one-year vesting restriction in the proviso of Section 10(a). The foregoing notwithstanding, no action pursuant to the preceding sentence may alter the time of payment of the Restricted Stock Unit Award if such alteration would cause the Award to be subject to penalty under Code Section 409A.
(ii) Dividend equivalents may be credited in respect of Restricted Stock Units, as the Administrator deems appropriate. Such dividend equivalents may be paid in cash (subject to the vesting schedule of the underlying Restricted Stock Units) or converted into additional Restricted Stock Units by dividing (1) the aggregate amount or value of the dividends paid with respect to that number of Shares equal to the number of Restricted Stock Units then credited by (2) the Fair Market Value per Share on the payment date for such dividend. The additional Restricted Stock Units credited by reason of such dividend equivalents will be subject to all of the terms and conditions (including the vesting schedule) of the underlying Restricted Stock Unit Award to which they relate.
(iii) The Administrator shall specify the conditions under which Restricted Stock Units shall vest or be forfeited and such conditions shall be set forth in the Restricted Stock Unit Agreement.
(c) Deferral Election. Each recipient of a Restricted Stock Unit Award may be eligible, subject to Administrator approval, to elect to defer all or a percentage of any Shares he or she may be entitled to receive upon the lapse of any restrictions or vesting period to which the Award is subject. This election shall be made by giving notice in a manner and within the time prescribed by the Administrator and in compliance with the requirements of Code Section 409A. Each Participant must indicate the percentage (expressed in whole percentages) he or she elects to defer of any Shares he or she may be entitled to receive. If no notice is given, the Participant shall be deemed to have made no deferral election. Each deferral election filed with the Administrator shall become irrevocable on and after the prescribed deadline.
11. PERFORMANCE SHARES.
(a) Grants. Subject to the provisions of the Plan, the Administrator shall have sole and complete authority to determine the Employees and Directors to whom, and the time or times at which, grants of Performance Shares will be made, the number of Performance Shares to be awarded, the price (if any) to be paid by the recipient of the Performance Shares, the time or times within which such Performance Shares may be subject to forfeiture and all other terms and conditions of the Performance Share Awards; provided, however, that except as set forth in Section 15(b) or in the event of a Participant’s death or Disability, Performance Shares shall have a vesting period of not less than one year. The Administrator may condition the grant of Performance Share Awards upon the attainment of specified performance objectives established by the Administrator pursuant to Section 14 or such other factors as the Administrator may determine, in its sole discretion.
The terms of each Performance Share Award shall be set forth in a Performance Share Award Agreement between the Company and the Participant, which Agreement shall contain such provisions as the Administrator determines to be necessary or appropriate to carry out the intent of the Plan. With respect to a Performance Share Award, no certificate for shares of stock shall be issued at the time the grant is made (nor shall any book entry be made in the records of the Company), and the Participant shall have no right to or interest in shares of stock of the Company as a result of the grant of Performance Shares.
(b) Restrictions and Conditions. The Performance Shares awarded pursuant to this Section 11 shall be subject to the following restrictions and conditions:
(i) At the time of grant of a Performance Share Award, the Administrator may set performance objectives in its discretion which, depending on the extent to which they are met, will determined the number of Performance Shares that will be paid out to the Participant. The time period during which the performance objectives must be met will be called the “Performance Period.” After the applicable Performance Period has ended, the recipient of the Performance Shares will be entitled to receive the number of Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives have been achieved. After the grant of a Performance Share Award, the Administrator, in its sole discretion, may reduce or waive any performance objective for such Performance Share Award; provided, however, that the Administrator may not waive the restriction in the proviso of Section 11(a) and further provided that no performance objective may be waived or reduced for a Covered Employee and further provided that no such action may alter the time of payment of the Performance Share Award if such alteration would cause the award to be subject to penalty under Code Section 409A.
(ii) Dividend equivalents will not be credited in respect of any unearned Performance Share Award during the applicable Performance Period.

12. OTHER SHARE-BASED AWARDS.
(a) Grants. Other Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares (“Other Share-Based Awards”), may be granted either alone or in addition to or in conjunction with other Awards under this Plan. Awards under this Section 12 may include (without limitation) Stock Rights, the grant of Shares conditioned upon some specified event, the payment of cash based upon the performance of the Shares or the grant of securities convertible into Shares.
Subject to the provisions of the Plan, the Administrator shall have sole and complete authority to determine the Employees and Directors to whom and the time or times at which Other Share-Based Awards shall be made, the number of Shares or other securities, if any, to be granted pursuant to Other Share-Based Awards, and all other conditions of the Other Share-Based Awards; provided, however, that except as set forth in Section 15(b) or in the event of a Participant’s death or Disability, Other Share-Based Awards shall have a vesting period of not less than one year. The Administrator may condition the grant of an Other Share-Based Award upon the attainment of specified performance goals or such other factors as the Administrator shall determine, in its sole discretion. In granting an Other Share-Based Award, the Administrator may determine that the recipient of an Other Share-Based Award shall be entitled to receive, currently or on a deferred basis, interest or dividends or dividend equivalents with respect to the Shares or other securities covered by the Award, and the Administrator may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested; provided that the Administrator shall provide that either (A) the payment of ordinary cash dividends shall be delayed unless and until the underlying Award becomes vested or (B) such ordinary cash dividends shall be invested in additional Shares, Share Equivalents or Restricted Stock Units to the extent available under Section 6, which shall be subject to the same restrictions as the underlying Award. The terms of any Other Share-Based Award shall be set forth in an Other Share-Based Award Agreement between the Company and the Participant, which Agreement shall contain such provisions as the Administrator determines to be necessary or appropriate to carry out the intent of the Plan.
(b) Terms and Conditions. In addition to the terms and conditions specified in the Other Share-Based Award Agreement, Other Share-Based Awards shall be subject to the following:
(i) Any Other Share-Based Award may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the Shares are issued or the Award becomes payable, or, if later, the date on which any applicable restriction, performance or deferral period lapses.
(ii) The Other Share-Based Award Agreement shall contain provisions dealing with the disposition of such Award in the event of termination of the Employee’s employment or the Director’s service prior to the exercise, realization or payment of such Award, and, subject to the achievement of one-year minimum vesting (unless otherwise in connection with a Change-in-Control), the Administrator in its sole discretion may provide for payment of the Award in the event of the Participant’s Disability or death, with such provisions to take account of the specific nature and purpose of the Award.
13. OTHER PAYMENTS IN SHARES.
Shares may be issued under this Plan to satisfy the payment of all or part of an award pursuant to the Company’s annual bonus plan. In addition, all or part of any Director’s fees may be paid in Shares or Share Equivalents issued under this Plan. Any Shares issued pursuant to this Section 13 shall reduce the number of Shares authorized under Section 6 but shall not be considered an Award for purposes of the maximum grant limitation in Section 5(b).
14. PERFORMANCE OBJECTIVES.
(a) Authority to Establish. The Administrator shall determine the terms and conditions of Awards at the date of grant or thereafter; provided that performance objectives for each year, if any, shall be established by the Administrator not later than the latest date permissible under Code Section 162(m).
(b) Criteria. To the extent that such Awards are paid to Employees the performance objectives to be used, if any, shall be expressed in terms of one or more of the following: total shareholder return; earnings per share; stock price; return on equity; net earnings; income from continuing operations; related return ratios; cash flow; net earnings growth; earnings before interest, taxes, depreciation and amortization (“EBITDA”); gross or operating margins; productivity ratios; expense targets; operating efficiency; market share; customer satisfaction; working capital targets (including, but not limited to days sales outstanding); return on assets; increase in revenues; decrease in expenses; increase in funds from operations (“FFO”); and increase in FFO per share. Awards may be based on performance against objectives for more than one Subsidiary or segment of the Company. For example, awards for a Participant employed by the Company may be based on overall corporate performance against objectives, but awards for a Participant employed by a Subsidiary may be based on a combination of corporate, segment and Subsidiary performance against objectives. Performance objectives, if any, established by the Administrator may be (but need not be) different from year-to-year, and different performance objectives may be applicable to different Participants. Performance objectives may be determined on an absolute basis or relative to internal goals or relative to levels attained in prior years or related to other companies or indices or as ratios expressing relationships between two or more performance objectives. In addition, performance objectives may be based upon the attainment of specified levels of Company performance under one or more of the measures described above relative to the performance of other corporations.
(c) Adjustments. The Committee shall specify the manner of adjustment of any performance objectives to the extent necessary to prevent dilution or enlargement of any award as a result of extraordinary events or circumstances, as determined by the Committee, or to exclude the effects of extraordinary, unusual or nonrecurring items; changes in applicable laws, regulations, or accounting principles; currency fluctuations; discontinued operations; noncash items, such as amortization, depreciation or reserves; asset impairment; or any recapitalization, restructuring, reorganization, merger, acquisition, divestiture, consolidation, spin-off, split-up, combination, liquidation, dissolution, sale of assets or other similar corporate transaction. Any adjustment to performance objectives pursuant to this Section 14(c) shall be done in accordance with Code Section 162(m).
15. CHANGE-IN-CONTROL.
(a) Effect of Change-in-Control on Options and Stock Appreciation Rights. Subject to the limitations set forth in Section 15(c), in the event of a Change-in-Control, the surviving, continuing, successor or purchasing Company or other business entity or parent thereof, as the case may be (the “Acquiror”) may, without the consent of any Participant, either assume or continue the Company’s rights and obligations under outstanding Options and Stock Appreciation Rights or substitute for outstanding Options and Stock Appreciation Rights substantially equivalent options covering the Acquiror’s stock. All Options and Stock Appreciation Rights assumed or continued by the Acquiror in connection with a Change-in-Control will become fully vested and exercisable if the Participant’s employment is terminated without Cause at any time during the 12-month period following the Change-in-Control.
Any Option or Stock Appreciation Right granted one year or more prior to the Change-in-Control that is neither assumed nor continued by the Acquiror in connection with the Change-in-Control shall, contingent on the Change-in-Control, become fully vested and exercisable immediately prior to the Change-in-Control. Any Option or Stock Appreciation Right granted less than one year prior to the Change-in-Control that is neither assumed nor continued by the Acquiror in connection with the Change-in-Control shall, to the extent not previously vested and exercisable, immediately prior to the Change-in-Control become vested and exercisable as to the number of Shares subject to such Option or Stock Appreciation Right equal to (i) the number of Shares originally subject to such Option or Stock Appreciation Right, multiplied by (ii) the number of whole months between the Grant Date and the Change-in-Control, divided by (iii) the number of months between the Grant Date and the date on which all Shares originally subject to such Option or Stock Appreciation Right would have been fully vested and exercisable; and such Option or Stock Appreciation Right shall terminate with respect to all remaining Shares subject to such Option or Stock Appreciation Right.
(b) Effect of Change-in-Control on Awards Other Than Options. Subject to the limitations set forth in Section 15(c), in the event of a Change-in-Control, the Acquiror may, without the consent of any Participant, either assume or continue the Company’s rights and obligations under outstanding Awards other than Options or substitute for such Awards substantially equivalent awards covering the Acquiror’s stock. All Awards other than Options assumed or continued by the Acquiror in connection with a Change-in-Control will become fully vested and all restrictions on such Awards will lapse if the Participant’s employment is terminated without Cause at any time during the 12-month period following the Change-in-Control. Any Award that is neither assumed nor continued by the Acquiror in connection with the Change-in-Control shall, upon the Change-in-Control, become fully vested and all restrictions shall be released immediately prior to the Change-in-Control, and all Restricted Unit Awards and Performance Share Awards shall become immediately payable. Notwithstanding anything in this Section 15(b) to the contrary, with respect to any Award of Restricted Stock Units or Performance Shares granted under this Plan that constitutes deferred compensation within the meaning of Section 409A of the Code, if the Change-in-Control does not constitute a “change in effective ownership or control” of the Company within the meaning of Section 409A of the Code, Restricted Stock Units and Performance Shares shall vest as provided in this Section 15(b), but shall be payable to the Participant in accordance with the payment provisions of the applicable Award Agreement.
(c) Limitation on Acceleration. In connection with any acceleration of vesting or change in exercisability upon or after a Change-in-Control, if any amount or benefit to be paid or provided under an Award or under any other agreement between a Participant and Company would be an Excess Parachute Payment (including after taking into account the value, to the maximum extent permitted by Code Section 280G, of covenants by or restrictions on Participant following the Change-in-Control), then the payments and benefits to be paid or provided will be reduced to the minimum extent necessary (but in no event to less than zero) so that no portion of any such payment or benefit, as so reduced, constitutes an Excess Parachute Payment; provided, however, that the foregoing reduction will not be made if such reduction would result in a Participant’s receiving an After-Tax Amount less than 90% of the After-Tax Amount of the payments Participant would have received under such Awards or any other agreement without regard to this limitation. Whether requested by a Participant or the Company, the determination of whether any reduction in such payments or benefits is required pursuant to the preceding sentence, and the value to be assigned to any covenants by or restrictions on Participant, for purposes of determining the amount, if any, of the Excess Parachute Payment will be made at the expense of the Company by the Company’s independent accountants or benefits consultant. The fact that a Participant’s right to payments or benefits may be reduced by reason of the limitations contained in this paragraph will not of itself limit or otherwise affect any other rights of a Participant under any other agreement. In the event that any payment or benefit intended to be provided is required to be reduced pursuant to this paragraph, a Participant will be entitled to designate the payments and/or benefits to be so reduced in order to give effect to this paragraph, provided, however, if any such payments and/or benefits constitute deferred compensation within the meaning of Section 409A, the following rules shall apply: first a pro rata reduction of  (i) cash payments subject to Section 409A of the Code as deferred compensation and (ii) cash payments not subject to Section 409A of the Code, and second a pro rata cancellation of  (x) equity-based compensation subject to Section 409A of the Code as deferred compensation and (y) equity-based compensation not subject to Section 409A of the Code. The Company will provide Participant with all information reasonably requested by Participant to permit Participant to make such designation. In the event that Participant fails to make such designation within ten business days after receiving notice from the Company of a reduction under this paragraph, the Company may effect such reduction in any manner it deems appropriate.
16. FORFEITURE FOR CAUSE.
Notwithstanding any other provision of this Plan to the contrary, if the independent members of the Board or the Independent Committee determines that a Participant has engaged in conduct which constitutes Cause, the following provisions shall apply:
(a) Any outstanding Option shall immediately and automatically terminate, be forfeited and shall cease to be exercisable, without limitation. In addition, any shares of Restricted Stock, Restricted Stock Units or Performance Shares as to which the restrictions have not lapsed shall immediately and automatically be forfeited, all of the rights of the Participant to such shares or share equivalents shall immediately terminate, and any Restricted Stock shall be returned to the Company.
(b) The lapse of restrictions on or vesting of Restricted Stock, Restricted Stock Units or Performance Shares that have vested or upon which the restrictions have lapsed within the 36-month period immediately prior to the date it is determined that the Participant engaged in conduct constituting Cause (the “Determination Date”) shall be rescinded and all outstanding Awards shall be canceled. The Participant shall deliver to the Company the Shares delivered upon vesting or lapse of restrictions if such vesting or lapse of restrictions has been rescinded and the Shares retained by the Participant.
(c) The independent members of the Board or the Independent Committee may, to the extent permitted by applicable law, rescind any Awards made to the Participant within the 36-month period immediately prior to the Determination Date.
(d) The independent members of the Board or the Independent Committee may, to the extent permitted by applicable law, recover any gains realized from the sale of vested Shares or the sale or other disposition of any Shares issued or issuable upon the exercise of an Option, in the case of any such sale or other disposition during the 36-month period immediately prior to the Determination Date.
The independent members of the Board or the Independent Committee shall determine in such body’s sole discretion whether the Participant has engaged in conduct that constitutes Cause.
Any provision of this Section 16 which is determined by a court of competent jurisdiction to be invalid or unenforceable should be construed or limited in a manner that is valid and enforceable and that comes closest to the business objectives intended by such invalid or unenforceable provision, without invalidating or rendering unenforceable the remaining provisions of this Section 16.
17. RECOUPMENT.
Dodd-Frank Clawback. The Committee shall have full authority to implement any policies and procedures necessary to comply with Section 10D of the Exchange Act and any rules promulgated thereunder. Without limiting the foregoing, the Committee may provide in award agreements or with respect to any Award granted hereunder that, in event of a financial restatement that reduces amount of previously awarded incentive compensation that would not have been earned had results been properly reported, outstanding awards will be cancelled and Company may clawback (i.e., recapture) realized Option/Stock Appreciation Right gains and realized value for vested Restricted Stock or Restricted Stock Units or earned Performance Shares or Other Share-Based Awards within 12 months preceding financial restatement.
Recoupment in the Event of Restatement. Notwithstanding any other provision of this Plan to the contrary, if the Company’s financial statements are the subject of a restatement due to misconduct, fraud or malfeasance, then the following shall apply:
(a) To the extent permitted by governing law, the independent members of the Board or the Independent Committee may, in its discretion, (i) rescind any Excess Equity Award or portion thereof made to an Executive Officer within the 36-month period immediately prior to the date such material restatement is first publicly disclosed and (ii) in the event that an Executive Officer has sold or otherwise disposed of some or all of the Shares subject to the Excess Equity Award, recover any gains made from the sale or other disposition of such Shares that was effected during the 36-month period immediately prior to the date such material restatement is first publicly disclosed. In no event shall the Company be required to award an Executive Officer additional equity incentive compensation should the restated financial statements result in a higher equity incentive payment.
(b) In addition to the foregoing, the independent members of the Board or the Independent Committee may, in its discretion, require that an Executive Officer pay the Company, in cash and upon demand, Option Proceeds resulting from the sale or other disposition of Shares issued or issuable upon the exercise of an Option if the sale or disposition was effected during the 36-month period immediately prior to the date such material restatement is first publicly disclosed.
Any provision of this Section 17 which is determined by a court of competent jurisdiction to be invalid or unenforceable should be construed or limited in a manner that is valid and enforceable and that comes closest to the business objectives intended by such invalid or unenforceable provision, without invalidating or rendering unenforceable the remaining provisions of this Section 17.
18. TERM OF PLAN.
Awards may be granted pursuant to the Plan until the termination of the Plan on January 10, 2022.
19. RECAPITALIZATION.
Subject to any required action by the shareholders, the number of Shares covered by this Plan as provided in Section 6, the maximum grant limitation in Section 5(b), the number of Shares or Share Equivalents covered by or referenced in each outstanding Award, and the Exercise Price of each outstanding Option or Stock Appreciation Right and any price required to be paid for Restricted Stock or Other Share-Based Award shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of Shares, the payment of a stock dividend (but only of Common Stock) or any other increase or decrease in the number of such Shares effected without receipt of consideration by the Company or the declaration of a dividend payable in cash that has a material effect on the price of issued Shares.
Subject to any required action by the shareholders, if the Company shall be a party to any merger, consolidation or other reorganization, each outstanding Award shall pertain and apply to the securities to which a holder of the number of Shares or Share Equivalents subject to the Award would have been entitled. In the event of a change in the Common Stock as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.
To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive, provided that each Incentive Stock Option granted pursuant to this Plan shall not be adjusted in a manner that causes the Option to fail to continue to qualify as an incentive stock option within the meaning of Code Section 422 or subject the Option to the requirements of Code Section 409A.
Except as expressly provided in this Section 19, a Participant shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another company, and any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class, shall not affect the number or price of Shares subject to the Award.

The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business assets.
20. SECURITIES LAW REQUIREMENTS AND LIMITATION OF RIGHTS.
(a) Securities Law. No Shares shall be issued pursuant to the Plan unless and until the Company has determined that: (i) it and the Participant have taken all actions required to register the Shares under the Securities Act of 1933 or perfect an exemption from registration; (ii) any applicable listing requirement of any stock exchange on which the Common Stock is listed has been satisfied; and (iii) any other applicable provision of state or federal law has been satisfied.
(b) Employment Rights. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain employed by the Company or an Affiliate or to remain a Director. The Company and its Affiliates reserve the right to terminate the employment of any employee at any time, with or without cause or for no cause, subject only to a written employment contract (if any), and the Board reserves the right to terminate a Director’s membership on the Board for cause in accordance with the Company’s Restated Certificate of Incorporation.
(c) Shareholders’ Rights. Except as provided by the Administrator in accordance with Section 12, a Participant shall have no dividend rights, voting rights or other rights as a shareholder with respect to any Shares covered by his or her Award prior to the issuance of a stock certificate for such Shares. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date when such certificate is issued.
(d) Creditors’ Rights. A holder of an Other Share-Based Award shall have no rights other than those of a general creditor of the Company. An Other Share-Based Award shall represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Other Share-Based Award Agreement. An Other Share-Based Award shall not be deemed to create a trust for the benefit of any individual.
21. BENEFICIARY DESIGNATION.
Participants and their Beneficiaries may designate on the prescribed form one or more Beneficiaries to whom distribution shall be made of any Award outstanding at the time of the Participant’s or Beneficiary’s death. A Participant or Beneficiary may change such designation at any time by filing the prescribed form with the Administrator. If a Beneficiary has not been designated or if no designated Beneficiary survives the Participant or Beneficiary, distribution will be made to the residuary beneficiary under the terms of the Participant’s or Beneficiary’s last will and testament or, in the absence of a last will and testament, to the Participant’s or Beneficiary’s estate as Beneficiary.
22. AMENDMENT OF THE PLAN.
The Board may suspend or discontinue the Plan or revise or amend it with respect to any Shares at the time not subject to Awards except that, without approval of the shareholders of the Company, no such revision or amendment shall:
(a) Increase the number of Shares subject to the Plan;
(b) Change the designation in Section 5 of the class of Employees eligible to receive Awards;
(c) Decrease the price at which Incentive Stock Options may be granted;
(d) Remove the administration of the Plan from the Administrator;
(e) Amend Section 23; or
(f) Amend this Section 22 to defeat its purpose.
Notwithstanding anything to the contrary in the Plan, the Committee may grant Awards with such terms, or create sub-plans, as may be necessary for the purpose of qualifying for preferred tax treatment under non-U.S. tax laws or complying with local rules and regulations.
23. NO AUTHORITY TO REPRICE.
Without the consent of the shareholders of the Company, except as provided in Section 19, the Administrator shall have no authority to effect (i) the repricing of any outstanding Options or Stock Appreciation Rights under the Plan, (ii) the cancellation of any outstanding Options or Stock Appreciation Rights under the Plan and the grant in substitution therefor of new Options or Stock Appreciation Rights, or of new Restricted Stock or Restricted Stock Units or Other Stock-Based Awards, in any case covering the same or different numbers of shares of Common Stock that has the effect of an indirect repricing, or (iii) cashing out Options or Stock Appreciation Rights that have an Exercise Price greater than the then-Fair Market Value of the Shares.
24. NO OBLIGATION TO EXERCISE OPTION.
The granting of an Option shall impose no obligation upon the Participant to exercise such Option.
25. APPROVAL OF SHAREHOLDERS.
This Plan and any amendments requiring shareholder approval pursuant to Section 22 shall be subject to approval by affirmative vote of the shareholders of the Company. Such vote shall be taken at the first annual meeting of shareholders following the adoption of the Plan or of any such amendments, or any adjournment of such meeting.
26. WITHHOLDING TAXES.
(a) General. To the extent required by applicable law, the person exercising any Option granted under the Plan or the recipient of any payment or distribution under the Plan shall make arrangements satisfactory to the Company for the satisfaction of any applicable withholding tax obligations. The Company shall not be required to make such payment or distribution until such obligations are satisfied.
(b) Other Awards. The Administrator may permit a Participant who exercises Nonqualified Stock Options or who vests in Restricted Stock Awards, Restricted Stock Unit Awards, Performance Share Awards or, as applicable, Stock Appreciation Rights and Other Share-Based Awards, to satisfy all or part of his or her statutory minimum withholding tax obligations by having the Company withhold a portion of the Shares that otherwise would be issued to him or her under such Awards. Such Shares shall be valued at the Fair Market Value on the day preceding the day when taxes otherwise would be withheld in cash. The payment of withholding taxes by surrendering Shares to the Company, if permitted by the Administrator, shall be subject to such restrictions as the Administrator may impose, including any restrictions required by rules of the Securities and Exchange Commission.
27. SUCCESSORS AND ASSIGNS.
The Plan shall be binding upon the Company, its successors and assigns, and any parent Company of the Company’s successors or assigns. Notwithstanding that the Plan may be binding upon a successor or assign by operation of law, the Company shall require any successor or assign to expressly assume and agree to be bound by the Plan in the same manner and to the same extent that the Company would be if no succession or assignment had taken place.
28. EXECUTION.
To record the adoption of the Plan as amended and restated on [                 ], the Company has caused its authorized officer to execute the same.
ABM INDUSTRIES INCORPORATED
By: Senior Vice President, Human Resources

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ABM INDUSTRIES INCORPORATED M80679-P58688 ABM INDUSTRIES INCORPORATED 551 5TH AVENUE SUITE 300 NEW YORK, NY 10176 2. Proposal to ratify the selection of KPMG LLP as ABM Industries Incorporated's independent registered public accounting firm for fiscal year 2015. 3. Proposal to approve, by advisory vote, executive compensation. 4. Proposal to approve the Amended and Restated 2006 Equity Incentive Plan. ! ! ! Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. 01) Linda Chavez 02) J. Philip Ferguson 03) Scott Salmirs 1. Election of Directors Nominees: VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern
Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. Electronic Delivery of Future PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR the following: ! ! ! ! ! ! The Board of Directors recommends you vote FOR proposals 2, 3 and 4: For All Withhold All For All Except For Against Abstain To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. ! ! !

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSFOR THEANNUAL MEETING OF SHAREHOLDERSTO BE HELD ONMARCH 4, 2015The undersigned hereby appoints Anthony G. Fernandes, Luke S. Helms, and Maryellen C. Herringer and each of them, asproxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the reverse side of this card, allthe shares of common stock of ABM Industries Incorporated which the undersigned is entitled to vote at the Annual Meetingof Shareholders of ABM to be held on March 4, 2015, or at any adjournment thereof, with all powers which the undersignedwould possess if present at the meeting. The undersigned also appoints these persons, in their discretion, to vote uponsuch other business as may properly come before the meeting or any adjournment thereof.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDERS. IF NO SUCHDIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSESIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSALS 2, 3 AND 4.PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPEContinued and to
be signed on reverse sideImportant Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement, Annual Report and Form 10-K for the Fiscal Year Ended October 31, 2014and the ABM 2014 Annual Report to Shareholders are available at www.proxyvote.com.M80680-P58688